As filed with the Securities and Exchange Commission on July 9, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3802

                          LEHMAN BROTHERS INCOME FUNDS
                          ----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

       Peter E. Sundman, Chairman of the Board and Chief Executive Officer
                          Lehman Brothers Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS


LEHMAN BROTHERS ASSET MANAGEMENT

Lehman Brothers

Investor Class Shares
Institutional Class Shares
Reserve Class Shares
Trust Class Shares

Lehman Brothers Core Bond Fund
Lehman Brothers High Income Bond Fund
Lehman Brothers Municipal Money Fund
Lehman Brothers Municipal Securities Trust
Lehman Brothers National Municipal Money Fund
Lehman Brothers New York Municipal Money Fund
Lehman Brothers Short Duration Bond Fund
Lehman Brothers Strategic Income Fund
Lehman Brothers Tax-Free Money Fund
Neuberger Berman Cash Reserves

Semi-Annual Report

April 30, 2007

Contents

THE FUNDS
Chairman's Letter                                                             1

PORTFOLIO COMMENTARY
Lehman Brothers Core Bond Fund                                                2
Lehman Brothers High Income Bond Fund                                         4
Lehman Brothers Municipal Money Fund                                          6
Lehman Brothers Municipal Securities Trust                                    8
Lehman Brothers National Municipal Money Fund                                10
Lehman Brothers New York Municipal Money Fund                                12
Lehman Brothers Short Duration Bond Fund                                     14
Lehman Brothers Strategic Income Fund                                        16
Lehman Brothers Tax-Free Money Fund                                          19
Neuberger Berman Cash Reserves                                               21

FUND EXPENSE INFORMATION                                                     27

SCHEDULE OF INVESTMENTS
Lehman Brothers Core Bond Fund                                               31
Lehman Brothers High Income Bond Fund                                        38
Lehman Brothers Municipal Money Fund                                         43
Lehman Brothers Municipal Securities Trust                                   53
Lehman Brothers National Municipal Money Fund                                56
Lehman Brothers New York Municipal Money Fund                                63
Lehman Brothers Short Duration Bond Fund                                     66
Lehman Brothers Strategic Income Fund                                        70
Lehman Brothers Tax-Free Money Fund                                          81
Neuberger Berman Cash Reserves                                               91

FINANCIAL STATEMENTS                                                         98

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2007 Neuberger Berman Management Inc. All rights reserved. (C)2007 Lehman Brothers Asset Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS/PER SHARE DATA
Lehman Brothers Core Bond Fund                                               119
Lehman Brothers High Income Bond Fund                                        121
Lehman Brothers Municipal Money Fund                                         122
Lehman Brothers Municipal Securities Trust                                   123
Lehman Brothers National Municipal Money Fund                                124
Lehman Brothers New York Municipal Money Fund                                125
Lehman Brothers Short Duration Bond Fund                                     126
Lehman Brothers Strategic Income Fund                                        128
Lehman Brothers Tax-Free Money Fund                                          130
Neuberger Berman Cash Reserves                                               131

Directory                                                                    135
Proxy Voting Policies and Procedures                                         136
Quarterly Portfolio Schedule                                                 136

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2007 Neuberger Berman Management Inc. All rights reserved. (C)2007 Lehman Brothers Asset Management LLC. All rights reserved.

Chairman's Letter

Dear Shareholder,

Over the past six months, the fixed income market has been a somewhat tempestuous place. Early in the period, bonds extended an impressive rally in the wake of the Fed's mid-2006 decision to keep interest rates in place and as economic data indicated a slowing economy (which tends to be beneficial to bonds). However, the picture became somewhat more cloudy in early 2007, as concerns about the potential impact of sub-prime mortgage failures on other parts of the bond market, varied economic signals and still stubbornly high inflation unsettled investors.

During the reporting period, our portfolio managers earned their keep, remaining skeptical of overly optimistic market anticipation of rate cuts by the Federal Reserve, but also finding opportunities in ongoing market volatility. Although the Fed has eliminated the "tightening bias" in its policies, it remains focused on data releases to determine its future course. In turn, our managers will maintain a watchful eye as they look for income while seeking to maintain principal as the outlook evolves.

As we have already communicated, 2007 marks an important point in our history, as we have recently begun offering our income funds under the Lehman Brothers name. This transition reinforces the strength of our affiliation with Lehman Brothers and our desire to present our fixed income capabilities as one cohesive unit. You can be assured that our long-standing investment disciplines and processes will remain unchanged.

Over the past few years, our merger with Lehman Brothers has strengthened our ability to attract and retain the highest level of investment talent, as shown by the many additions to our professional staff. Our parent company values and respects our investment expertise; and we continue to manage our portfolios as we did before, aided by the extensive resources of Lehman Brothers. Most importantly, we share a common culture--one focused on discipline, integrity and a commitment to act in the best interests of our shareholders at all times.

In closing, we have worked hard to earn your trust and confidence, and look forward to building on that tradition in the years ahead.

Sincerely,


/s/ Peter Sundman
--------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
LEHMAN BROTHERS INCOME FUNDS

Lehman Brothers Core Bond Fund Portfolio Commentary

For the six months ended April 30, 2007, the Lehman Brothers Core Bond Fund generated a positive return and outpaced its benchmark, the Lehman Brothers U.S. Aggregate Index.

The bond market rallied in late calendar 2006, suffered some volatility in early 2007, but finished in the black on a total return basis. The yield curve (reflecting yield levels from short to long maturities) remained roughly flat throughout the period.

Early advances were driven by a combination of slower economic growth (which encouraged bond investors) and a continued pause in the Federal Reserve's two-year campaign to raise interest rates. Still, varied readings on the economy, combined with a change in the Fed's language, led to significant volatility for the bond market in the first four months of 2007. Recent data indicate that the economy has been growing at a significantly slower rate than in recent quarters. That, combined with concern that sub-prime mortgage weakness could spread to other sectors, is shaping expectations that the Fed will ease interest rates sometime during the second quarter. During calendar 2007, the yield curve steepened as these expectations were built into market yields.

In terms of portfolio strategy, we shortened portfolio duration (or sensitivity to interest rates) in calendar 2007 from neutral to a quarter-year below the benchmark duration in response to the rally in late 2006, believing that the market's expectation for an imminent rate cut was overly optimistic. And, in January, after mortgage spreads narrowed to long time lows, we reduced our overall position in mortgage pass-throughs, although mortgage-backed securities remain, at 38.4%, a substantial part of the portfolio.

In other areas, we decreased exposure to corporate debt from 19.5% to 14.6% of the portfolio, increased holdings in U.S. Treasury securities from 5.6% to 16.9%, slightly raised U.S. government agency holdings from 10.3% to 11.2%, and kept asset-backed securities at approximately 11% of the portfolio.

Looking forward, the economic growth trajectory remains unclear. However, we believe the growth rate should return to the long-term range of 2.5% to 3% during 2007. Although "core" inflation (excluding food and energy) has declined modestly from recent highs and energy costs have receded, strains from resource utilization remain a concern. Current market prices reflect a view that inflation will decline further.

In our view, the Federal Reserve remains comfortable with the Fed Funds rate at 5.25%. Inflation is currently above the upper horizon of the Fed's stated preferred range, but guidance language relating to rate policy has changed to neutral (meaning that it has no bias toward increasing or decreasing interest rates). Market yields have declined around 25 basis points from late January through the end of the period, reflecting optimism for an easing of interest rates by the Fed. However, long-term real rates (excluding the impact of inflation) are still below historical averages, suggesting that the Fed still has room to increase rates should the need arise.

In closing, we believe that our systematic approach to managing risk continues to contribute to the returns of the Fund, and we expect to be able to continue to provide value for our shareholders in the future.

Sincerely,


/s/ Richard W. Knee
--------------------------------
RICHARD W. KNEE
PORTFOLIO MANAGER

PERFORMANCE HIGHLIGHTS

Lehman Brothers Core Bond Fund(2, 11, 13)

                                       TOTAL RETURN
                                         SIX MONTH
                                       PERIOD ENDED   AVERAGE ANNUAL TOTAL RETURNS(7)
                      INCEPTION DATE      4/30/07      1 YEAR   5 YEARS   10 YEARS
INVESTOR CLASS          02/01/1997         2.71%       7.14%    4.74%      5.60%
INSTITUTIONAL CLASS     10/01/1995         2.91%       7.57%    5.16%      6.02%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

FOR THE PERIOD ENDING APRIL 30, 2007, THE 30-DAY SEC YIELD OF THE INVESTOR CLASS SHARES WAS 4.48% AND THE INSTITUTIONAL CLASS SHARES WAS 4.88%.

RATING SUMMARY

AAA/Government/Government Agency   85.5%
AA                                  3.9
A                                   4.5
BBB                                 4.3
BB                                  0.2
B                                   0.0
CCC                                 0.0
CC                                  0.0
C                                   0.0
D                                   0.0
Short Term                          1.6

Lehman Brothers High Income Bond Fund Portfolio Commentary

For the six months ended April 30, 2007, the Lehman Brothers High Income Bond Fund provided a positive return, outpacing both the Lehman Brothers Intermediate Ba U.S. High Yield Bond Index and the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index.

The high yield bond market performed well during the reporting period, as investors continued to gravitate to higher yielding securities. Within the high yield market itself, lower rated securities were the best performers, with CCC-rated bonds returning substantial gains and outpacing both B-rated bonds and BB-rated bonds. As of April 30, the Fund had a neutral credit quality profile versus the 2% Issuer Cap Index.

The Fund's overweighting in the Health Care, Basic Industry (primarily chemicals and metals and mining) and Communications (telecom and media-cable) sectors made the greatest contribution to returns. The Fund's underweighting in lagging sectors such as Financials, Utilities, and Energy also benefited performance relative to the benchmark. Over the last several months, we have gradually reduced exposure to cyclical sectors such as Basic Industry, Materials and Technology, which could be negatively affected by a slowing economy. Concurrently, we have been increasing our commitments in less economically sensitive sectors such as Health Care, Media and Publishing, which traditionally have enjoyed more stable cash flows.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated modestly over this six-month reporting period. This was a function of security selection rather that an attempt to anticipate interest rate trends. Our bias toward intermediate maturity securities, which we believe have more attractive risk/reward characteristics than longer maturity bonds, will generally result in below-index weighted average maturity and duration.

Demand for high yield securities has recently remained strong. If recent patterns continue, full-year 2007 high yield bond issuance could come in at approximately $190 billion, eclipsing the 2006 record of $150 billion. While investors' hunger for yield is the primary driver of demand, the introduction of a new risk factor in the fixed income markets--the high volume of private equity deals, mergers, and takeovers--may be enhancing demand in the high yield market. In many instances, these transactions increase the acquired company's debt, causing the credit rating agencies to downgrade existing bonds and leaving bondholders holding the proverbial bag. Ironically, because a much greater percentage of high yield bonds have protective covenants such as clearly defined bondholder rights and/or total debt limits, this deal activity can present a greater risk for investment grade corporate bondholders than for high yield bond investors.

Recently, demand for lower rated securities has been particularly strong. To wit, in April, 2007, 60% of all new high yield issuance was in CCC-rated bonds, which comprise only 17.6% of the market. Disciplined, valuation-sensitive securities selection, targeting issuers with relatively strong balance sheets and realistic business plans designed to reduce debt, is the key to managing risk in this sector of the high yield market.

Some market observers have been expressing concern that, as the economy slows, debt default rates will increase significantly, negatively affecting the high yield bond market. We do not believe these concerns are justified. We expect the economy to continue to expand at a rate that will support respectable cash flow growth for most companies. While there is no way to be sure, we think high yield default rates (1.53% at the end of March, near the lowest level since 1989), could creep up somewhat. However, they would still probably be below the historical average and in a range that we doubt will prompt much investor anxiety. We believe our commitment to in-house credit quality research should continue to help us avoid any potholes in the market.

Looking ahead, with the economy slowing and today's relatively tight credit spreads, we expect high yield bond returns to moderate. Barring any unforeseeable events that derail the economy, we believe that over the next 12 months, high yield bond returns are likely to be attractive relative to prospective returns for investment grade corporate bonds and Treasury securities. After a period in which a rising high yield market tide lifted almost all boats, going forward, we believe that our focus on sector allocation and individual security selection will be more critical than in the recent past to performance success.

Sincerely,


/s/ Ann H. Benjamin /s/ Thomas P. O'Reilly
------------------------------------------
ANN H. BENJAMIN AND THOMAS P. O'REILLY
PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

Lehman Brothers High Income Bond Fund(1, 10, 13)

                                  TOTAL RETURN
                                    SIX MONTH
                                  PERIOD ENDED   AVERAGE ANNUAL TOTAL RETURNS(7)
                 INCEPTION DATE      4/30/07      1 YEAR   5 YEARS   10 YEARS
INVESTOR CLASS     02/01/1992         6.99%       11.35%    7.38%      7.04%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

FOR THE PERIOD ENDING APRIL 30, 2007, THE 30-DAY SEC YIELD OF THE INVESTOR CLASS SHARES WAS 7.14%.

RATING SUMMARY

AAA/Government/Government Agency    0.0%
AA                                  0.0
A                                   0.0
BBB                                 0.0
BB                                 29.7
B                                  42.5
CCC                                13.8
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                         14.0

Lehman Brothers Municipal Money Fund Portfolio Commentary

With the Federal Reserve in neutral with regard to interest rates throughout the six months ended April 30, 2007, the municipal money market was relatively placid, and the sector continued to provide attractive after-tax yields. At the end of the reporting period, municipal money fund yields were approximately 72% of the yield on short-term Treasury securities, preserving a significant after-tax advantage for investors in the 35% income tax bracket.

The Lehman Brothers Municipal Money Fund posted a positive return and slightly outperformed its benchmark, the iMoneyNet Money Fund Report Tax-Free National Retail Average. During the period, the Fund's seven-day tax-equivalent current yield* (taxable at the highest federal income tax bracket) increased from 4.65% to 5.12%, while its seven-day tax-equivalent effective yield (also taxable at the highest federal income tax bracket) went from 4.76% to 5.25%.

The Fund's large allocation to variable rate demand notes (VRDNs) enhanced returns as a significant bulge in supply promoted very attractive pricing. Normally, VRDNs yield 10 to 20 basis points less than one-year municipal notes. However, with the inventory of VRDNs swelling, they provided yields of 10 to 20 basis points above the one-year municipal note. If we continue to see such advantageous pricing, we will very likely maintain the Fund's overweight in such notes.

Throughout this six-month reporting period, the municipal money market yield curve was flat, providing little financial incentive to extend the Fund's weighted average maturity. Until we see a clear indication of where the Fed is heading, our weighted average maturity target will likely be in the neutral 30-35 day range.

Trying to determine what the Fed is likely to do next has become exceptionally difficult. We suspect that recent mixed economic signals may be confounding Fed Chairman Bernanke and his colleagues as well. First quarter Gross Domestic Product growth came in at an anemic 0.6% and could head even lower if the housing slump is compounded by the problems of sub-prime lenders, which could create a bigger drag on the economy. Also, with gasoline prices threatening to reach $4 a gallon this summer and food bills rising as well, the resilient U.S. consumer may suffer. While the Fed must be concerned about the potential for a softening economy to slip into recession, its primary mandate is to control inflation, which is still above the Fed's comfort level. Although the Fed appears to believe that inflation will moderate with the slowing economy, rising commodities prices, the tight U.S. job market, increasing inflationary pressures overseas, and the weakening U.S. dollar could disrupt this scenario. Unless the economy stalls or, conversely, inflation pressures diminish substantially, we expect the Fed to remain in neutral for an extended period of time. This is reasonably good news for municipal money fund investors who we believe should continue to benefit from attractive after-tax yields.

Sincerely,


/s/ William J. Furrer /s/ Kristian J. Lind
--------------------------------------------
WILLIAM J. FURRER AND KRISTIAN J. LIND
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return. Tax-equivalent yield is based on the maximum federal income tax rate of 35%.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE. INVESTMENT RETURN WILL FLUCTUATE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE HIGHLIGHTS

Lehman Brothers Municipal Money Fund(1, 9, 14)

                                                FOR THE 7 DAYS ENDED 4/30/07
                                                                            TAX-EQUIVALENT
                 INCEPTION DATE   CURRENT YIELD(6)   EFFECTIVE YIELD(6)   EFFECTIVE YIELD(8)
INVESTOR CLASS     12/10/1984           3.33%               3.38%                5.25%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.lehmanam.com. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION

(% BY MATURITY)
1 - 7 Days       84.7%
8 - 30 Days       2.2
31 - 90 Days      4.0
91 - 180 Days     3.5
181+ Days         5.6

Lehman Brothers Municipal Securities Trust Portfolio Commentary

For the six months ended April 30, 2007, the Lehman Brothers Municipal Securities Trust provided a modestly positive total return, finishing in a dead heat with the Lipper Intermediate Municipal Debt Funds Average but slightly lagging the Lehman Brothers 7-Year General Obligation Index.

Over the first two months of the reporting period, the municipal securities market was relatively strong, especially in the last six weeks of 2006 when, as generally occurs at the end of each calendar year, supply dried up and prices firmed. However, in the first quarter of calendar 2007, new issuance spiked on the way to what we think will be a record in full-year 2007 if recent patterns continue. The bulge in supply was absorbed in the market in an orderly fashion, but municipal securities subsequently lagged corporate bonds and Treasury securities by a small margin.

Already narrow credit spreads (the yield differential between higher and lower rated bonds) tightened even further in recent months as demand for lower rated securities reached record levels. Today's extremely tight credit spreads do not provide sufficient incentive for us to contemplate lowering the Fund's AA+ average credit rating. Because the yield curve (which shows yields on instruments across the maturity spectrum) has been flat, there has been little reason to extend the portfolio's weighted average maturity or duration (a common measure of interest rate risk).

Over the course of this reporting period, the Fund's allocation to revenue bonds increased from 55.5% of assets to 64.1%, a function of more attractive pricing in the group. Concurrently, the allocation to general obligation bonds (GOs) declined from 35.6% to 27.9%. The balance of assets are in pre-refunded/escrowed bonds (5.5%) and short-term investments (2.5%). With the economy decelerating, we will likely maintain a relatively large allocation to essential service revenue bonds, which historically have been less vulnerable to economic downturns and are often structured with secure legal provisions that further protect bondholders.

Despite the slowing economy, in general, credit quality in the municipal securities market remains good. However, there are some credit quality issues worthy of investor attention. For example, municipal issuers with large underfunded pension plans and other post-employment benefit expenses have a dilemma. If they do not adequately fund their pension plans, they are vulnerable to a credit rating downgrade. However, since raising the money would require unpopular political decisions such as raising taxes or cutting other benefits, the credit quality of these issuers may continue to deteriorate. Our commitment to thorough in-house credit analysis of all potential investments helps us avoid these types of potholes in the market.

Going forward, we expect municipal securities to trade in a narrow range until there is some clear indication of a change in the Federal Reserve's neutral posture. Currently, we think that the Fed is stuck between the proverbial rock and a hard place. On the one hand, first quarter 2007 Gross Domestic Product growth dipped to 0.6%. If the slump in housing deepens due to the demise of sub-prime lenders, growth could slow even further. Meanwhile, rising gasoline and food prices could take some starch out of the resilient U.S. consumer. On the other hand, core inflation is still above 2%, which is the high end of the Fed's comfort range. Also, the labor market remains tight, perhaps setting the stage for wage inflation. Finally, higher raw materials costs for overseas producers combined with the rapidly falling U.S. dollar has inflationary implications in that imports could become more expensive.

Our conclusion is that, barring any unforeseeable event that disrupts the global economy, or conversely, a real spike in core inflation, the Fed is likely to remain in neutral for an extended period of time. Until we gain conviction that the Fed is ready to either cut or hike interest rates (in our opinion, currently a 50/50 proposition) we will likely maintain the portfolio's current weighted average maturity and duration.

In closing, municipal securities continue to be priced attractively relative to Treasury securities. With intermediate maturity municipal bond yields on average about 82% of the 10-year Treasury bond yield, municipals provide a significant yield advantage for investors in the 35% income tax bracket.

Sincerely,


/s/ William J. Furrer /s/ James L. Iselin
-----------------------------------------
WILLIAM J. FURRER AND JAMES L. ISELIN
PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

Lehman Brothers Municipal Securities Trust(1, 9, 13)

                                  TOTAL RETURN
                                    SIX MONTH
                                  PERIOD ENDED     AVERAGE TOTAL RETURNS(7)
                 INCEPTION DATE      4/30/07     1 YEAR   5 YEARS   10 YEARS
INVESTOR CLASS     07/09/1987         1.11%       4.89%    3.54%      4.62%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

FOR THE PERIOD ENDING APRIL 30, 2007, THE 30-DAY SEC YIELD OF THE MUNICIPAL SECURITIES TRUST WAS 3.57% AND THE TAX EQUIVALENT YIELD WAS 5.49% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%).

RATING SUMMARY

AAA          66.1%
AA           26.0
A             3.8
BBB           2.7
BB            0.0
B             0.0
CCC           0.0
CC            0.0
C             0.0
D             0.0
Not Rated     0.0
Short Term    1.4

Lehman Brothers National Municipal Money Fund Portfolio Commentary

With the Federal Reserve "on hold" throughout this six month reporting period ended April 30, 2007, short-term municipal securities traded in a relatively narrow range and municipal money fund investors continued to benefit from attractive after-tax yields. As of April 30, municipal money fund yields were approximately 72% of comparable maturity U.S. Treasury securities, thus maintaining a meaningful after-tax yield advantage for investors in the highest federal income tax bracket.

For the reporting period, the Lehman Brothers National Municipal Money Fund posted a positive total return, slightly surpassing its iMoneyNet Money Fund Report Tax-Free National Institutional Average benchmark. Over the course of the period, the Fund's seven-day tax-equivalent current yield* (taxable at the highest federal income tax bracket) increased from 5.32% to 5.89%. Its seven-day tax-equivalent effective yield (also taxable at the highest federal income tax bracket) went from 5.46% to 6.06%.

The Fund's substantial overweight in variable rate demand notes (VRDNs) significantly enhanced returns. Normally VRDNs yield 10 to 20 basis points less than one-year municipal notes. However, surging supply in this sector resulted in very attractive pricing, creating VRDN yields 10 to 20 basis points above one-year municipal notes. On average, the Fund maintained mid-80% allocations to VRDNs throughout this reporting period. If we continue to see a glut and bargain pricing in variable rate demand notes, we will likely continue to maintain the Fund's outsized position in this sector.

During the last six months, the municipal money market yield curve remained quite flat, providing little reason to extend the Fund's weighted average maturity. Until the Fed tips its hand regarding future monetary policy, our weighted average maturity targets will likely remain in the neutral 30-35 day range.

Although it is always a challenge to predict when the Federal Reserve will change its policies, today's mixed economic signals make it even more difficult. The monetary doves can point to first quarter 2007's rather anemic 0.6% Gross Domestic Product growth, what appears to be a deepening slump in the economically critical housing industry, and increased pressure on consumers from rising gasoline and food prices, to argue that the Fed should ease interest rates. However, the monetary hawks can counter with the fact that despite the slowing economy, inflation remains above the Fed's comfort zone and that the tight U.S. job market, rising commodities costs, inflationary pressures overseas, and the sliding dollar may fan the inflationary flames. Faced with this puzzle, we think the Fed is likely to remain in neutral for the foreseeable future. This is reasonably good news for municipal money fund investors who we believe should continue to enjoy attractive after-tax returns.

Sincerely,


/s/ William J. Furrer   /s/ Kristian J. Lind
--------------------------------------------
WILLIAM J. FURRER AND KRISTIAN J. LIND
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return. Tax-equivalent yield is based on the maximum federal income tax rate of 35%.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE. INVESTMENT RETURN WILL FLUCTUATE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE HIGHLIGHTS

Lehman Brothers National Municipal Money Fund(4, 9, 14)

                                       FOR THE 7 DAYS ENDED 4/30/07
                                 CURRENT    EFFECTIVE    TAX-EQUIVALENT
                INCEPTION DATE   YIELD(6)    YIELD(6)   EFFECTIVE YIELD(8)
RESERVE CLASS     12/19/2005       3.83%      3.90%           6.06%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.lehmanam.com. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION

(% BY MATURITY)
1 - 7 Days        82.8%
8 - 30 Days        0.6
31 - 90 Days       2.3
91 - 180 Days      3.6
181+ Days         10.7

Lehman Brothers New York Municipal Money Fund Portfolio Commentary

With the Federal Reserve in neutral throughout the six months ended April 30, 2007, it was "all quiet" on the municipal money front, and the sector continued to provide attractive after-tax yields. At the end of the reporting period municipal money fund yields were approximately 72% of the yield on short-term Treasury securities, preserving a significant after-tax advantage for investors in the 35% income tax bracket.

The Lehman Brothers New York Municipal Money Fund posted a positive return and slightly outperformed its benchmark, the iMoneyNet Money Fund Report Tax-Free State-Specific Retail Average. During the period, the Fund's seven-day tax-equivalent current yield* (taxable at the highest federal state and city income tax bracket) increased from 5.40% to 5.88%, while its seven-day tax-equivalent effective yield (also taxable at the highest federal income tax bracket) went from 5.55% to 6.05%.

The Fund's large allocation to variable rate demand notes (VRDNs) enhanced returns as a significant bulge in supply promoted very attractive pricing. Normally, VRDNs yield 10 to 20 basis points less than one-year municipal notes. However, with the inventory of VRDNs swelling, they provided yields of 10 to 20 basis points above the one-year municipal note. If we continue to see such advantageous pricing, we will very likely maintain the Fund's overweight in such notes.

Throughout this six-month reporting period, the municipal money market yield curve was flat, providing little financial incentive to extend the Fund's weighted average maturity. Until we see a clear indication of where the Fed is heading, our weighted average maturity target will likely be in the neutral 30-35 day range.

Trying to determine what the Fed is likely to do next has become exceptionally difficult. We suspect that recent mixed economic signals may be confounding Fed Chairman Bernanke and his colleagues as well. First quarter Gross Domestic Product growth came in at an anemic 0.6% and could head even lower if the housing slump is compounded by the problems of sub-prime lenders, which could create a bigger drag on the economy. Also, with gasoline prices threatening to reach $4 a gallon this summer and food bills rising as well, the resilient U.S. consumer may suffer. While the Fed must be concerned about the potential for a softening economy to slip into recession, its primary mandate is to control inflation, which is still above the Fed's comfort level. Although the Fed appears to believe that inflation will moderate with the slowing economy, rising commodities prices, the tight U.S. job market, increasing inflationary pressures overseas, and the weakening U.S. dollar could disrupt this scenario. Unless the economy stalls or, conversely, inflation pressures diminish substantially, we expect the Fed to remain in neutral for an extended period of time. This is reasonably good news for municipal money fund investors who we believe should continue to benefit from attractive after-tax yields.**

Sincerely,


/s/ William J. Furrer   /s/ Kristian J. Lind
--------------------------------------------
WILLIAM J. FURRER AND KRISTIAN J. LIND
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return. Tax-equivalent yields are based on the combined maximum federal, New York state and New York City income tax rate of 41.8%.

** The U.S. Supreme Court has announced that it will consider a case from Kentucky involving the question of whether a state can give a tax deduction to holders of its bonds without giving such as deduction to holders of other states' bonds. Although it is far too early to predict how the court might decide such a case, we will watch it carefully as it has the potential to affect single-state Funds.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE. INVESTMENT RETURN WILL FLUCTUATE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE HIGHLIGHTS

Lehman Brothers New York Municipal Money Fund(5, 9, 14)

                                       FOR THE 7 DAYS ENDED 4/30/07
                                  CURRENT    EFFECTIVE     TAX-EQUIVALENT
                 INCEPTION DATE   YIELD(6)    YIELD(6)   EFFECTIVE YIELD(8)
INVESTOR CLASS     12/19/2005      3.42%       3.48%           6.05%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.lehmanam.com. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION

(% BY MATURITY)
1 - 7 Days        86.3%
8 - 30 Days        0.5
31 - 90 Days       6.2
91 - 180 Days      5.2
181+ Days          1.8

Lehman Brothers Short Duration Bond Fund Portfolio Commentary

For the six months ended April 30, 2007, the Lehman Brothers Short Duration Bond Fund provided a positive return, outpacing its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

A combination of slower economic growth and a continued pause in the Federal Reserve's two-year campaign to tighten monetary conditions were beneficial to fixed income early in the reporting period. However, calendar 2007 saw increased investor concerns about strains in the U.S. sub-prime mortgage market, inflationary pressures, and a vibrant U.S. employment picture.

The Fed remained on hold throughout the first half of fiscal 2007. However, its March 21 meeting appeared to mark the beginnings of a shift in policy, as a bias toward tightening was removed from language accompanying its rate decision. This suggests that the Fed may be a bit more sanguine with respect to economic prospects.

Still, we believe that the market is overly optimistic in continuing to anticipate aggressive, near-term rate cuts by the Fed. Meeting minutes consistently express board members' concern that inflation risks persist. Given the current rate of core inflation (excluding food and energy), which Fed Chairman Ben Bernanke has described as "uncomfortably high," we do not feel that Fed rate cuts are on the immediate horizon. Our view is that a more sustained period of sub-trend growth will be needed to justify any cuts, and that the Fed is on hold for now.

We have continued to maintain our defensive posture, albeit less than in the recent past, with Fund duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at slightly lower levels than those of our benchmark index. Our duration posture helped to protect the Fund from the impact of higher interest rates, and we have made opportunistic sector allocations in order to enhance yield.

The most significant sector reallocation during the past six months was toward AAA-rated mortgage-backed securities that are primarily backed by shorter duration adjustable rate mortgages. These purchases were funded through the sale of foreign securities and asset-backed securities, and U. S. government agency notes. These transactions allowed us to increase the yield of the portfolio and also increase credit quality.

The economy has remained more resilient than many onlookers had forecast, but we are still concerned about the effects of a cooling housing market, higher oil prices and the potential for increased inflation. We are also concerned about heightened event risk resulting from the recent increases in leveraged buy-out activity. All of these factors may put pressure on issuers. To protect principal, we have focused intently on credit quality, and are maintaining the bulk of the portfolio in AAA, AA and A securities, with only a small allocation to BBB-rated securities.

We expect to remain defensively positioned with regard to duration, and will return to a neutral stance only when it becomes clearer that the risks of slower growth and inflation have become more balanced. With corporate spreads still tight and heightened event risk continuing to be an issue, we intend to maintain our high-quality bias and avoid exposing the Fund to unnecessary credit risk. Instead, we are likely to continue increasing our mortgage allocation and stand ready to take advantage of widening corporate spreads should they occur.

In closing, our investment philosophy of research-driven security selection, opportunistic sector allocation and duration management has allowed us to provide our investors with consistent and secure returns, regardless of interest rates and market cycles.

Sincerely,


/s/ John Dugenske   /s/ Thomas Sontag
-------------------------------------
JOHN DUGENSKE AND THOMAS SONTAG
PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

Lehman Brothers Short Duration Bond Fund(1, 13)

                                  TOTAL RETURN
                                    SIX MONTH
                                  PERIOD ENDED     AVERAGE TOTAL RETURNS(7)
                 INCEPTION DATE      4/30/07     1 YEAR   5 YEARS   10 YEARS
INVESTOR CLASS     06/09/1986         2.44%       5.41%    3.04%      4.28%
TRUST CLASS        08/30/1993         2.51%       5.33%    2.93%      4.17%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

THE 30-DAY SEC YIELD OF THE INVESTOR CLASS SHARES ENDING 4/30/07 WAS 4.90%, AND THE TRUST CLASS SHARES WAS 4.79%.

RATING SUMMARY

AAA/Government/Government Agency   71.8%
AA                                  9.9
A                                   8.3
BBB                                 7.9
BB                                  0.0
B                                   0.0
CCC                                 0.0
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                          2.1

Lehman Brothers Strategic Income Fund Portfolio Commentary

For the six months ended April 30, 2007, the Lehman Brothers Strategic Income Fund Institutional Class generated a positive return, surpassing that of the Lehman Brothers U.S. Aggregate Index. The Fund's performance for the period reflects the benefits of investing in a diversified portfolio of income producing securities.

The portfolio represents an attractive mix of such investments, overseen by an asset allocation committee whose primary responsibility is to adjust the portfolio's structure among several market sectors. As of April 30, the Fund included 34.8% in corporate bonds, 21.1% in common and preferred securities (including real estate investment trusts or REITs); 19.5% in foreign bonds; and 23.8% in Treasury issues, agency obligations and mortgage backed securities, and 2.4% in convertible debt.

REITs

Real estate investment trusts (REITs) performed well through the first half of the six-month reporting period but declined sharply along with the broad stock market in mid-February. REITs rebounded following this sell-off, but failed to keep pace with the S&P 500 Index, which was bolstered by strength in large multi-national companies benefiting from the falling U.S. dollar.

For the period, the Fund's real estate component posted a respectable return but trailed its FTSE NAREIT Equity REITs Index benchmark. This performance shortfall was due primarily to an underweight in the strong Shopping Center and Regional Mall sectors, lagging performance in the Office sector, and positions in REIT preferred securities whose higher yields add ballast to the portfolio. The Fund's overweight and solid performance in the Health Care sector enhanced returns as did strong performance in the Commercial Real Estate Finance sector.

With the exception of the Apartments sector, commercial real estate fundamentals have remained healthy. Increased demand coupled with restrained supply growth due to higher development costs has translated into better occupancy rates, rising rent levels, and strong earnings growth. In our opinion, such fundamentals combined with ongoing M&A activity should continue to support REIT returns.

HIGH YIELD SECURITIES

The high yield bond market performed well during the reporting period. Within the sector, lower rated securities were the best performers. For the portfolio, overweights in the Health Care, Basic Industry and Communications sectors made contributions to returns, as did under-weightings in lagging sectors such as Financials, Utilities, and Energy. Over the last several months, we have gradually reduced exposure to cyclical sectors and increased exposure to less economically sensitive sectors.

Looking ahead, with the economy slowing and today's relatively tight credit spreads, we expect high yield bond returns to moderate. In our view, a focus on sector allocation and individual security selection will be critical to performance success.

INVESTMENT GRADE FIXED INCOME

The bond market rallied in late 2006, driven by the combination of slower economic growth and a continued pause in the Federal Reserve's two-year tightening campaign. However, investors' varied readings on the economy and a change in the Federal Reserve's policy language contributed to bond volatility for much of early 2007.

In the portfolio's investment grade fixed income segment, we continued to take advantage of tightness in corporate spreads to upgrade overall credit quality and we reduced our allocation to the mortgage sector. In our view, the key to delivering competitive performance will continue to include careful sector and yield curve positioning as well as security selection. We continue to search all sectors for bonds with intrinsic value and attractive yields.

FOREIGN SECURITIES

In this segment of the portfolio, we continue to hold government-issued securities due to historically tight credit spreads. In Europe, we have had a negative bias in our euro-denominated fixed income positioning as growth in the region continues to exhibit surprising strength. However, rates are approaching levels that, in our opinion, represent longer term value. And with the stronger currency, we believe the economy will likely cool a bit over the next few months.

Elsewhere, we are neutral in the Japanese fixed income markets. The Japanese economy continues to struggle to create positive rates of inflation. And while the Bank of Japan continues to communicate in hawkish terms, we do not believe it will raise rates any further while inflation remains negative. We are watching the Japanese market very closely with a bias to take a long position.

In the United Kingdom, the central bank is fighting to contain inflation. A backdrop of robust job creation and a strong housing market suggests that bond yields may remain under pressure for some time. As such, we have a bias toward taking an underweight position.

INCOME ORIENTED EQUITY SECURITIES

The portion of the portfolio focusing on income producing equity securities outperformed the S&P 500 in first-half fiscal 2007. During the period, stocks suffered only one negative month, February, during which the portfolio segment generated a slight gain. This outcome reflects our investments' defensive qualities--including our use of convertible bonds and covered calls that tend to limit upside during strong periods for the markets but also offer protection on the downside. The corollary was also exhibited in April, as the index saw healthy gains but the portfolio segment trailed modestly. Overall, Utility shares--a strong sector for the market--were beneficial to our six-month results, while some Energy shares were also a plus.

As part of its diversified investment mix, the portfolio now holds a number of Canadian Income Trusts, which although focused largely on energy assets, are like U.S. real estate investment trusts in that they avoid tax at the corporate level and offer relatively high income yields to investors. We believe these securities are reasonably valued, but due to the potential for a change in their tax status in 2011, we continue to monitor them closely.

Sincerely,

STRATEGIC INCOME FUND
ASSET ALLOCATION COMMITTEE

PERFORMANCE HIGHLIGHTS

Lehman Brothers Strategic Income Fund(3, 12, 13)

                                       TOTAL RETURN
                                         SIX MONTH
                                       PERIOD ENDED   AVERAGE ANNUAL TOTAL RETURN(7)
                      INCEPTION DATE    4/30/2007       1 YEAR  SINCE INCEPTION
INSTITUTIONAL CLASS     07/11/2003         4.40%        10.93%       8.96%
TRUST CLASS(12)         04/02/2007         4.40%        10.93%       8.96%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

FOR THE PERIOD ENDING APRIL 30, 2007, THE 30-DAY SEC YIELD OF THE INSTITUTIONAL CLASS WAS 4.26% AND OF THE TRUST CLASS WAS 4.01%.

ASSET DIVERSIFICATION

(% BY ASSET CLASS)
Corporate Debt                                         34.8%
Convertible Debt                                        2.4
Foreign Securities                                     19.5
U.S. Government Agency Securities                       8.7
Mortgage-Backed Securities                             10.5
U.S. Treasury Securities                                4.6
Preferred Stock                                         0.8
Common Stock                                           20.3
Short Term Investments                                  4.3
Liabilities, less cash, receivables and other assets   (5.9)

Lehman Brothers Tax-Free Money Fund Portfolio Commentary

With the Federal Reserve on hold throughout this six-month reporting period ended April 30, 2007, short-term municipal securities traded in a relatively narrow range and municipal money fund investors continued to benefit from attractive after-tax yields. As of April 30, municipal money fund yields were approximately 72% of comparable maturity U.S. Treasury securities, thus maintaining a meaningful after-tax yield advantage for investors in the highest federal income tax bracket.

For the reporting period, the Lehman Brothers Tax-Free Money Fund posted a positive total return, slightly surpassing its iMoneyNet Money Fund Report Tax-Free National Institutional Average benchmark. Over the course of the period, the Fund's seven-day tax-equivalent current yield* (taxable at the highest federal income tax bracket) increased from 5.22% to 5.71%. Its seven-day tax-equivalent effective yield (also taxable at the highest federal income tax bracket) went from 5.36% to 5.87%.

The Fund's substantial overweight in variable rate demand notes (VRDNs) significantly enhanced returns. Normally VRDNs yield 10 to 20 basis points less than one-year municipal notes. However, surging supply in this sector resulted in very attractive pricing, creating VRDN yields 10 to 20 basis points above one-year municipal notes. On average, the Fund maintained mid-80% allocations to VRDNs throughout this reporting period. If we continue to see a glut and bargain pricing in variable rate demand notes, we will likely continue to maintain the Fund's outsized position in this sector.

During the last six months, the municipal money market yield curve remained quite flat, providing little reason to extend the Fund's weighted average maturity. Until the Fed tips its hand regarding future monetary policy, our weighted average maturity targets will likely remain in the neutral 30-35 day range.

Although it is always a challenge to predict when the Federal Reserve will change its policies, today's mixed economic signals make it even more difficult. The monetary doves can point to first quarter 2007's rather anemic 0.6% Gross Domestic Product growth, what appears to be a deepening slump in the economically critical housing industry, and increased pressure on consumers from rising gasoline and food prices, to argue that the Fed should ease interest rates. However, the monetary hawks can counter with the fact that despite the slowing economy, inflation remains above the Fed's comfort zone and that the tight U.S. job market, rising commodities costs, inflationary pressures overseas, and the sliding dollar may fan the inflationary flames. Faced with this puzzle, we think the Fed is likely to remain in neutral for the foreseeable future. This is reasonably good news for municipal money fund investors who we believe should continue to enjoy attractive after-tax returns.

Sincerely,


/s/ William J. Furrer  /s/ Kristian J. Lind
-------------------------------------------
WILLIAM J. FURRER AND KRISTIAN J. LIND
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return. Tax-equivalent yield is based on the maximum federal income tax rate of 35%.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE. INVESTMENT RETURN WILL FLUCTUATE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE HIGHLIGHTS

Lehman Brothers Tax-Free Money Fund(4, 14)

                                       FOR THE 7 DAYS ENDED 4/30/07
                                 CURRENT    EFFECTIVE    TAX-EQUIVALENT
                INCEPTION DATE   YIELD(6)    YIELD(6)   EFFECTIVE YIELD(8)
RESERVE CLASS     12/19/2005       3.71%       3.78%          5.87%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.lehmanam.com. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION

(% BY MATURITY)
1 - 7 Days        86.7%
8 - 30 Days        1.1
31 - 90 Days       2.4
91 - 180 Days      2.7
181+ Days          7.1

Neuberger Berman Cash Reserves Portfolio Commentary

We are pleased to report that Neuberger Berman Cash Reserves delivered a positive return and outperformed the iMoneyNet Money Fund Report Taxable First Tier Retail Average during the six months ended April 30, 2007. The Fund closed the period with a seven-day current yield of 4.89% and a seven-day effective yield of 5.01%.*

The reporting period began with a rally in bonds, due to a combination of slower economic growth and a continued "pause" in interest rate policy after two years of rate hikes by the Federal Reserve. In the first four months of 2007, however, increased volatility emerged at times due to strains in the U.S. sub-prime mortgage market, inflation statistics and a vibrant U.S. employment picture. The Federal Reserve remained on hold throughout the period. In an important development, the Fed removed language referring to what the market calls the Fed's "tightening bias" from the statement accompanying its March meeting, suggesting that Fed officials may be a little less concerned about inflationary pressures from economic growth.

On the other hand, recent months have seen considerable anxiety about problems involving sub-prime mortgages and their impact elsewhere in the market, as mortgage delinquencies and foreclosures continue to climb higher. The employment picture remains strong (which can be perceived as negative among bond investors) as monthly non-farm payrolls for the first quarter of 2007 averaged gains of 152,000 and the unemployment rate dropped to 4.4% in March. Still, the Core Personal Consumption Expenditures (PCE) Price Index, policy makers' preferred measure of inflation, inched down to 2.0% in April, its lowest growth rate in a year, easing inflationary fears.

Looking forward, we expect the Fed to leave rates unchanged in the short term as it assesses the impact of a housing led slowdown on the broader economy. Inherent problems persist in the sub-prime sector, although it is unclear whether these problems will move to higher rated bonds. In addition, inflation remains above the Fed's comfort level but we think the Fed will be hard-pressed to raise short-term rates, despite its avowed willingness to do so.

Ultimately, we anticipate that the next move by the Fed will be to take rates lower, or to take no action and remain neutral. In the interim, we think that rates will remain in a limited range as the market and the Fed digest incoming data. We will seek to capitalize on pockets of interest rate volatility in order to provide consistent and secure returns to our shareholders.

Sincerely,


/s/ John C. Donohue   /s/ Scott F. Riecke
-------------------   -------------------
JOHN C. DONOHUE AND SCOTT F. RIECKE
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE. INVESTMENT RETURN WILL FLUCTUATE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE HIGHLIGHTS

Neuberger Berman Cash Reserves(1, 13)

                                       FOR THE 7 DAYS ENDED 4/30/07
                 INCEPTION DATE   CURRENT YIELD(6)   EFFECTIVE YIELD(6)
INVESTOR CLASS     04/12/1988          4.89%                5.01%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT www.nb.com. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION

(% BY MATURITY)
1 - 7 Days        23.1%
8 - 30 Days       35.7
31 - 90 Days      18.8
91 - 180 Days     16.2
181+ Days          6.2

Endnotes

1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following Funds so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) are limited to 0.65% for Neuberger Berman Cash Reserves (Investor Class), 1.00% for Lehman Brothers High Income Bond Fund (Investor Class), 0.70% for Lehman Brothers Short Duration Bond Fund (Investor Class), 0.80% for Lehman Brothers Short Duration Bond Fund (Trust Class), 0.65% for Lehman Brothers Municipal Securities Trust (Investor Class) and 0.59% for Lehman Brothers Municipal Money Fund (Investor Class) of average daily net assets. Each undertaking lasts until October 31, 2010. Absent such reimbursements, the performance of each listed class of each Fund except for Lehman Brothers High Income Bond Fund and Neuberger Berman Cash Reserves would have been less.

     Each of these Funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2007, there were no reimbursements of expenses to Management.

2. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Lehman Brothers Core Bond Fund so that total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 0.85% and 0.45% of average daily net assets for the Investor Class and Institutional Class, respectively. The undertakings last until October 31, 2017. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause total annual operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursements, the performance of each class would have been lower. Management has voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through April 30, 2007. Management has agreed to continue this voluntary waiver after this date. If this voluntary waiver was not in place, performance would be lower for the Fund.

3. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Lehman Brothers Strategic Income Fund so that total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 1.10% and 0.85% of average daily net assets for the Trust Class and Institutional Class, respectively. The undertaking lasts until October 31, 2010 and October 31, 2017 for the Trust Class and Institutional Class, respectively. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursements, the performance of the Fund would have been lower.

4. Neuberger Berman Management Inc. ("Management") has voluntarily agreed to reimburse or waive certain expenses of the Reserve Class Lehman Brothers National Municipal Money Fund and Lehman Brothers Tax-Free Money Funds so that the total annual operating expenses of each Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) are limited to 0.17% and 0.20% (0.17% prior to June 1, 2006 for Lehman Brothers Tax-Free Money Fund) of average daily net assets, respectively. Absent such reimbursements or waivers, each Fund's yield would have been less. Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of each Fund so that the total annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.23% of average daily net assets. Management may, at its sole discretion, modify or terminate these voluntary commitments with notice to a Fund.

5. Management has contractually undertaken to reimburse the Investor Class of Lehman Brothers New York Municipal Money Fund so that the total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of the Fund are limited to 0.59% of average daily net assets. The undertaking lasts until October 31, 2010. Absent such reimbursements, the performance of the Investor Class of the Fund would have been less. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total annual operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2007, there were no reimbursements of expenses to Management.

     Effective June 5, 2006, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that the total annual Operating Expenses of the Fund are limited to 0.52% of the average daily net assets. In addition, effective January 17, 2007, Management voluntarily agreed to waive certain expenses of the Investor Class of the Fund, so that the total annual Operating Expenses of the Class are limited to 0.47% of the average daily net assets. Absent such waivers, the performance of the Investor Class of the Fund would have been less.

6. "Current yield" of a money market fund refers to the income generated by an investment in a Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

7. Annual total returns are for the period end April 30, 2007. Returns are shown on a "total return" basis and assume reinvestment of all dividends and capital gain distributions.

8. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a Fund's income is exempt from federal income taxes. For the Lehman Brothers New York Municipal Money Fund, tax-equivalent yield is calculated based on federal, New York State, and New York City tax rates for a combined rate of 41.8%.

9. A portion of the income of Lehman Brothers Municipal Securities Trust, Lehman Brothers Municipal Money Fund, Lehman Brothers New York Municipal Money Fund and Lehman Brothers National Municipal Money Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

10. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflect performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

11. The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005 are those of the Ariel Bond Fund Investor Class and Institutional Class. The data reflects performance of Ariel Bond Fund Investor Class for the period February 1, 1997 through June 10, 2005 and the performance of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through January 31, 1997. The investment policies, guidelines and restrictions of the Fund are in all respects equivalent to Ariel Bond Fund. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

12. Lehman Brothers Strategic Income Fund Trust Class ("Strategic Income Fund") commenced operations on April 2, 2007. The performance information for the Fund prior to its commencement of operations is for the Institutional Class. Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 10/31/2010, so that the total annual operating expenses of that class are limited to 1.10% of average net assets. The Fund has agreed that the Trust Class will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.10% of its average net assets. Any such repayment must be made within three years after the year in which Management incurred the expense.

13. Unaudited performance data current to the most recent month-end are available at www.nb.com.

14. Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

Glossary of Indices

THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX:   An unmanaged total return market
                                             value index consisting of all
                                             coupon-bearing U.S. Treasury
                                             publicly placed debt securities
                                             with maturities between 1 and 3
                                             years.

THE LEHMAN BROTHERS 7-YEAR GENERAL           An unmanaged total return
OBLIGATION INDEX:                            performance benchmark for the
                                             intermediate-term, 7-year,
                                             investment grade General
                                             Obligations (State and Local)
                                             tax-exempt bond market.

THE LEHMAN BROTHERS INTERMEDIATE BA          An unmanaged index comprised of
U.S. HIGH YIELD INDEX:                       BB-rated bonds with maturities of
                                             less than 10 years.

THE LEHMAN BROTHERS U.S. AGGREGATE INDEX:    An unmanaged index that represents
                                             the U.S. domestic investment grade
                                             bond market. It is comprised of the
                                             Lehman Brothers
                                             Government/Corporate Bond Index,
                                             Mortgage-Backed Securities Index,
                                             and Asset-Backed Securities Index,
                                             including securities that are of
                                             investment-grade quality or better,
                                             have at least one year to maturity,
                                             and have an outstanding par value
                                             of at least $100 million.

THE LEHMAN BROTHERS U.S. CORPORATE           The Lehman Brothers U.S. Corporate
HIGH YIELD 2% ISSUER CAP INDEX:              High Yield 2% Issuer Cap Index is
                                             an unmanaged sub-index of the
                                             Lehman Brothers U.S. Corporate High
                                             Yield Index (which includes all
                                             U.S. dollar-denominated, taxable,
                                             fixed rate, non-investment grade
                                             debt), capped such that no single
                                             issuer accounts for more than 2% of
                                             the index weight.

THE LIPPER INTERMEDIATE MUNICIPAL DEBT       Measures the performance of mutual
FUNDS AVERAGE:                               funds that invest in municipal debt
                                             issues with dollar-weighted average
                                             maturities of five to ten years, as
                                             tracked by Lipper.

THE iMoneyNet MONEY FUND REPORT TAX-FREE     Measures all national tax-free and
NATIONAL INSTITUTIONAL AVERAGE:              municipal institutionall funds.
                                             Portfolio holdings of tax-free
                                             funds include Rated and Unrated
                                             Demand Notes, Rated and Unrated
                                             General Market Notes, Commercial
                                             Paper, Put Bonds--6 months or less,
                                             Put Bonds--over 6 months, AMT
                                             Paper, and Other Tax-Free holdings.

THE iMoneyNet MONEY FUND REPORT TAXABLE      Measures the performance of retail
FIRST TIER RETAIL AVERAGE:                   money market mutual funds which
                                             hold "First Tier" securities as
                                             defined by Rule 2a-7 of the
                                             Investment Company Act of 1940 (not
                                             including Second Tier Commercial
                                             Paper). First Tier securities are
                                             those rated in the highest
                                             short-term rating category by two
                                             or more nationally recognized
                                             statistical ratings organizations
                                             or one, if only one has rated the
                                             security.

THE iMoneyNet MONEY FUND REPORT TAX-FREE     Measures all national tax-free and
NATIONAL RETAIL AVERAGE:                     municipal retail funds. Portfolio
                                             holdings of tax-free funds include
                                             Rated and Unrated Demand Notes,
                                             Rated and Unrated General Market
                                             Notes, Commercial Paper, Put
                                             Bonds--6 months or less, Put
                                             Bonds--over 6 months, AMT Paper,
                                             and Other Tax-Free holdings.

THE iMoneyNet MONEY FUND REPORT TAX-FREE     Measures the performance of retail
STATE-SPECIFIC RETAIL AVERAGE:               state-specific tax-free and
                                             municipal money mutual funds.
                                             Portfolio holdings of tax-free
                                             funds include Rated and Unrated
                                             Demand Notes, Rated and Unrated
                                             General Market Notes, Commercial
                                             Paper, Put Bonds--6 months or less,
                                             Put Bonds--over 6 months, AMT
                                             Paper, and Other Tax-Free holdings.

FTSE NAREIT EQUITY REITs INDEX:              The FTSE NAREIT Equity REITs Index
                                             tracks the performance of all
                                             Equity REITs currently listed on
                                             the New York Stock Exchange, the
                                             NASDAQ National Market System and
                                             the American Stock Exchange. REITs
                                             are classified as Equity if 75% or
                                             more of their gross invested book
                                             assets are invested directly or
                                             indirectly in equity of commercial
                                             properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2007 and held for the entire period. The tables illustrate the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:      The first section of the tables provide
                                      information about actual account values
                                      and actual expenses in dollars, based on
                                      the fund's actual performance during the
                                      period. You may use the information in
                                      this line, together with the amount you
                                      invested, to estimate the expenses you
                                      paid over the period. Simply divide your
                                      account value by $1,000 (for example, an
                                      $8,600 account value divided by $1,000 =
                                      8.6), then multiply the result by the
                                      number in the first section of the table
                                      under the heading entitled "Expenses Paid
                                      During the Period" to estimate the
                                      expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON   The second section of the tables provide
PURPOSES:                             information about hypothetical account
                                      values and hypothetical expenses based on
                                      the fund's actual expense ratio and an
                                      assumed rate of return at 5% per year
                                      before expenses. This return is not the
                                      fund's actual return. The hypothetical
                                      account values and expenses may not be
                                      used to estimate the actual ending account
                                      balance or expenses you paid for the
                                      period. You may use this information to
                                      compare the ongoing costs of investing in
                                      these funds versus other funds. To do so,
                                      compare the expenses shown in this 5%
                                      hypothetical example with the 5%
                                      hypothetical examples that appear in the
                                      shareholder reports of other funds.

Expense Information As of 4/30/07 (Unaudited)

LEHMAN BROTHERS CORE BOND FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Investor Class            $1,000.00          $1,027.10             $4.27            .85%
Institutional Class       $1,000.00          $1,029.10             $2.27            .45%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Investor Class            $1,000.00          $1,020.58             $4.26            .85%
Institutional Class       $1,000.00          $1,022.56             $2.26            .45%

LEHMAN BROTHERS HIGH INCOME BOND FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Investor Class            $1,000.00          $1,069.90             $4.60            .90%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Investor Class            $1,000.00          $1,020.35             $4.49            .90%

LEHMAN BROTHERS MUNICIPAL MONEY FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Investor Class            $1,000.00          $1,015.40             $2.94            .59%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Investor Class            $1,000.00          $1,021.88             $2.95            .59%

LEHMAN BROTHERS MUNICIPAL SECURITIES TRUST

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Investor Class            $1,000.00          $1,011.10             $3.25            .65%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Investor Class            $1,000.00          $1,021.57             $3.26            .65%

Expense Information As of 4/30/07 cont'd (Unaudited)

LEHMAN BROTHERS NATIONAL MUNICIPAL MONEY FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Reserve Class             $1,000.00          $1,017.90             $0.89            .18%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Reserve Class             $1,000.00          $1,023.91             $0.89            .18%

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Investor Class            $1,000.00          $1,015.80             $2.41            .48%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Investor Class            $1,000.00          $1,022.40             $2.42            .48%

LEHMAN BROTHERS SHORT DURATION BOND FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Investor Class            $1,000.00          $1,024.40             $3.51            .70%
Trust Class               $1,000.00          $1,025.10             $4.02            .80%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Investor Class            $1,000.00          $1,021.32             $3.51            .70%
Trust Class               $1,000.00          $1,020.83             $4.01            .80%

Expense Information As of 4/30/07 cont'd (Unaudited)

LEHMAN BROTHERS STRATEGIC INCOME FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Institutional Class       $1,000.00          $1,044.00             $4.31            .85%
Trust Class**             $1,000.00          $1,010.60             $0.93           1.09%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Institutional Class       $1,000.00          $1,020.58             $4.26            .85%
Trust Class**             $1,000.00          $1,003.32             $0.93           1.09%

LEHMAN BROTHERS TAX-FREE MONEY FUND

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Reserve Class             $1,000.00          $1,017.30             $0.87            .17%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Reserve Class             $1,000.00          $1,023.93             $0.87            .17%

NEUBERGER BERMAN CASH RESERVES

                      BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
                            VALUE              VALUE            THE PERIOD*       EXPENSE
ACTUAL                     11/1/06            4/30/07        11/1/06 - 4/30/07     RATIO
-----------------------------------------------------------------------------------------
Investor Class            $1,000.00          $1,024.60             $2.29            .46%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
Investor Class            $1,000.00          $1,022.53             $2.29            .46%

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period shown of April 2, 2007 to April 30, 2007)

*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Lehman Brothers Core Bond Fund
(Unaudited)

PRINCIPAL AMOUNT                                                         RATING          VALUE +
(000'S OMITTED)                                                      MOODY'S   S&P   (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S.
GOVERNMENT (16.7%)
$1,055   U.S. Treasury Bonds, 8.13%, due 8/15/19                       TSY     TSY     $ 1,381(5)
 2,275   U.S. Treasury Bonds, 6.00%, due 2/15/26                       TSY     TSY       2,583(5)
   580   U.S. Treasury Notes, 3.50%, due 2/15/10                       TSY     TSY         564
 9,140   U.S. Treasury Notes, 4.38%, due 8/15/12                       TSY     TSY       9,093
   295   U.S. Treasury Strips, due 8/15/14                             TSY     TSY         212
   TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL
      FAITH AND CREDIT OF THE U.S. GOVERNMENT (COST $13,795)                            13,833
U.S. GOVERNMENT AGENCY SECURITIES (13.5%)
 1,345   Fannie Mae, Notes, 5.13%, due 10/3/08                         AGY     AGY       1,344
   915   Fannie Mae, Notes, 5.25%, due 1/29/09 & 9/15/16               AGY     AGY         925
 1,320   Fannie Mae, Notes, 4.30%, due 3/9/09                          AGY     AGY       1,307
   110   Fannie Mae, Notes, 7.25%, due 1/15/10                         AGY     AGY         117
   985   Fannie Mae, Notes, 5.38%, due 7/15/16                         AGY     AGY       1,014
   210   Fannie Mae, Notes, 5.00%, due 5/11/17                         AGY     AGY         210
 2,000   Federal Home Loan Bank, Discount Notes, due 5/1/07            AGY     AGY       2,000
   700   Federal Home Loan Bank, Bonds, 5.13%, due 6/18/08             AGY     AGY         701
   100   Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36             AGY     AGY         104
 3,450   Freddie Mac, Notes, 4.75%, due 1/18/11                        AGY     AGY       3,443
   TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $11,178)                               11,165
MORTGAGE-BACKED SECURITIES (53.9%)
ADJUSTABLE RATE MORTGAGES (23.7%)
    71   Adjustable Rate Mortgage NIM Trust, Ser. 2006-6, Class A,
         6.50%, due 4/27/36                                                     A-          57(1)
   115   Banc of America Commercial Mortgage, Inc., Ser. 2007-1,
         Class A4, 5.45%, due 1/15/49                                  Aaa     AAA         115
   108   Banc of America Funding Corp., Ser. 2006-G, Class 2A2,
         5.40%, due 5/20/07                                            Aaa     AAA         108(6)(5)
   124   Banc of America Funding Corp., Ser. 2006-G, Class 2A1,
         5.54%, due 5/20/07                                            Aaa     AAA         125(6)(5)
   338   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
         5.35%, due 9/20/35                                            Aaa     AAA         339
   422   Banc of America Funding Corp., Ser. 2006-A, Class 3A2,
         5.90%, due 2/20/36                                                    AAA         426
   486   Bear Stearns ALT-A Trust, Ser. 2006-3, Class 22A1,
         6.22%, due 5/25/36                                            Aaa     AAA         494
   178   Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1,
         6.48%, due 7/25/36                                            Aaa     AAA         182
   137   Chase Commercial Mortgage Securities Corp., Ser. 2000-3,
         Class A1, 7.09%, due 10/15/32                                         AAA         137
   630   Chase Commercial Mortgage Securities Corp., Ser. 2003-3,
         Class A2, 7.32%, due 10/15/32                                         AAA         664
   165   Countrywide Alternative Loan Trust, Ser. 2006-0C9,
         Class A2B, 5.56%, due 5/25/07                                 Aaa     AAA         166(6)(5)
   850   Countrywide Asset-Backed Certificates, Ser. 2007-BC2,
         Class 2A1, 5.43%, due 5/25/07                                 Aaa     AAA         850(6)
   305   Countrywide Asset-Backed Certificates, Ser. 2005-IM2,
         Class A3, 5.59%, due 5/25/07                                  Aaa     AAA         305(6)(5)
   116   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2005-CN2A, Class A1, 5.62%, due 5/15/07                  Aaa     AAA         116(1)(6)(5)
    50   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2005-CN2A, Class A2, 5.72%, due 5/15/07                  Aaa     AAA          50(1)(6)(5)
   165   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36                   Aaa     AAA         172

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                          RATING         VALUE +
(000'S OMITTED)                                                      MOODY'S   S&P   (000'S OMITTED)
$  225   Credit Suisse First Boston Mortgage Securities Corp.,
         Ser. 2005-C4, Class A3, 5.12%, due 8/15/38                    Aaa     AAA     $   224
   670   Credit Suisse Mortgage Capital Certificates, Ser.
         2006-C4, Class A2, 5.36%, due 9/15/39                         Aaa     AAA         673
    50   Credit Suisse Mortgage Capital Certificates, Ser.
         2006-C4, Class A3, 5.47%, due 9/15/39                         Aaa     AAA          50
   285   Credit Suisse Mortgage Capital Certificates, Ser.
         2007-C1, Class A3, 5.38%, due 2/15/40                         Aaa                 284
    80   Credit Suisse Mortgage Capital Certificates, Ser.
         2007-C2, Class A3, 5.54%, due 1/15/49                         Aaa     AAA          80(4)
   160   Credit Suisse/Morgan Stanley Commercial Mortgage Trust,
         Ser. 2006-HC1A, Class A1, 5.51%, due 5/15/07                  Aaa     AAA         160(1)(6)(5)
   385   First Franklin Mortgage Loan Asset-Backed Certificates,
         Ser. 2006-FF4, Class A2, 5.51%, due 5/25/07                   Aaa     AAA         385(6)(5)
   489   First Horizon Mortgage Pass-Through Trust, Ser.
         2005-AR5, Class 2A1, 5.44%, due 11/25/35                              AAA         489
   277   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1,
         Class 1A1, 5.61%, due 4/19/36                                 Aaa     AAA         278
   136   GS Mortgage Securities Corp. II, Ser. 2006-FL8A,
         Class A1, 5.42%, due 5/6/07                                   Aaa     AAA         136(1)(6)(5)
 1,132   GS Mortgage Securities Corp. II, Ser. 2004-C1, Class A1,
         3.66%, due 10/10/28                                           Aaa               1,108
   390   GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1,
         5.02%, due 5/25/35                                            Aaa     AAA         390
   549   Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A,
         6.39%, due 6/19/36                                            Aaa     AAA         561
    27   Harborview NIM Corp., Ser. 2006-9A, Class N1,
         6.41%, due 11/19/36                                                                27(1)(9)
   372   HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1,
         6.17%, due 1/25/37                                                    AAA         377
    80   Indymac Index Mortgage Loan Trust, Ser. 2006-AR7,
         Class 3A1, 6.11%, due 5/25/36                                 Aaa     AAA          81
   658   Indymac Index Mortgage Loan Trust, Ser. 2006-AR11,
         Class 2A1, 5.87%, due 6/25/36                                 Aaa     AAA         662
   213   Indymac Loan Trust, Ser. 2006-L2, Class A1,
         5.37%, due 5/25/07                                            Aaa     AAA         213(6)(5)
   250   Indymac Loan Trust, Ser. 2005-L2, Class A1,
         5.54%, due 5/25/07                                            Aaa     AAA         250(6)(5)
    78   JP Morgan Alternative Loan Trust, Ser. 2006-A3,
         Class 1A2, 5.39%, due 5/25/07                                 Aaa     AAA          78(6)(5)
   181   JP Morgan Alternative Loan Trust, Ser. 2006-A2,
         Class 1A2, 5.40%, due 5/25/07                                 Aaa     AAA         181(6)(5)
   268   JP Morgan Alternative Loan Trust, Ser. 2006-S4,
         Class A1B, 5.40%, due 5/25/07                                 Aaa     AAA         268(6)(5)
   130   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-FL1A, Class A1A, 5.41%, due 5/15/07                 Aaa     AAA         130(1)(6)(5)
   143   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2005-FL1A, Class A1, 5.43%, due 5/15/07                  Aaa     AAA         143(1)(6)(5)
   177   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-CB11, Class A1, 4.52%, due 8/12/37                  Aaa     AAA         175
   220   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2005-LDP3, Class A3, 4.96%, due 8/15/42                  Aaa     AAA         217
   335   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44                Aaa     AAA         338
   180   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2006-LDP7, Class A4, 5.88%, due 4/15/45                  Aaa     AAA         187
 1,325   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47                  Aaa     AAA       1,327
   200   JP Morgan Chase Commercial Mortgage Securities Corp.,
         Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49                  Aaa                 200
 1,104   JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1,
         5.12%, due 6/25/35                                                    AAA       1,102

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                          RATING       VALUE +
(000'S OMITTED)                                                      MOODY'S   S&P   (000'S OMITTED)
$  854   LB Commercial Conduit Mortgage Trust, Ser. 1998-C4,
         Class A1B, 6.21%, due 10/15/35                                Aaa     AAA     $   860
   463   Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
         Class 3A2, 5.06%, due 7/25/35                                 Aaa     AAA         461
   163   Merrill Lynch Mortgage Trust, Ser. 2005-MKB2, Class A1,
         4.45%, due 9/12/42                                            Aaa     AAA         161
   300   Merrill Lynch/Countrywide Commercial Mortgage Trust,
         Ser. 2007-5, Class A4, 5.38%, due 8/12/48                     Aaa     AAA         299
    16   Morgan Stanley Capital I, Ser. 2006-XLF, Class A1,
         5.41%, due 5/15/07                                            Aaa     AAA          16(1)(6)(5)
   140   Morgan Stanley Capital I, Ser. 2005-T17,
         Class A5, 4.78%, due 12/13/41                                         AAA         136
   115   Morgan Stanley Capital I, Ser. 2007-HQ11, Class A4,
         5.45%, due 2/12/44                                            Aaa     AAA         115
   330   MortgageIT Trust, Ser. 2005-3, Class A1,
         5.62%, due 5/25/07                                            Aaa     AAA         330(6)(5)
     0   Novastar NIM Trust, Ser. 2005-N1, 4.78%, due 10/26/35                  A            0(1)
   150   Residential Accredit Loans, Inc., Ser. 2006-QO7,
         Class 3A2, 5.53%, due 5/25/07                                 Aaa     AAA         150(6)(5)
   391   Residential Accredit Loans, Inc., Ser. 2005-QA10,
         Class A31, 5.61%, due 9/25/35                                 Aaa     AAA         393
   509   Residential Accredit Loans, Inc., Ser. 2006-QA1,
         Class A21, 5.98%, due 1/25/36                                 Aaa     AAA         515
    99   Thornburg Mortgage Securities Trust, Ser. 2006-2,
         Class A1B, 5.37%, due 5/25/07                                 Aaa     AAA          99(6)(5)
   412   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C17,
         Class A1, 4.43%, due 3/15/42                                  Aaa     AAA         406
   245   Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C30,
         Class A5, 5.34%, due 12/15/43                                 Aaa     AAA         244
   330   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22,
         Class A4, 5.27%, due 12/15/44                                 Aaa     AAA         330
                                                                                        19,595
FANNIE MAE (26.3%)
   186   Pass-Through Certificates, 6.00%, due 11/1/15                 AGY     AGY         189
   524   Pass-Through Certificates, 5.00%, due 3/1/21 & 8/1/35         AGY     AGY         512
   171   Pass-Through Certificates, 8.50%, due 4/1/34                  AGY     AGY         182
 1,230   Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity       AGY     AGY       1,239(4)
 6,855   Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity       AGY     AGY       6,778(4)
 8,425   Pass-Through Certificates, 5.00%, TBA, 15 Year Maturity       AGY     AGY       8,304(4)
 4,695   Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity       AGY     AGY       4,535(4)
                                                                                        21,739
FREDDIE MAC (3.9%)
   154   Pass-Thro ugh Certificates, 6.50%, due 11/1/25                AGY     AGY         158
   299   Pass-Thro ugh Certificates, 5.77%, due 6/1/36                 AGY     AGY         301
 1,142   Pass-Thro ugh Certificates, 5.78%, due 7/1/36                 AGY     AGY       1,150
   771   Pass-Thro ugh Certificates, 5.42%, due 2/1/37                 AGY     AGY         774
   778   Pass-Through Certificates, 5.55%, due 2/1/37                  AGY     AGY         781
                                                                                         3,164
   TOTAL MORTGAGE-BACKED SECURITIES (COST $44,490)                                      44,498
CORPORATE DEBT SECURITIES (14.4%)
BANK (0.9%)
   255   Bank of America N.A., Subordinated Notes,
         6.00%, due 10/15/36                                           Aa1      AA         259
   245   JP Morgan Chase Capital XV, Guaranteed Notes,
         5.88%, due 3/15/35                                            Aa3      A          238
   255   Wachovia Corp., Senior Medium-Term Notes, Ser. G,
         5.70%, due 8/1/13                                             Aa3     AA-         261
                                                                                           758

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                          RATING          VALUE +
(000'S OMITTED)                                                                       MOODY'S    S&P   (000'S OMITTED)
FINANCE  (5.0%)
$  225   Bear Stearns Co., Senior Notes, 5.35%, due 2/1/12                                A1      A+        $  226
 1,045   Citigroup, Inc., Subordinated Notes, 5.00%, due 9/15/14                          Aa2    AA-         1,023
   115   Countrywide Financial Corp., Subordinated Notes, 6.25%, due 5/15/16             Baa2    A-            116
   415   Goldman Sachs Group, Inc., Notes, 5.25%, due 10/15/13                            Aa3    AA-           413
   140   Household Finance Corp., Notes, 4.75%, due 5/15/09                               Aa3    AA-           139
    90   Household Finance Corp., Unsecured Notes, 4.13%, due 11/16/09                    Aa3    AA-            88
   100   Household Finance Corp., Senior Unsubordinated Notes, 7.00%, due 5/15/12         Aa3    AA-           107
   390   International Lease Finance Corp., Unsubordinated Notes, 4.75%, due 7/1/09       A1     AA-           388
   185   International Lease Finance Corp., Unsecured Medium-Term Notes, Ser.R,
         5.63%, due 9/20/13                                                               A1     AA-           188
   285   Merrill Lynch & Co., Subordinated Notes, 6.22%, due 9/15/26                      A1     A+            290
   170   ProLogis, Secured Notes, 5.63%, due 11/15/15                                    Baa1   BBB+           172
   790   Simon Property Group L.P., Unsubordinated Notes, 5.25%, due 12/1/16              A3     A-            774
   260   WEA Finance LLC/WCI Finance LLC, Senior Notes, 5.70%, due 10/1/16                A2     A-            263(1)
                                                                                                             4,187
INDUSTRIAL (5.1%)
   335   Alcoa, Inc., Bonds, 5.90%, due 2/1/27                                            A2    BBB+           333
   155   American Home Products Corp., Unsecured Notes, 6.70%, due 3/15/11                A3      A            165
   265   Canadian Natural Resources Ltd., Unsecured Notes, 6.25%, due 3/15/38            Baa2    BBB           263
   230   Continental Airlines, Inc., Pass-Through Certificates, Series A,
         5.98%, due 4/19/22                                                              Baa1     A            231
   350   Cox Communications, Inc., Notes, 6.75%, due 3/15/11                             Baa3   BBB-           368
   205   Fedex Corp., Guaranteed Notes, 5.50%, due 8/15/09                               Baa2    BBB           207
   185   Home Depot, Inc., Senior Unsecured Notes, 5.88%, due 12/16/36                    Aa3    A+            179
   190   Motorola, Inc., Debentures, 5.22%, due 10/1/97                                  Baa1    A-            143
   390   News America, Inc., Senior Notes, 6.15%, due 3/1/37                             Baa2    BBB           382(1)
   280   Owens Corning, Inc., Senior Unsecured Notes, 7.00%, due 12/1/36                 Baa3   BBB-           281(1)
   340   Rogers Cable, Inc., Guaranteed Notes, 5.50%, due 3/15/14                        Baa3   BBB-           337
   220   Siemens Financieringsmaatschappij NV, Notes, 6.13%, due 8/17/26                  Aa3    AA-           224(1)
   555   Time Warner Cable, Inc., Senior Unsecured Notes, 5.85%, due 5/1/17              Baa2   BBB+           558(1)
   340   Time Warner, Inc., Guaranteed Notes, 6.50%, due 11/15/36                        Baa2   BBB+           340
   180   USG Corp., Notes, 6.30%, due 11/15/16                                           Baa3    BB+           180(1)
                                                                                                             4,191
UTILITY - COMMUNICATIONS (1.7%)
   385   AT&T Wireless Services, Inc., Senior Unsecured Notes, 7.88%, due 3/1/11         Baa1     A            422
   185   AT&T Wireless Services, Inc., Senior Unsecured Notes, 8.75%, due 3/1/31         Baa1     A            242
   335   Sprint Nextel Corp., Unsecured Notes, 6.00%, due 12/1/16                        Baa3    BBB           329
   200   Telefonos de Mexico S.A., Notes, 4.50%, due 11/19/08                             A3    BBB+           198
   200   Verizon Virginia, Inc., Debentures, 4.63%, due 3/15/13                          Baa1    A             190
                                                                                                             1,381
UTILITY - ELECTRIC (1.7%)
  155   DTE Energy Co., Senior Notes, 7.05%, due 6/1/11                                  Baa2   BBB-           165
  280   Exelon Corp., Senior Unsecured Notes, 4.90%, due 6/15/15                         Baa2    BBB           266
  285   FirstEnergy Corp., Unsubordinated Notes, Ser. B, 6.45%, due 11/15/11             Baa3   BBB-           299
  415   MidAmerican Energy Co., Senior Unsecured Notes, 5.80%, due 10/15/36               A2     A-            411
  210   Northern States Power-Minnesota, Notes, Ser. B, 8.00%, due 8/28/12                A2     A-            238
                                                                                                             1,379
TOTAL CORPORATE DEBT SECURITIES (COST $11,940)                                                              11,896

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                          RATING            VALUE +
(000'S OMITTED)                                                                       MOODY'S    S&P     (000'S OMITTED)
ASSET-BACKED SECURITIES (25.3%)
  $  7   ABSC NIMS Trust, Ser. 2005-HE6, Class A1, 5.05%, due 8/27/35                             A-         $  7(1)
    86   ACE Securities Corp., Ser. 2006-FM1, Class A2A, 5.36%, due 5/25/07              Aaa     AAA           86(6)(5)
   205   ACE Securities Corp., Ser. 2006-FM1, Class A2B, 5.41%, due 5/25/07              Aaa     AAA          205(6)(5)
   105   ARCap REIT, Inc., Ser. 2004-1A, Class D, 5.64%, due 4/21/39                     A1      A-           105(1)
   840   Asset Backed Securities Corp. Home Equity, Ser. 2005-HE6, Class A2B,
         5.57%, due 5/25/07                                                              Aaa     AAA          841(6)(5)
   275   Capital One Multi-Asset Execution Trust, Ser. 2002-A1, Class A1, 5.59%,
         due 5/15/07                                                                     Aaa     AAA          275(6)(5)
   200   Capital One Prime Auto Receivables Trust, Ser. 2004-1, Class A4, 5.39%,
         due 5/15/07                                                                     Aaa     AAA          200(6)(5)
    60   Carmax Auto Owner Trust, Ser. 2004-1, Class D, 3.52%, due 11/15/10              A3      AAA           59
   330   Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 5.47%, due
         5/25/07                                                                         Aaa     AAA          329(6)(5)
   220   Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class M2, 5.64%, due
         5/25/07                                                                         Aa2     AA           217(6)(5)
    49   Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class
         2A2, 5.55%, due 5/25/07                                                         Aaa     AAA           49(6)(5)
   350   Chase Issuance Trust, Ser. 2007-A6, Class A6, 5.32%, due 5/15/07                Aaa     AAA          350(6)(5)
   250   Citibank Credit Card Issuance Trust, Ser. 2003-A11, Class A11, 5.41%, due
         7/15/07                                                                         Aaa     AAA          250(6)(5)
   110   Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 5.69%, due
         5/25/07                                                                         Aa2     AA           110(6)(5)
   299   College Loan Corp. Trust, Ser. 2003-2, Class A2, 5.50%, due 7/25/07             Aaa     AAA          299(6)(5)
     2   Collegiate Funding Services Education Loan Trust I, Ser. 2003-B, Class A1,
         5.45%, due 6/28/07                                                              Aaa     AAA            2(6)(5)
   800   Countrywide Asset-Backed Certificates, Ser. 2007-7, Class 2A1, 5.40%, due
         5/25/07                                                                         Aaa     AAA          800(6)(4)
    51   Countrywide Asset-Backed Certificates, Ser. 2005-17, Class 4AV1, 5.43%,
         due 5/25/07                                                                     Aaa     AAA           51(6)(5)
   254   Countrywide Asset-Backed Certificates, Ser. 2007-S3, Class A1, 5.46%, due
         5/25/07                                                                         Aaa     AAA          254(6)(5)
   278   Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 5.52%, due
         5/25/07                                                                         Aaa     AAA          278(6)(5)
    30   Countrywide Asset-Backed Certificates, Ser. 2004-14, Class A2, 5.59%, due
         5/25/07                                                                         Aaa     AAA           30(6)(5)
    50   Countrywide Asset-Backed Certificates, Ser. 2004-13, Class AV4, 5.61%, due
         5/25/07                                                                         Aaa     AAA           50(6)(5)
   288   Countrywide Home Equity Loan Trust, Ser. 2005-A, Class 2A, 5.56%, due
         5/15/07                                                                         Aaa     AAA          288(6)(5)
   278   Countrywide Home Equity Loan Trust, Ser. 2005-K, Class 2A1, 5.56%, due
         5/15/07                                                                         Aaa     AAA          278(6)(5)
    54   Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV1,
         5.38%, due 5/25/07                                                              Aaa     AAA           54(6)(5)
   360   Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22,
         5.41%, due 5/25/07                                                              Aaa     AAA          360(6)(5)
   385   Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2,
         5.58%, due 5/25/07                                                              Aaa     AAA          386(6)(5)
    17   Equifirst Mortgage Loan Trust, Ser. 2004-3, Class A2, 5.65%, due 5/25/07        Aaa     AAA           17(6)(5)
    51   Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 6.07%, due 5/25/07       Aaa     AAA           51(6)(5)
    49   Fannie Mae Grantor Trust, Ser. 2005-T5, Class A1, 5.56%, due 5/25/07            Aaa     AAA           49(6)(5)
   180   Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 5.54%, due 5/25/07                Aaa     AAA          180(6)(5)
   775   First Franklin Mortgage Loan Trust, Asset-Backed Certificates,
         Ser. 2006-FF11, Class 2A3, 5.47%, due 5/25/07                                   Aaa     AAA          774(6)(5)
    76   First Franklin Mortgage Loan Trust, Asset-Backed Certificates,
         Ser. 2006-FF5, Class 2A1, 5.37%, due 5/25/07                                    Aaa     AAA           76(6)(5)
   153   First Franklin Mortgage Loan Trust, Asset-Backed Certificates,
         Ser. 2006-FF3, Class A2A, 5.40%, due 5/25/07                                    Aaa     AAA          153(6)(5)
    75   First Franklin Mortgage Loan Trust, Asset-Backed Certificates,
         Ser. 2004-FFH3, Class 2A1, 5.70%, due 5/25/07                                   Aaa                   75(6)(5)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                          RATING            VALUE +
(000'S OMITTED)                                                                       MOODY'S    S&P     (000'S OMITTED)
$  565   Ford Credit Floorplan Master Owner Trust, Ser. 2004-1, Class A, 5.36%, due
         5/15/07                                                                        Aaa      AAA        $565(6)(5)
    38   Fremont Home Loan Trust, Ser. 2004-4, Class 1A1, 5.70%, due 5/25/07            Aaa      AAA          38(6)(5)
     9   Fremont NIM Trust, Ser. 2005-C, 5.58%, due 7/25/35                                      BBB           5(1)
   640   GE Dealer Floorplan Master Note Trust, Ser. 2004-2, Class A, 5.40%, due
         5/20/07                                                                        Aaa      AAA         640(6)(5)
   240   GMAC Mortgage Corp. Loan Trust, Ser. 2004-HE4, Class A2, 5.51%, due
         5/25/07                                                                        Aaa      AAA         240(6)(5)
   360   GSAMP Trust, Ser. 2006-HE6, Class A3, 5.47%, due 5/25/07                       Aaa      AAA         360(6)(5)
   280   GSAMP Trust, Ser. 2006-HE6, Class M2, 5.63%, due 5/25/07                       Aa2       AA         279(6)(5)
   150   Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 5.48%, due
         5/20/07                                                                        Aaa      AAA         150(6)(5)
   184   Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 5.50%, due
         5/20/07                                                                        Aaa      AAA         184(6)(5)
   195   HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2,
         5.42%, due 5/25/07                                                             Aaa      AAA         195(6)(5)
   108   HSI Asset Securitization Corp. Trust, Ser. 2005-I1, Class 2A1,
         5.44%, due 5/25/07                                                             Aaa      AAA         108(6)(5)
   717   Indymac Seconds Asset-Backed Trust, Ser. 2006-2B, Class A, 5.49%, due
         5/25/07                                                                        Aaa      AAA         716(6)(5)
   340   JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2, Class AV3,
         5.42% due 5/25/07                                                              Aaa      AAA         340(6)(5)
   658   Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 5.78%, due 7/13/07                Aaa      AAA         625(1)(6)(5)
    35   Long Beach Mortgage Loan Trust, Ser. 2005-1, Class 2A3, 5.70%, due 5/25/07     Aaa      AAA          35(6)(5)
    64   Master Asset Backed Securities Trust, Ser. 2005-NC1, Class A1, 5.61%, due
         5/25/07                                                                        Aaa      AAA          64(6)(5)
 2,050   MBNA Credit Card Master Note Trust, Ser. 2006-A4, Class A4, 5.31%, due
         5/15/07                                                                        Aaa      AAA       2,050(6)(5)
   685   MBNA Credit Card Master Note Trust, Ser. 2004-A7, Class A7, 5.42%, due
         5/15/07                                                                        Aaa      AAA         686(6)(5)
   505   MBNA Credit Card Master Note Trust, Ser. 2002-A13, Class A, 5.45%, due
         5/15/07                                                                        Aaa      AAA         505(6)(5)
   800   Merrill Lynch First Franklin Mortgage Loan, Ser. 2007-2, Class A2A,
         5.43%, due 5/25/07                                                             Aaa      AAA         800(6)(5)
   161   MSCC Heloc Trust, Ser. 2003-2, Class A, 5.58%, due 5/25/07                     Aaa      AAA         162(6)(5)
   260   Newcastle CDO Ltd., Ser. 2004-4A, Class 3FX, 5.11%, due 3/24/39                A2        A          247(1)
   281   Novastar Home Equity Loan, Ser. 2005-3, Class A2B, 5.51%, due 5/25/07          Aaa      AAA         281(6)(5)
   800   Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 5.42%, due 5/25/07     Aaa      AAA         800(6)(5)
   250   Option One Mortgage Loan Trust, Ser. 2005-4, Class M2, 5.78%, due 5/25/07      Aa2       AA         250(6)(5)
   234   Popular ABS Mortgage Pass-Through Trust, Ser. 2006-E, Class A1,
         5.41%, due 5/25/07                                                             Aaa      AAA         234(6)(5)
    14   Renaissance Home Equity Loan Trust, Ser. 2005-4, Class N, 7.14%,
         due 2/25/36                                                                             BBB          13(1)
    30   Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII,
         5.66%, due 5/25/07                                                             Aaa      AAA          30(6)(5)
    84   Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII,
         5.68%, due 5/25/07                                                             Aaa      AAA          84(6)(5)
   155   Residential Asset Mortgage Products, Inc., Ser. 2005-EFC5, Class M2,
         5.76%, due 5/25/07                                                             Aa2      AA+         154(6)(5)
    12   Residential Asset Securities Corp., Ser. 2003-KS1, Class A2,
         6.06%, due 5/25/07                                                             Aaa      AAA          12(6)(5)
     9   Saxon Asset Securities Trust, Ser. 2004-1, Class A, 5.59%, due 5/25/07         Aaa      AAA           9(6)(5)
   465   SLM Student Loan Trust, Ser. 2005-A, Class A1, 5.39%, due 6/15/07              Aaa      AAA         465(6)(5)
   799   SLM Student Loan Trust, Ser. 2005-10, Class A2, 5.37%, due 7/25/07             Aaa      AAA         799(6)(5)
     1   SLM Student Loan Trust, Ser. 2004-10, Class A2, 5.38%, due 7/25/07             Aaa      AAA           1(6)(5)
     4   Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A,
         5.66%, due 5/25/07                                                             Aaa                    4(6)(5)
   350   Textron Financial Floorplan Master Note Trust, Ser. 2005-1A, Class A,
         5.44%, due 5/13/07                                                             Aaa      AAA         350(1)(6)(5)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                          RATING          VALUE +
(000'S OMITTED)                                                                        MOODY'S   S&P   (000'S OMITTED)
$   665     Volkswagen Credit Auto Master Trust, Ser. 2005-1, Class A,  5.34%, due
            5/20/07                                                                      Aaa     AAA     $    665(6)(5)
    141     Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A,  5.57%, due
            5/25/07                                                                      Aaa     AAA          141(6)(5)
     52     WFS Financial Owner Trust, Ser. 2004-1, Class D, 3.17%, due 8/22/11          Aa3      A            52

TOTAL ASSET-BACKED SECURITIES (COST $20,990)                                                               20,926

NUMBER OF SHARES

SHORT-TERM INVESTMENTS (2.0%)
1,652,877   Neuberger Berman Prime Money Fund Trust Class (COST $1,653)                                     1,653#@
    TOTAL INVESTMENTS (125.8%) (COST $104,046)                                                            103,971##
    Liabilities, less cash, receivables and other assets [(25.8%)]                                        (21,335)
    TOTAL NET ASSETS (100.0%)                                                                            $ 82,636

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers High Income Bond Fund
(Unaudited)

PRINCIPAL AMOUNT                                                                           RATING           VALUE +
(000'S OMITTED)                                                                        MOODY'S    S&P   (000'S OMITTED)
CORPORATE DEBT SECURITIES (96.2%)
AEROSPACE/DEFENSE (1.6%)
$5,780   L-3 Communications Corp., Guaranteed Senior
         Unsecured Subordinated Notes, 7.63%, due 6/15/12                                 Ba3     BB+   $ 5,989
 1,645   L-3 Communications Corp., Guaranteed Senior
         Subordinated Notes, Ser. B, 6.38%, due 10/15/15                                  Ba3     BB+     1,637
                                                                                                          7,626
AIRLINES (0.8%)
 3,424   Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21         Ba1     BB+     3,835
APPAREL/TEXTILES (0.5%)
 2,080   Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15              B2       B      2,283
AUTO LOANS (4.5%)
 3,395   Ford Motor Credit Co., Unsecured Notes, 7.38%, due 10/28/09                      B1       B      3,397
 6,115   Ford Motor Credit Co., Senior Unsecured Notes, 9.75%, due 9/15/10                B1       B      6,471(2)
 7,015   Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11                                  B1       B      6,938
 4,915   General Motors Acceptance Corp., Unsecured Notes, 7.00%, due 2/1/12              Ba1     BB+     4,951(2)
                                                                                                         21,757
AUTO PARTS & EQUIPMENT (0.5%)
 1,010   Goodyear Tire & Rubber Co., Senior Notes, 8.63%, due 12/1/11                     B2      B-      1,091(1)
 1,400   Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15                      B2      B-      1,543
                                                                                                          2,634
AUTOMOTIVE (1.4%)
 2,940   General Motors Corp., Senior Unsecured Debentures, 8.25%, due 7/15/23           Caa1     B-      2,661(2)
 4,715   General Motors Corp., Senior Unsubordinated Notes, 8.38%, due 7/15/33           Caa1     B-      4,261(2)
                                                                                                          6,922
BEVERAGE (0.5%)
 2,545   Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16                  Ba3     BB-     2,590(2)
CHEMICALS (2.9%)
 1,450   Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16                              Ba1     BB+     1,428
 3,400   Hexion US Finance Corp., Senior Notes, 9.75%, due 11/15/14                       B3      B-      3,672(1)
 1,475   Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16                      B1      B+      1,578
 3,580   MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17                  Caa1    CCC+     3,715(1)
 3,540   PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                                   B3      B-      3,726
                                                                                                         14,119
CONSUMER - PRODUCTS (0.8%)
 1,900   Amscan Holdings, Inc., Senior Subordinated Notes, 8.75%, due 5/1/14             Caa1    CCC+     1,914
 2,130   Yankee Acquisition Corp., Senior Subordinated Notes, 9.75%, due 2/15/17         Caa1    CCC+     2,194(1)(2)
                                                                                                          4,108
ELECTRIC - GENERATION (4.3%)
 3,840   Dynegy-Roseton Danskamme, Pass-Through Certificates,
         Ser. B, 7.67%, due 11/8/16                                                       Ba3      B      4,090
 5,190   Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34                         Ba2     B+      5,735

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                           RATING           VALUE +
(000'S OMITTED)                                                                        MOODY'S    S&P   (000'S OMITTED)
$3,870   Mirant Americas Generation, Inc., Senior Unsecured Notes,
         8.30%, due 5/1/11                                                               Caa1     B-    $ 4,092
 2,400   NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16                            B1      B-      2,493
 4,590   NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17                           B1      B-      4,756
                                                                                                         21,166
ELECTRONICS (3.2%)
 5,440   Flextronics Int'l., Ltd., Senior Subordinated Notes, 6.50%, due 5/15/13          Ba2     BB-     5,392(2)
 5,625   Freescale Semiconductor, Inc., Senior Notes, 9.13%, due 12/15/14                 B1       B      5,597(1)
 1,240   NXP BV Funding LLC, Secured Notes, 7.88%, due 10/15/14                           Ba2     BB+     1,290(1)
 3,000   NXP BV Funding LLC, Senior Notes, 9.50%, due 10/15/15                            B2      B+      3,150(1)
                                                                                                         15,429
ENERGY-EXPLORATION & PRODUCTION (3.8%)
 5,500   Chesapeake Energy Corp., Guaranteed Senior Notes, 7.50%, due 9/15/13             Ba2     BB      5,748(2)
   530   Energy Partners Ltd., Senior Notes, 9.75%, due 4/15/14                          Caa1     B-        539(1)
 2,890   Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14           B1      B+      2,962(2)
 8,920   Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16                             Ba3     BB      9,143(1)(5)
                                                                                                         18,392
ENVIRONMENTAL (0.9%)
 3,020   Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%, due 2/15/11      B1      BB      2,967(2)
 1,310   Allied Waste North America, Inc., Guaranteed Notes, 6.88%, due 6/1/17            B1      BB      1,328(2)
                                                                                                          4,295
FOOD & DRUG RETAILERS (1.2%)
 5,330   Jean Coutu Group PJC, Inc., Guaranteed Notes, 8.50%, due 8/1/14                 Caa2     B-      5,770
FOOD - WHOLESALE (0.7%)
 3,590   Dean Foods Co., Guaranteed Notes, 7.00%, due 6/1/16                              B1      B+      3,635
FORESTRY/PAPER (0.7%)
 3,080   Bowater, Inc., Debentures, 9.00%, due 8/1/09                                     B3      B+      3,238(2)
GAMING (4.2%)
 1,955   Chukchansi Economic Development Authority, Senior Notes,
         8.00%, due 11/15/13                                                              B2      BB-     2,026(1)
 5,450   Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11                   Caa1    CCC+     5,232
 2,815   MGM Grand, Inc., Guaranteed Senior Notes, 6.00%, due 10/1/09                     Ba2     BB      2,819
   845   Park Place Entertainment, Senior Subordinated Notes, 7.88%, due 3/15/10          Ba1     B+        885
 3,595   Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14                      B3       B      4,026(1)
 2,290   San Pasqual Casino, Notes, 8.00%, due 9/15/13                                    B2      B+      2,359(1)
 3,330   Station Casinos, Inc., Senior Unsecured Subordinated Notes,
         6.88%, due 3/1/16                                                                Ba3      B      3,130
                                                                                                         20,477
GAS DISTRIBUTION (5.1%)
 2,530   AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%, due 5/20/15              B1              2,574
 3,555   El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32                              Baa3     BB      4,440
 3,020   Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12             B2      B-      3,141
 2,455   Kinder Morgan, Inc., Senior Notes, 6.50%, due 9/1/12                            Baa2     BB-     2,527
 2,755   Kinder Morgan, Inc., Guaranteed Notes, 5.70%, due 1/5/16                        Baa2     BB-     2,638
 6,480   Regency Energy Partners, Senior Unsecured Notes, 8.38%, due 12/15/13             B2       B      6,674(1)
 2,585   Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13                      B3      B-      2,663(1)
                                                                                                         24,657

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                           RATING           VALUE +
(000'S OMITTED)                                                                        MOODY'S    S&P   (000'S OMITTED)
HEALTH SERVICES (9.6%)
$5,285   CDRV Investors, Inc., Senior Unsecured Notes, Step-Up,
         0.00%/9.63%, due 1/1/15                                                         Caa1    CCC+   $ 4,624**
 5,065   HCA, Inc., Senior Unsecured Notes, 6.50%, due 2/15/16                           Caa1     B-      4,413(2)
 5,790   HCA, Inc., Secured Notes, 9.25%, due 11/15/16                                    B2      BB-     6,311(1)
 7,120   HCA, Inc., Secured Notes, 9.63%, due 11/15/16                                    B2      BB-     7,770(1)
   705   Omnicare, Inc., Senior Subordinated Notes, 6.13%, due 6/1/13                     Ba3     BB+       679
   865   Omnicare, Inc., Guaranteed Notes, 6.88%, due 12/15/15                            Ba3     BB+       862
 2,460   Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14                  B1      BB-     2,558
 5,555   Service Corp. Int'l, Senior Notes, 6.75%, due 4/1/15                             B1      BB-     5,611(1)
   120   Service Corp. Int'l, Senior Notes, 7.00%, due 6/15/17                            B1      BB-       119
 1,800   Service Corp. Int'l, Senior Notes, 7.50%, due 4/1/27                             B1      BB-     1,800(1)
 1,945   Spheris, Inc., Senior Subordinated Notes, 11.00%, due 12/15/12                  Caa1     CCC     1,960
 3,245   United Surgical Partners Int'l, Inc., Senior Subordinated Notes,
         9.25%, due 5/1/17                                                               Caa1    CCC+     3,338(1)
 1,225   US Oncology, Inc., Senior Unsecured Floating Rate Notes,
         9.80%, due 9/17/07                                                               B3      B-      1,240(1)(6)
 2,060   US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12                          B1      B-      2,194
 3,065   Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10                          Ba2     BB+     3,134
                                                                                                         46,613
HOTELS (1.0%)
 3,680   Host Hotels & Resorts L.P., Secured Notes, 6.88%, due 11/1/14                    BB              3,767
 1,250   Host Marriott L.P., Guaranteed Senior Notes, 7.13%, due 11/1/13                  Ba1      BB     1,288(2)
                                                                                                          5,055
INVESTMENTS & MISC. FINANCIAL SERVICES (1.1%)
 5,110   Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13                          B3       B-     5,404
LEISURE (0.5%)
 2,210   AMF Bowling Worldwide, Inc., Guaranteed Senior
         Subordinated Notes, 10.00%, due 3/1/10                                           B3     CCC+     2,298
MEDIA - BROADCAST (5.2%)
 5,255   CMP Susquehanna Corp., Senior Subordinated Notes, 9.88%, due 5/15/14             B3      CCC     5,360(1)
 2,030   Entercom Radio/Capital, Guaranteed Senior Notes, 7.63%, due 3/1/14               B1       B      2,066
 4,930   LIN Television Corp., Senior Subordinated Notes, 6.50%, due 5/15/13              B1       B-     4,856(2)
 4,085   Paxson Communications, Secured Floating Rate Notes, 11.61%, due 7/16/07         Caa2    CCC-     4,248(1)(6)
 4,650   Umbrella Acquisition, Inc., Senior Notes, 9.75%, due 3/15/15                     B3     CCC+     4,668(1)(2)
 1,845   Young Broadcasting, Inc., Guaranteed Notes, 10.00%, due 3/1/11                  Caa1    CCC-     1,877
 2,355   Young Broadcasting, Inc., Senior Subordinated Notes, 8.75%, due 1/15/14         Caa1    CCC-     2,296(2)
                                                                                                         25,371
MEDIA - CABLE (5.3%)
 1,305   CCH I Holdings LLC, Guaranteed Notes, 10.00%, due 5/15/14                       Caa3     CCC     1,217(2)
 7,300   CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15                          Caa2     CCC     7,756
 4,385   Charter Communications Operating LLC, Senior Notes, 8.38%, due 4/30/14           B3       B      4,599(1)
 1,595   DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13                           Ba3     BB-     1,683
 5,175   EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11                         Ba3     BB-     5,227
 2,570   EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13                         Ba3     BB-     2,669
 2,555   EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16                          Ba3     BB-     2,660(2)
                                                                                                         25,811
MEDIA - SERVICES (2.0%)
 2,385   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13                           Ba3      B      2,439
 3,685   WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14             B2       B      3,537

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                     RATING           VALUE +
(000's OMITTED)                                                                  MOODY'S   S&P    (000's OMITTED)
$ 5,180   WMG Holdings Corp., Guaranteed Notes, Step-Up,
          0.00%/9.50%, due 12/15/14                                                 B2      B        $ 3,937(2)**
                                                                                                       9,913
METALS/MINING EXCLUDING STEEL (5.0%)
  1,750   Aleris Int'l., Inc., Senior Notes, 9.00%, due 12/15/14                    B3      B-         1,857(1)
  2,125   Aleris Int'l., Inc., Senior Subordinated Notes, 10.00%, due 12/15/16     Caa1     B-         2,218(1)
  3,820   Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13            B1    BB-         3,791
    745   Freeport-McMoRan Copper & Gold, Senior Unsecured Notes,
          8.25%, due 4/1/15                                                        Ba3      BB           806
  4,555   Freeport-McMoRan Copper & Gold, Senior Unsecured Notes,
          8.38%, due 4/1/17                                                        Ba3      BB         4,982
  8,630   Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13                  B2      B+         8,328
  2,465   Peabody Energy Corp., Guaranteed Senior Notes, Ser. B,
          6.88%, due 3/15/13                                                       Ba1      BB         2,496(2)
                                                                                                      24,478
NON-FOOD & DRUG RETAILERS (1.9%)
    725   Blockbuster, Inc., Senior Subordinated Notes, 9.00%, due 9/1/12          Caa2    CCC+          740
  1,525   Bon-Ton Department Stores, Inc., Guaranteed Notes,
          10.25%, due 3/15/14                                                       B3      B-         1,651(2)
  4,905   GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12                 Ba3      B+         5,230
  2,840   Michaels Stores, Inc., Subordinated Notes, Step-Up,
          0.00%/13.00%, due 11/1/16                                               Caa1      CCC        1,860(1)**
                                                                                                       9,481
PACKAGING (3.6%)
 10,815   Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                        Ba1      BB        11,058(2)
  2,360   Crown Americas LLC, Guaranteed Senior Notes, 7.75%, due 11/15/15          B1       B         2,496(2)
  1,565   Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14        Caa1    CCC+        1,620(2)
  2,410   Owens-Brockway Glass Container, Inc., Guaranteed Notes,
          8.75%, due 11/15/12                                                      Ba2      BB-        2,539
                                                                                                      17,713
PRINTING & PUBLISHING (5.9%)
    670   Dex Media West LLC, Senior Unsecured Notes, Ser. B,
          8.50%, due 8/15/10                                                        B1       B           702
  1,960   Dex Media West LLC, Guaranteed Senior Notes, Ser. B,
          9.88%, due 8/15/13                                                        B2       B         2,134
  2,765   Dex Media, Inc., Senior Disc. Notes, Step-Up,
          0.00%/9.00%, due 11/15/13                                                 B3       B         2,606(2)**
  6,595   Idearc, Inc., Senior Notes, 8.00%, due 11/15/16                           B2      B+         6,875(1)
    645   Primedia, Inc., Senior Floating Rate Notes, 10.74%, due 5/15/07           B2       B           667(6)
  4,835   Primedia, Inc., Guaranteed Senior Unsecured Notes,
          8.88%, due 5/15/11                                                        B2       B         4,980(2)
  6,545   R.H. Donnelley Corp., Senior Notes, Ser A-3, 8.88%, due 1/15/16           B3       B         7,101
  3,975   Reader's Digest Association, Inc., Senior Subordinated Notes,
          9.00%, due 2/15/17                                                       Caa1    CCC+        3,896(1)
                                                                                                      28,961
RAILROADS (1.2%)
  5,400   TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12                           B3      B-         5,832
REAL ESTATE DEV. & MGT. (1.1%)
  5,010   American Real Estate Partners, L.P., Senior Notes, 8.13%, due 6/1/12     Ba3      BB+        5,110
RESTAURANTS (0.6%)
  1,510   NPC Int'l., Inc., Guaranteed Notes, 9.50%, due 5/1/14                    Caa1     B-         1,586
  1,105   OSI Restaurant Partners, Inc., Senior Notes, 9.63%, due 5/15/15          Caa1     B-         1,138(1)(4)
                                                                                                       2,724

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                      RATING         VALUE +
(000's OMITTED)                                                                  MOODY'S    S&P   (000's OMITTED)
SOFTWARE/SERVICES (0.3%)
$ 1,135  SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13          Caa1     B-      $  1,217(2)
STEEL PRODUCERS/PRODUCTS (0.8%)
  3,670   Tube City IMS Corp., Senior Subordinated Notes, 9.75%, due 2/1/15         B3      B-         3,872(1)
SUPPORT-SERVICES (5.8%)
  4,060   Aramark Corp., Senior Notes, 8.50%, due 2/1/15                            B3      B-         4,248(1)(2)
  1,920   KAR Holdings, Inc., Senior Subordinated Notes, 10.00%, due 5/1/15        Caa1     CCC        1,990(1)(2)
  5,460   Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15       B2      B-         5,460(1)
  4,300   Language Line, Inc., Guaranteed Senior Subordinated Notes,
          11.13%, due 6/15/12                                                       B3     CCC+        4,622
  5,650   Monitronics Int'l., Inc., Guaranteed Notes, 11.75%, due 9/1/10            B3      B-         5,904
  3,985   Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15                   B3     CCC+        4,244
  1,825   United Rentals N.A., Inc., Guaranteed Notes, 6.50%, due 2/15/12           B1      B+         1,843(2)
                                                                                                      28,311
TELECOM - FIXED LINE (0.3%)
  1,555   Level 3 Financing, Inc., Senior Notes, 9.25%, due 11/1/14                 B3     CCC+        1,615(1)
TELECOM - INTEGRATED/SERVICES (6.3%)
  3,650   Citizens Utilities Co., Bonds, 6.63%, due 3/15/15                        Ba2      BB+        3,646(1)
  1,220   Citizens Utilities Co., Bonds, 7.13%, due 3/15/19                        Ba2      BB+        1,229(1)
  1,500   Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15            Ba3      B+         1,583
  3,830   Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes,
          8.63%, due 1/15/15                                                        B2      B+         4,093
  1,915   Nordic Telephone Co. Holdings, Secured Notes, 8.88%, due 5/1/16           B2       B         2,059(1)
  7,850   Qwest Corp., Senior Notes, 7.88%, due 9/1/11                             Ba1      BB+        8,360
  2,660   Qwest Corp., Notes, 8.88%, due 3/15/12                                   Ba1      BB+        2,939
  2,480   Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13                    Ba3      BB-        2,691(2)
  3,695   Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16                    Ba3      BB-        4,055
                                                                                                      30,655
THEATERS & ENTERTAINMENT (0.9%)
  1,995   AMC Entertainment, Inc., Guaranteed Notes, Ser. B,
          8.63%, due 8/15/12                                                       Ba3      B-         2,125
  1,840   AMC Entertainment, Inc., Guaranteed Notes, 11.00%, due 2/1/16             B3     CCC+        2,111
                                                                                                       4,236
TRANSPORTATION EXCLUDING AIR/RAIL (0.2%)
  1,203   Stena AB, Senior Unsecured Notes, 7.00%, due 12/1/16                     Ba3      BB-        1,185
   TOTAL CORPORATE DEBT SECURITIES (COST $453,966)                                                   468,788
NUMBER OF SHARES
SHORT-TERM INVESTMENTS (15.6%)
 9,540,075 Neuberger Berman Prime Money Fund Trust Class                                               9,540@
66,474,725 Neuberger Berman Securities Lending Quality Fund, LLC                                      66,475++
   TOTAL SHORT-TERM INVESTMENTS (COST $76,015)                                                        76,015#
   TOTAL INVESTMENTS (111.8%) (COST $529,981)                                                        544,803##
   Liabilities, less cash, receivables and other assets [(11.8%)]                                    (57,674)
   TOTAL NET ASSETS (100.0%)                                                                        $487,129

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers Municipal Money Fund
(Unaudited)

PRINCIPAL AMOUNT                    SECURITY @@                                      RATING ~~        VALUE ++
(000's OMITTED)                                                                  MOODY'S    S&P   (000's OMITTED)
MUNICIPAL NOTES (98.6%)
ALABAMA (2.1%)
$   300   Decatur IDB Solid Waste Disp. Rev. (Amoco Chemical Co. Proj.),
          Ser. 1995, 4.13%, due 5/1/07                                            VMIG1              $   300(6)(3)
 16,500   Stevenson IDB Env. Imp. Rev. (Mead Corp. Proj.), Ser. 1998 B,
          (LOC: JP Morgan Chase), 4.03%, due 5/2/07                                        A-1+       16,500(6)(3)
                                                                                                      16,800
ARIZONA (1.5%)
  1,000   Coconino Co. Ind. Dev. Au. IDR (Scuff Steel Proj.), Ser. 2007,
          (LOC: Wells Fargo Bank NA), 4.02%, due 5/3/07                                    A-1+        1,000(6)
  8,000   Scottsdale Ind. Dev. Au. Hosp. Rev., Ser. 2006,
          (LOC: Citigroup Global Markets), 3.98%, due 5/3/07                      VMIG1                8,000(6)
  2,750   Tucson Ind. Dev. Au. Joint Single Family Mtge. Rev., Ser. 2006 B,
          (LOC: Government National Mortgage Association), 4.90%, due 8/3/07      VMIG1                2,756
                                                                                                      11,756
CALIFORNIA (2.2%)
  2,205   Alameda Co. Ind. Dev. Au. Rev. (Lumber Inc. Proj.), Ser. 2003,
          (LOC: Comerica Bank), 3.96%, due 5/3/07                                           A-1        2,205(6)(3)
  2,980   Arcadia Unified Sch. Dist. (Putters), Ser. 2007-1716, (FSA Insured),
          3.95%, due 5/3/07                                                       VMIG1                2,980(6)s
  2,000   BB&T Muni. Trust, Ser. 2000 (FSA Insured), 3.92%, due 5/3/07            VMIG1                2,000(6)g
  3,060   California Infrastructure & Econ. Dev. Bank IDR (Studio Moulding
          Proj.), Ser. 2001 A, (LOC: Comerica Bank), 3.98%, due 5/3/07            VMIG1                3,060(6)(3)
    100   California St. (Putters), Ser. 2004-630 (AMBAC Insured),
          3.92%, due 5/3/07                                                       VMIG1                  100(6)s
  1,686   Los Angeles Comm. Redev. Agcy. Multi-Family Hsg. Rev., Ser. 2003 A
          (LOC: Citibank NA), 3.96%, due 5/3/07                                   VMIG1                1,686(6)(3)
  1,900   Riverside Co. Ind. Dev. Au. IDR (Rockwin Corp. Proj.), Ser. 1987 II,
          (LOC: Royal Bank of Canada), 4.07%, due 5/2/07                                               1,900(6)
  3,715   Roseville Natural Gas Fin. Au. Gas Rev., Ser. 2007,
          (LOC: Goldman Sachs), 3.73%, due 5/3/07                                                      3,715(6)
                                                                                                      17,646
COLORADO (1.4%)
  4,765   Broomfield CTFS Partners (Floats), Ser. 2002, (AMBAC Insured),
          3.99%, due 5/3/07                                                                            4,765(6)x
  2,000   Colorado Hsg. & Fin. Au. Mfg. Rev. (Ready Foods Inc. Proj.),
          Ser. 2007 A, (LOC: U.S. Bank NA), 4.00%, due 5/3/07                              A-1+        2,000(6)(3)
  4,900   Denver City & Co. Arpt. Rev., Sub. Ser. 2005 C-2, (CIFG Insured),
          3.98%, due 5/2/07                                                       VMIG1     A-1        4,900(6)y
                                                                                                      11,665
DELAWARE (0.6%)
  4,855   Wilmington G.O., Ser. 2006 B, (FGIC Insured), 4.00%, due 5/3/07         VMIG1    A-1+        4,855(6)c
DISTRICT OF COLUMBIA (1.5%)
  1,945   District of Columbia Rev. Ref. (Maret Sch. Inc.), Ser. 2003,
          (LOC: SunTrust Bank), 3.96%, due 5/2/07                                 VMIG1                1,945(6)(3)
  4,440   Metro. Washington Arpt. Au. Sys. Ref. Rev., Ser. 2002 C,
          (FSA Insured), 3.97%, due 5/2/07                                        VMIG1    A-1+        4,440(6)p
  5,650   Metro. Washington Arpt. Au. Sys. Ref. Rev., Ser. 2006 D,
          (FSA Insured), 3.99%, due 5/3/07                                                             5,650(6)q
                                                                                                      12,035

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                SECURITY @@                                    RATING ~~          VALUE ++
(000's OMITTED)                                                                             MOODY'S    S&P   (000's OMITTED)
FLORIDA (3.3%)
$ 3,000   Brevard Co. Hsg. Fin. Au. Single Family Mtge. Rev., Ser. 2005 MT-052,
          (LOC: Merrill Lynch Capital Markets) , 4.01%, due 5/3/07                           VMIG1           $ 3,000(6)
  6,720   Florida Hsg. Fin. Corp. Rev. (Merlots), Ser. 2006 B17,
          (LOC: Government National Mortgage Association), 4.04%, due 5/2/07                          A-1+     6,720(6)i
  3,225   Florida St. Div. Bond Fin. Dept. Gen. Svcs. Rev. (Dept. Env. Protection),
          Ser. 1997 B, (AMBAC Insured), 5.75%, due 7/1/07                                                      3,236
  8,895   Miami-Dade Co. Aviation Rev. (Floaters), Ser. 2006, (CIFG Insured),
          4.00%, due 5/3/07                                                                  VMIG1             8,895(6)y
  2,500   Miami-Dade Co. Ind. Dev. Au. Solid Waste Disp. Rev.
          (Florida Pwr. & Light Co. Proj.), Ser. 2003, 4.11%, due 5/1/07                     VMIG1             2,500(6)(3)
  1,195   Miami-Dade Co. Sch. Board CTFS Partner, Ser. 2003, (FGIC Insured),
          3.96%, due 5/3/07                                                                  VMIG1             1,195(6)l
  1,000   St. Lucie Co. Solid Waste Disp. Ref. Rev. (Florida Pwr. & Light Co. Proj.),
          Ser. 2003, 4.11%, due 5/1/07                                                       VMIG1             1,000(6)(3)
                                                                                                              26,546
GEORGIA (4.4%)
  2,975   Atlanta Arpt. Rev. (Merlots), Ser. 2004 C14, (FSA Insured),
          4.04%, due 5/2/07                                                                  VMIG1             2,975(1)(6)ii
  6,450   Atlanta Urban Residential Fin. Au. Multi-Family Hsg. Rev.
          (Capitol Gateway Apts.), Ser. 2005, (LOC: Bank of America),
          4.05%, due 5/3/07                                                                           A-1+     6,450(6)(3)(5)
  1,575   Columbus Dev. Au. Rev., Ser. 2007, (LOC: Columbus Bank & Trust),
          3.97%, due 5/3/07                                                                                    1,575(6)(3)
  2,875   Crisp Co. Cordele IDA Rev. (Goldens Foundry & Mach Co. Proj.),
          Ser. 2007, (LOC: Columbus Bank & Trust), 4.02%, due 5/3/07                                           2,875(6)
  3,100   Georgia St. Hsg. & Fin. Au. Rev. (Merlots), Ser. 2006 B11,
          (LOC: Wachovia Bank & Trust Co.), 4.04%, due 5/2/07                                         A-1+     3,100(6)
  5,000   Kennesaw Dev. Au. Multi-Family Hsg. Rev. (Walton Ridenour Apts. Proj.),
          Ser. 2004, (LOC: SunTrust Bank), 4.00%, due 5/2/07                                 VMIG1             5,000(6)(3)
  3,500   Laurens Co. Dev. Au. Solid Waste Disp. Rev.
          (Southeast Paper Mfg. Co. Proj.), Ser. 1997, (LOC: Toronto Dominion Bank),
          4.01%, due 5/3/07                                                                                    3,500(6)(3)
  4,715   Muni. Elec. Au. Spec. Oblig., Ser. 1994 SGA-1, (MBIA Insured),
          3.97%, due 5/2/07                                                                           A-1+     4,715(6)cc
  1,985   Savannah Econ. Dev. Au. Rev. (Exempt Fac. Cons. Util. Proj.), Ser. 1999,
          (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                               VMIG1             1,985(6)(3)
  1,195   Savannah Econ. Dev. Au. Rev. (Kennickell Printing Co. Proj.), Ser. 2001,
          (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                               VMIG1             1,195(6)(3)
  2,110   Turner Co. Dev. Au. IDR (Mcelroy Metal Mill Inc.), Ser. 2005,
          (LOC: AmSouth Bank), 4.02%, due 5/3/07                                               P-1             2,110(6)
                                                                                                              35,480
IDAHO (2.6%)
 20,715   Idaho Hlth. Fac. Au. Rev. (St. Luke's Med. Ctr.), Ser. 2000, (FSA Insured),
          4.09%, due 5/1/07                                                                  VMIG1    A-1+    20,715(6)(3)r
ILLINOIS (6.6%)
  2,350   Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002,
          (LOC: Charter One Bank), 4.06%, due 5/3/07                                                           2,350(6)
 12,000   Chicago Midway Arpt. Rev. (Second Lien), Ser. 1998 A, (MBIA Insured),
          4.07%, due 5/1/07                                                                  VMIG1    A-1+    12,000(6)s
  2,317   Chicago Ref. G.O., Ser. 2005, (MBIA Insured), 3.97%, due 5/3/07                                      2,317(6)y
  4,400   Illinois Dev. Fin. Au. IDR (Amtex Steel Inc. Proj.), Ser. 1999,
          (LOC: LaSalle National Bank), 4.01%, due 5/3/07                                             A-1      4,400(6)(3)
  2,400   Illinois Dev. Fin. Au. IDR (Univ. Press Inc. Proj.), Ser. 2000 A,
          (LOC: LaSalle National Bank), 4.01%, due 5/3/07                                             A-1      2,400(6)(3)
  1,000   Illinois Dev. Fin. Au. Solid Waste Disp. Rev. (Waste Management Inc. Proj.),
          Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 4.00%, due 5/3/07                              A-1+     1,000(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                SECURITY @@                                     RATING ~~       VALUE ++
(000's OMITTED)                                                                             MOODY'S    S&P   (000's OMITTED)
$ 3,400   Illinois Fin. Au. IDR (Injection Plastic Corp.), Ser. 2006 A,
          (LOC: Wachovia Bank & Trust Co.), 4.10%, due 5/2/07                                                $ 3,400(6)(3)
  4,000   Illinois Fin. Au. Rev. (Reliable Materials Proj.), Ser. 2006,
          (LOC: Marshall & Ilsley), 4.00%, due 5/2/07                                                 A-1      4,000(6)(3)
  2,850   Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network), Ser. 2003 A,
          3.85%, due 11/15/22 Putable 7/6/07                                                 VMIG1    A-1+     2,850(3)
  4,100   Illinois Hsg. Dev. Au. Multi-Family Rev. (Galesburg Towers), Ser. 2005,
          (LOC: Harris Trust & Savings), 4.00%, due 5/3/07                                            A-1+     4,100(6)(3)
  3,670   Illinois St. G.O., Ser. 2004, (MBIA Insured), 3.90%, due 5/3/07                    VMIG1             3,670(6)l
  9,000   Will Co. Solid Waste Disp. Rev. (BASF Corp. Proj.), Ser. 1997,
          4.21%, due 5/1/07                                                                   P-1              9,000(6)(3)
  1,150   Woodridge Ind. Rev. (Mc David Knee Guard), Ser. 1996,
          (LOC: Marshall & Ilsley), 4.05%, due 5/2/07                                                 A-1      1,150(6)(3)
                                                                                                              52,637
INDIANA (8.6%)
 13,795   ABN Amro Munitops Cert. Trust , Ser. 2003, (FGIC Insured),
          3.97%, due 5/3/07                                                                  VMIG1            13,795(1)(6)a
  2,670   Anderson Econ. Dev. Rev. (Gateway Village Proj.), Ser. 1996,
          (LOC: Federal Home Loan Bank), 4.02%, due 5/3/07                                   VMIG1             2,670(6)
  1,000   Angola Ed. Fac. Rev. (Tri-State Univ. Proj.), Ser. 2006,
          (LOC: Fifth Third Bank), 3.98%, due 5/4/07                                                           1,000(6)(3)
  5,230   Bartholomew Cons. Sch. Corp. Ind. Tax Anticipation Warrants, Ser. 2007,
          4.00%, due 12/31/07                                                                                  5,241
  2,300   East Porter Co. Sch. Bldg. Corp. Rev., Ser. 2005, (MBIA Insured),
          3.96%, due 5/3/07                                                                           A-1+     2,300(6)(4)
  1,915   GCS Sch. Bldg. Corp. One Ind. Rev., Ser. 2005, (FSA Insured),
          4.00%, due 5/3/07                                                                           A-1+     1,915(6)x
  6,010   Greencastle IDR (Crown Equip. Corp. Proj.), Ser. 1996, (LOC: Key Bank),
          4.00%, due 5/3/07                                                                   A1               6,010(6)(3)
  2,500   Hamilton Southeastern Sch. Warrants, Ser. 2007, 3.80%, due 12/31/07                                  2,502
  2,735   Hammond Econ. Dev. Rev. (Annex at Douglas Pointe), Ser. 1996 A,
          (LOC: Federal Home Loan Bank), 4.02%, due 5/3/07                                   VMIG1             2,735(6)
  2,250   Indiana Bond Bank Rev. (Adv. Fdg. Prog. Notes), Ser. 2007 A,
          (LOC: Bank of New York), 4.25%, due 1/31/08                                                 SP-1+    2,260
 15,700   Indiana Hlth. & Ed. Fac. Fin. Au. Rev. (South Greenwood Village Proj.),
          Ser. 2006 A, (LOC: Sovereign Bank), 3.98%, due 5/3/07                                               15,700(6)(3)b
  2,400   Indiana St. Dev. Fin. Au. IDR (TTP, Inc. Proj.), Ser. 2001,
          (LOC: LaSalle National Bank), 4.01%, due 5/3/07                                             A-1      2,400(6)(3)
  1,695   Indiana St. Fin. Au. Wtr. Fac. Rev., Ser. 2006-111, (AMBAC Insured),
          4.00%, due 5/3/07                                                                  VMIG1    A-1+     1,695(6)c
  1,200   La Porte Co. Econ. Dev. Rev. (Pedcor Investments-Woodland),
          Ser. 1994, (LOC: Federal Home Loan Bank), 4.05%, due 5/3/07                        VMIG1             1,200(6)
  4,800   Noblesville Econ. Dev. Rev. (Greystone Apts. Proj.), Ser. 2006 A,
          (LOC: LaSalle National Bank), 4.01%, due 5/3/07                                             A-1      4,800(6)(3)
  2,500   Northern Wells Comm. Sch. Tax Anticipation Warrants, Ser. 2007,
          3.70%, due 12/31/07                                                                                  2,501
                                                                                                              68,724
 IOWA (1.3%)
  5,000   Davenport Comm. Sch. Dist. Anticipation Warrants, Ser. 2006,
          4.50%, due 6/29/07                                                                                   5,006
  3,600   Iowa Fin. Au. Single Family Mtge. Rev., Ser. 2006,
          (LOC: Government National Mortgage Association), 4.01%, due 5/3/07                 VMIG1             3,600(6)k
  1,500   Iowa Fin. Au. Single-Family Rev., Ser. 2005 E,
          (LOC: Government National Mortgage Association), 4.00%, due 5/3/07                 VMIG1    A-1+     1,500(6)dd
                                                                                                              10,106

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                SECURITY @@                                    RATING ~~         VALUE ++
(000's OMITTED)                                                                             MOODY'S    S&P   (000's OMITTED)
KENTUCKY (3.0%)
$3,220    Boone Co. Ind. Bldg. Rev. (Bonfiglioli USA Inc. Proj.), Ser. 2006,
          (LOC: Fifth Third Bank), 4.05%, due 5/4/07                                                         $ 3,220(6)(3)
 1,630    Georgetown Ind. Bldg. Rev. (Georgetown College Proj.), Ser. 2006,
          (LOC: Fifth Third Bank), 3.96%, due 5/4/07                                         VMIG1             1,630(6)(3)
 2,700    Graves Co. Solid Waste Disp. Rev. (Waste Management LLC Proj.), Ser. 2003,
          (LOC: Wachovia Bank & Trust Co.), 4.00%, due 5/3/07                                         A-1+     2,700(6)(3)
   670    Jefferson Co. Retirement Home Rev. (Nazareth Library Proj.), Ser. 1999,
          (LOC: Fifth Third Bank), 3.98%, due 5/4/07                                                             670(6)(3)
 3,000    Kentucky Econ. Dev. Fin. Au. Ind. Bldg. Rev. (Republic Svcs., Inc. Proj.),
          Ser. 2001, (LOC: Bank of America), 3.98%, due 5/3/07                                        A-1+     3,000(6)
 2,000    Kentucky Econ. Dev. Fin. Au. Ind. Bldg. Rev. (Republic Svcs., Inc. Proj.),
          Ser. 2003, (LOC: Bank One), 3.98%, due 5/3/07                                               A-1+     2,000(6)(3)
 4,995    Kentucky Hsg. Corp. Hsg. Rev., Ser. 2006,
          (LOC: Merrill Lynch Capital Markets), 4.01%, due 5/3/07                                     A-1+     4,995(6)
 2,200    Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes),
          Ser. 2007 A-1, 3.70%, due 4/1/09 Putable 10/1/07                                   MIG1              2,200(6)
 1,300    Louisville & Jefferson Co. Reg. Arpt. Au. Spec. Fac. Rev.
          (UPS Worldwide Forwarding Inc. Proj.), Ser. 1999 B, 4.07%, due 5/1/07              VMIG1    A-1+     1,300(6)(3)
 1,000    Minor Lane Heights Solid Waste Disp. Rev. (Waste Management LLC Proj.),
          Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 4.00%, due 5/3/07                              A-1+     1,000(6)(3)
 1,450    Ohio Co. Solid Waste Disp. Rev. (Waste Management LLC Proj.),
          Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 4.00%, due 5/3/07                              A-1+     1,450(6)(3)
                                                                                                              24,165
LOUISIANA (3.7%)
 7,000    Ascension Parish Rev. (BASF Corp. Proj.), Ser. 1997, 4.21%, due 5/1/07              P-1              7,000(6)(3)
 5,000    Ascension Parish Rev. (BASF Corp. Proj.), Ser. 1998, 4.21%, due 5/1/07              P-1              5,000(6)(3)
 5,700    East Baton Rouge Swr. Commission Rev., Ser. 2006, (FSA Insured),
          3.97%, due 5/3/07                                                                                    5,700(6)y
 4,685    Louisiana HFA Single Family Mtge. Rev. (Floaters), Ser. 2006,
          (LOC: Depfa Bank), 4.00%, due 5/3/07                                                        A-1      4,685(6)y
 5,000    Louisiana Local Gov't. Env. Facs. & CDA Rev. (Mid South Extrusion, Inc. Proj.),
          Ser. 2006, (LOC: Regions Bank), 4.01%, due 5/3/07                                           A-1      5,000(6)(3)
 2,000    Louisiana Local Govt. Env. Facs. & Comm. Dev. (SRL Holdings LLC Proj.),
          Ser. 2007, (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                                      2,000(6)(3)
                                                                                                              29,385
MAINE (0.3%)
 2,700    Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 B-3,
          (LOC: State Street Bank & Trust Co.), 3.98%, due 5/3/07                            VMIG1    A-1+     2,700(6)
MARYLAND (0.3%)
 2,380    Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. Res.,
          Ser. 2006 R, 3.64%, due 12/14/07                                                   MIG1              2,380
MASSACHUSETTS (1.7%)
 1,300    Massachusetts Bay Trans. Au. Rev., Ser. 2006, (LOC: Citibank, N.A.),
          3.97%, due 5/3/07                                                                  VMIG1             1,300(6)
   125    Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Sherrill House), Ser. 2002 A-1,
          (LOC: Sovereign Bank), 3.97%, due 5/3/07                                                    A-1+       125(6)(3)m
 1,000    Massachusetts St. Turnpike Au. Metro. Hwy. Sys. Rev., (Floaters), Ser. 2000,
          (MBIA Insured), 3.95%, due 5/3/07                                                  VMIG1             1,000(6)y
 3,000    Montachusett Reg. Trans. Au. RANS, Ser. 2006, 4.50%, due 6/15/07                                     3,002
 1,900    Southeastern Reg. Trans. Au. RANS, Ser. 2006, 3.85%, due 9/7/07                                      1,901
 6,000    Worcester Reg. Trans. Au. G.O. RANS, Ser. 2006, 4.25%, due 6/29/07                                   6,002
                                                                                                              13,330

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                SECURITY @@                                         RATING ~~         VALUE ++
(000'S OMITTED)                                                                  MOODY'S    S&P   (000'S OMITTED)
MICHIGAN (0.9%)
$ 1,370   Michigan St. Hosp. Fin. Au. Rev., Ser. 2006, (LOC: Citibank, N.A.),
          3.98%, due 5/3/07                                                       VMIG1             $  1,370(6)
    700   Michigan St. Hsg. Dev. Au. Ltd. Oblig. Rev.
          (JAS Non-Profit Hsg. Corp. IV),  Ser. 2000,
          (LOC: Bank One Michigan), 3.95%, due 5/3/07                                      A-1+          700(6)(3)
  1,900   Michigan St. Job. Dev. Au. IDR (Kentwood Residence Assoc. Proj.),
          Ser. 1984, (LOC: Wells Fargo & Co.), 3.05%, due 5/1/07                           A-1+        1,900(6)
  2,500   Michigan St. Strategic Fund Ltd. Oblig. Rev.
          (Behr Sys., Inc. Proj.),  Ser. 2001, (LOC: National City Bank),
          4.06%, due 5/3/07                                                                            2,500(6)(3)
  1,075   Wayne Co. Arpt. Au. Rev. (Floaters), Ser. 2006-1327, (MBIA Insured),
          4.00%, due 5/3/07                                                       VMIG1                1,075(6)y
                                                                                                       7,545
MINNESOTA (0.2%)
  1,400   Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.),
          Ser. 2004,  (LOC: Freddie Mac), 4.02%, due 5/3/07                       VMIG1                1,400(6)(3)
MISSISSIPPI (0.6%)
  5,000   Mississippi Bus. Fin. Corp. IDR (VC Reg. Assembly & Mfg. Proj.),
          Ser. 2003,  (LOC: JP Morgan Chase), 4.03%, due 5/2/07                            A-1+        5,000(6)(3)
MISSOURI (2.3%)
  3,500   Blue Springs Ind. Dev. Au. Multi-Family Rev. Hsg.
          (Autumn Place Apts. Proj.), Ser. 2004, (LOC: Fannie Mae),
          4.02%, due 5/3/07                                                       VMIG1                3,500(6)(3)
  1,000   Kansas City Ind. Dev. Au. Rev. (KC Downtown Arena Proj.),
          Ser. 2005 C, (AMBAC Insured), 3.98%, due 5/2/07                         VMIG1    A-1+        1,000(6)p
  4,000   Missouri Higher Ed. Loan Au. Std. Loan Rev., Ser. 2005 E,
          (MBIA Insured), 4.01%, due 5/3/07                                       VMIG1    A-1+        4,000(6)n
    800   Missouri St. Dev. Fin. Board Infrastructure Fac. Rev.
          (St. Louis Convention Ctr.), Ser. 2000 C, (LOC: U.S. Bank),
          4.11%, due 5/1/07                                                                A-1+          800(6)
  1,490   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College),
          Ser. 1999, (LOC: Bank of America), 4.11%, due 5/1/07                    VMIG1                1,490(6)(3)
    200   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (St. Louis Univ.),
          Ser. 1999 B,  (LOC: Bank of America), 4.09%, due 5/1/07                 VMIG1    A-1+          200(6)(3)
  1,230   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev.
          (Bethesda Hlth. Group, Inc.),  Ser. 2004, (LOC: U.S. Bank),
          4.11%, due 5/1/07                                                       VMIG1                1,230(6)(3)
  4,600   Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev.
          (Putters),  Ser. 2006,
          (LOC: Government National Mortgage Association), 4.02%, due 5/3/07               A-1+        4,600(6)s
  1,500   Missouri St. Pub. Utils. Commission Rev.
          (Interim Construction Notes),  Ser. 2006, 4.50%, due 9/15/07             MIG1                1,505
                                                                                                      18,325
NEBRASKA (0.6%)
  4,945   Scotts Bluff Co. Hosp. Au. Number 1 Hosp. Ref. Rev.
          (Reg. West Med. Ctr.), Ser. 2005, (Radian Insured),
          4.01%, due 5/3/07                                                       VMIG1                4,945(6)(3)u
NEVADA (0.3%)
  2,185   Clark Co. IDR (Floaters), Ser. 2006, (AMBAC Insured),
          4.00%, due 5/3/07                                                       VMIG1                2,185(6)y
NEW HAMPSHIRE (2.3%)
  1,800   Cheshire Co. G.O. TANS, Ser. 2007, 3.75%, due 12/27/07                                       1,800
  1,225   Manchester Hsg. Au. Multi-Family Rev. (Wall Street Tower),
          Ser. 1990 B, (LOC: PNC Bank), 4.03%, due 5/3/07                                   A-1        1,225(6)
  2,000   Merrimack Co. G.O. TANS, Ser. 2007, 4.25%, due 12/28/07                                      2,006
  4,200   New Hampshire St. Bus. Fin. Au. Rev. (Taylor Home), Ser. 2005 B,
          (LOC: TD Banknorth N.A.), 3.96%, due 5/3/07                             VMIG1                4,200(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT               SECURITY @@                                          RATING ~~         VALUE ++
(000'S OMITTED)                                                                  MOODY'S    S&P    (000'S OMITTED)
$ 2,760   New Hampshire St. Bus. Fin. Au. Rev. (Valley Reg. Hosp.), Ser. 2003,
          (LOC: Sovereign Bank), 3.95%, due 5/3/07                                          A-1+     $  2,760(6)(3)d
  3,000   New Hampshire St. Hsg. Fin. Au. Multi-Family Rev., Ser. 2006,
          (LOC: Merrill Lynch Capital Markets), 4.01%, due 5/3/07                 VMIG1                 3,000(6)
  3,600   Strafford Co. G.O. TANS, Ser. 2007, 3.75%, due 12/31/07                                       3,601
                                                                                                       18,592
NEW JERSEY (0.5%)
    710   Bernardsville BANS, Ser. 2006, 4.50%, due 5/2/07                                                710
  3,000   Perth Amboy G.O. BANS, Ser. 2006, 4.35%, due 10/19/07                    MIG1                 3,009
                                                                                                        3,719
NEW MEXICO (0.3%)
  2,800   New Mexico Rev. (ABN Amro Munitops Cert. Trust), Ser. 2005,
          (AMBAC Insured), 3.99%, due 5/3/07                                                            2,800(1)(6)a
NEW YORK (4.3%)
  5,900   ABN Amro Munitops Cert. Trust, Ser. 2006, (XLCA Insured),
          3.97%, due 5/3/07                                                       VMIG1                 5,900(1)(6)a
  2,870   ABN Amro Munitops Cert. Trust, Ser. 2006, (FSA Insured),
          4.02%, due 5/3/07                                                       VMIG1                 2,870(1)(6)a
  6,000   Gloversville City Sch. Dist. G.O. BANS, Ser. 2006,
          3.74%, due 9/27/07                                                                            6,001
  6,400   Greater Southern Tier Board Coop. Ed. Svcs.  Sole Supervisory Dist.
          RANS, Ser. 2006, 3.75%, due 6/29/07                                                           6,401
  3,000   Jamestown City Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 5/23/07                            3,001
  1,900   New York City Muni. Wtr. Fin. Au. Rev., Ser. 2001,
          (LOC: Merrill Lynch Capital Markets), 3.97%, due 5/3/07                           A-1+        1,900(6)
  1,200   New York St. Dorm. Au. Rev. Secondary Issues (Floaters), Ser. 2005,
          (AMBAC Insured), 3.96%, due 5/3/07                                                            1,200(6)y
  2,000   New York St. Thruway Au. Gen. Rev. (Floaters), Ser. 2006,
          (FSA Insured),  3.96%, due 5/3/07                                                  A-1        2,000(6)y
     10   Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A,
          (LOC: Citizens Bank), 3.95%, due 5/3/07                                 VMIG1                    10(6)(3)
  5,200   Warren & Washington Cos. IDA Civic Fac. Rev.
          (Glen at Hiland  Meadows Proj.), Ser. 2000,
          (LOC: Sovereign Bank), 3.97%, due 5/2/07                                           A-1        5,200(6)(3)bb
                                                                                                       34,483
NORTH CAROLINA (0.3%)
  2,800   North Carolina Cap. Fac. Fin. Agcy. Rev. (Eagle), Ser. 2006 A,
          (LOC: Citibank, N.A.), 3.99%, due 5/3/07                                          A-1+        2,800(6)
OHIO (2.3%)
  2,339   American Muni. Pwr. Inc. G.O. BANS, Ser. 2006, 3.80%, due 8/16/07                             2,339
  1,000   Butler Co. G.O. BANS, Ser. 2006 C, 4.50%, due 9/20/07                    MIG1                 1,003
  1,755   Clark Co. BANS, Ser. 2006, 4.00%, due 5/10/07                                                 1,755
  1,200   Greene Co. G.O., Ser. 2007 B, 5.50%, due 8/14/07                         MIG1                 1,206
  3,945   Hamilton Co. Hlth. Care Fac. Rev. (Sisters of Charity Sr. Care),
          Ser. 2002,  (LOC: Fifth Third Bank), 3.97%, due 5/3/07                                        3,945(6)(3)
  2,325   Ohio St. Wtr. Dev. Au. Rev., Ser. 2005, (LOC: Rabobank Nederland),
          3.97%, due 5/3/07                                                                 A-1+        2,325(6)
  1,500   Richland Co. BANS (Correctional Facs.), Ser. 2007,
          3.75%, due 2/21/08                                                                            1,500
  2,000   Univ. of Cincinnati BANS, Ser. 2007 C, 4.50%, due 1/24/08                MIG1    SP-1+        2,013
  2,194   Wood Co. IDR (Reclamation Technologies), Ser. 2006,
          (LOC: National City Bank), 4.06%, due 5/3/07                                                  2,194(6)(3)
                                                                                                       18,280

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                    SECURITY @@                                    RATING ~~           VALUE ++
(000'S OMITTED)                                                                  MOODY'S    S&P    (000'S OMITTED)
OKLAHOMA (1.6%)
$ 3,235   Oklahoma HFA Single Family Rev., Ser. 2001,
          (LOC: Merrill Lynch Capital Markets), 3.68%, due 5/1/07                 VMIG1              $  3,235(6)
 10,000   Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A,
          (LOC: Bank of America),  3.60%, due 5/15/17 Putable 11/15/07                      A-1+       10,000(6)
                                                                                                       13,235
PENNSYLVANIA (6.3%)
  1,400   Allegheny Co. Ind. Dev. Au. Rev. (Pittsburgh Theological Seminary
          at the Presbyterian Church), Ser. 2001, (LOC: Citizens Bank),
          3.82%, due 8/1/31 Putable 8/1/07                                        VMIG1                 1,400(3)
  3,900   Allegheny Co. Residential Fin. Au. Single Family Mtge. Rev.,
          Ser. 2004 PP,  (LOC: Government National Mortgage Association),
          3.96%, due 5/3/07                                                       VMIG1                 3,900(6)bb
  5,150   Allegheny Co. Residential Fin. Au. Single Family Mtge. Rev.,
          Ser. 2005 SS,  (LOC: Government National Mortgage Association),
          3.98%, due 5/3/07                                                       VMIG1                 5,150(6)bb
    900   Berks Co. Ind. Dev. Au. Rev. (Mfg. Facs. Ram. Ind. Proj.),
          Ser. 1996, (LOC: PNC Bank), 3.99%, due 5/2/07                                                   900(6)(3)
  4,850   Blair Co. Ind. Dev. Au. Rev. (NCP Inc. Proj.), Ser. 2002,
          (LOC: PNC Bank), 4.04%, due 5/3/07                                                            4,850(6)
  2,535   Bradford Co. Ind. Dev. Au. Rev. (Econ. Dev. Towanda Print),
          Ser. 2001, (LOC: PNC Bank), 4.04%, due 5/3/07                                                 2,535(6)(3)
  2,700   Cumberland Co. Muni. Au. Rev. (Presbyterian Homes Proj.),
          Ser. 2005 B, (Radian Insured), 3.65%, due 12/1/26 Putable 12/1/07                 A-1+        2,700(3)ii
  1,765   Lackawanna Co. Ind. Dev. Au. Rev. (Material Technology Proj.),
          Ser. 2006, (LOC: Wachovia Bank & Trust Co.), 4.10%, due 5/3/07                                1,765(6)(3)
  4,000   Neshaminy Sch. Dist. G.O. TRANS, Ser. 2006, 4.75%, due 6/29/07                                4,005
  2,005   Northampton Co. Ind. Dev. Au. IDR (Losco Family Properties,
          LLC Proj.), Ser. 2005, (LOC: Wachovia Bank & Trust Co.),
          4.10%, due 5/3/07                                                                             2,005(6)(3)
  3,200   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 1995 D7,
          (LOC: PNC Bank), 4.00%, due 5/3/07                                                            3,200(6)
    800   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2000 H7,
          (LOC: PNC Bank), 4.00%, due 5/3/07                                                A-1           800(6)(3)
    300   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2000,
          (LOC: PNC Bank), 4.00%, due 5/3/07                                      VMIG1                   300(6)(3)
  4,700   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2002 B5,
          (LOC: PNC Bank), 4.00%, due 5/3/07                                                A-1         4,700(6)(3)
    800   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev.
          (North American Communication Proj.), Ser. 2004,
          (LOC: PNC Bank),  4.00%, due 5/3/07                                               A-1           800(6)(3)
 11,000   Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev.
          (Shippingport Proj.), Ser. 2005 A,
          (LOC: PNC Bank), 3.99%, due 5/2/07                                      VMIG1     A-1        11,000(6)(3)
    800   Sayre Hlth. Care Fac. Au. Rev. (VHR of PA Cap. Fin. Proj.),
          Ser. 1985 M, (AMBAC Insured), 3.93%, due 5/2/07                                   A-1+          800(6)b
                                                                                                       50,810
RHODE ISLAND (1.1%)
  5,750   Rhode Island Hsg. & Mtge. Fin. Corp., Ser. 2007,
          (FGIC Insured),  4.00%, due 5/3/07                                                A-1         5,750(6)y
  1,000   Rhode Island St. Std. Loan Au. Prog. Rev., Ser. 1996-1,
          (LOC: Dexia Credit Locale de France), 4.02%, due 5/2/07                           A-1+        1,000(6)
  2,000   Rhode Island St. Std. Loan Au. Prog. Rev., Ser. 1996-3,
          (LOC: Dexia Credit Locale de France), 4.02%, due 5/2/07                           A-1+        2,000(6)
                                                                                                        8,750

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                        SECURITY @@                                 RATING ~~          VALUE ++
(000'S OMITTED)                                                                  MOODY'S    S&P    (000'S OMITTED)
SOUTH CAROLINA (0.7%)
$ 1,130   Greenville Co. Sch. Dist. Installment Purchase Rev., Ser. 2006,
          (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.96%, due 5/3/07               A-1      $ 1,130(6)
  4,125   South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev.
          (Woodhead LLC Proj.),  Ser. 2007 A,
          (LOC: Columbus Bank & Trust), 4.02%, due 5/3/07                                              4,125(6)
                                                                                                       5,255
TENNESSEE (1.2%)
  1,095   Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.),
          Ser. 1990, 3.80%, due 5/1/07                                                      A-1        1,095(6)(3)
  5,355   Metro. Nashville Arpt. Au. Spec. Fac. Rev.
          (Aero Nashville LLC Proj.),  Ser. 2006 A, (LOC: JP Morgan Chase),
          3.99%, due 5/3/07                                                                 A-1+       5,355(6)(3)
  2,890   Shelby Co. Hlth. Ed. & Hsg. Fac. Board Rev. (Flag Manor), Ser. 1995,
          (LOC: Federal Home Loan Bank), 4.02%, due 5/3/07                        VMIG1                2,890(6)
                                                                                                       9,340
TEXAS (11.0%)
  9,940   ABN Amro Munitops Cert. Trust, Ser. 2002, (PSF Insured),
          3.98%, due 5/3/07                                                       VMIG1                9,940(1)(6)a
  2,800   Austin Arpt. Sys. Prior Lien Rev., Ser. 1995 A,
          (LOC: JP Morgan Chase),  4.03%, due 5/2/07                               P-1      A-1+       2,800(6)
 10,125   Bexar Co. Hsg. Fin. Corp. Multi-Family Hsg. Rev., Ser. 2007,
          (LOC: Citigroup Global Markets), 4.05%, due 5/3/07                      VMIG1               10,125(6)
  1,800   Brazoria Co. Hlth. Fac. Dev. Corp. Hosp. Rev.
          (Brazosport Mem. Hosp.),  Ser. 1999,
          (LOC: Chase Bank of Texas), 3.95%, due 5/3/07                           VMIG1                1,800(6)(3)
 15,000   Brazos River Harbor Navigation Dist. of Brazoria Co. Rev.
          (BASF Corp. Proj.),  Ser. 1997, 4.21%, due 5/1/07                        P-1                15,000(6)(3)
  1,200   Calhoun Co. Navigation IDA Port Rev. (Formosa Plastics Corp.,
          Texas Proj.),  Ser. 1994, (LOC: Bank of America), 4.03%, due 5/2/07     VMIG1                1,200(6)(3)
  1,200   Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2004,
          (FGIC Insured),  4.02%, due 5/3/07                                      VMIG1     A-1+       1,200(6)s
  9,120   Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2006,
          (LOC: JP Morgan Chase),  3.90%, due 5/3/07                                        A-1+       9,120(6)
  5,685   El Paso Hsg. Fin. Corp. Multi-Family Hsg. Rev.
          (Viva Apts. Proj.), Ser. 1993,  (LOC: Bank of America),
          4.04%, due 5/2/07                                                                 A-1+       5,685(6)(3)
    100   Gulf Coast Waste Disp. Au. Env. Fac. Rev.
          (BP Amoco Chemical Co. Proj.),  Ser. 2003, 4.13%, due 5/1/07            VMIG1     A-1+         100(6)(3)
  1,000   Gulf Coast Waste Disp. Au. Rev., Ser. 2004 A,
          (LOC: JP Morgan Chase),  4.00%, due 5/3/07                                        A-1+       1,000(6)(3)
  1,000   Houston Arpt. Sys. Rev. (Floaters), Ser. 2006, (FGIC Insured),
          4.00%, due 5/3/07                                                       VMIG1                1,000(6)y
  2,745   Houston Ind. Sch. Dist. G.O., Ser. 2005, (LOC: Morgan Stanley),
          3.97%, due 5/3/07                                                                 A-1        2,745(6)
  1,465   San Antonio Arpt. Sys. Ref. Rev., Ser. 2006, (FSA Insured),
          5.00%, due 7/1/07                                                                            1,469
    700   San Antonio Arpt. Sys. Rev. Spec. Fac. (Cessna Aircraft),
          Ser. 1995,  (LOC: Bank of America), 4.05%, due 5/3/07                             A-1+         700(6)(3)
  1,500   Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev.
          Sr. Lien, Ser. 2006 A, 5.00%, due 12/15/07                                                   1,513
 14,250   Texas St. Dept. Hsg. & Comm. Affairs Multi-Family Hsg. Rev.
          (Lancaster Apts.), Ser. 2007, (LOC: Fannie Mae), 4.02%, due 5/3/07      VMIG1               14,250(6)(3)
  3,000   Texas St. TRANS, Ser. 2006, 4.50%, due 8/31/07                           MIG1    SP-1+       3,009
  5,785   Victory Street Pub. Fac. Corp. Multi-Family Rev., Ser. 2007,
          (LOC: Citigroup Global Markets), 4.05%, due 5/3/07                      VMIG1                5,785(6)
                                                                                                      88,441

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                        SECURITY @@                                 RATING ~~          VALUE ++
(000'S OMITTED)                                                                  MOODY'S    S&P    (000'S OMITTED)
UTAH (0.6%)
$ 2,055   Utah St. HFA Rev. (Merlots), Ser. 2001 A14,
          (LOC: Wachovia Bank & Trust Co.), 4.04%, due 5/2/07                     VMIG1              $ 2,055(6)
  2,475   Utah St. HFA Rev. (Merlots), Ser. 2001 A62,
          (LOC: Wachovia Bank & Trust Co.), 4.04%, due 5/2/07                     VMIG1                2,475(6)
                                                                                                       4,530
VERMONT (0.4%)
  3,300   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev.
          (Middlebury College Proj.),
          Ser. 2002 B, 3.58%, due 11/1/32 Putable 11/1/07                                              3,300

VIRGINIA (2.8%)
  2,700   Tazewell Co. Ind. Dev. Au. Rev. (Jennmar Corp. Inc.), Ser. 2007,
          (LOC: PNC Bank), 4.04%, due 5/3/07                                                           2,700(6)(3)
  7,985   Virginia St. Hsg. Dev. Au. (Merlots), Ser. 2006 C,
          (LOC: Bank of New York),  4.04%, due 5/2/07                                       A-1+       7,985(6)
  6,285   Virginia St. Hsg. Dev. Au. Commonwealth Mtge. (Merlots),
          Ser. 2006-B20,  (LOC: Wachovia Bank & Trust Co.), 4.04%, due 5/2/07               A-1+       6,285(6)
  5,700   Virginia St. Hsg. Dev. Au. Commonwealth Mtge. (Merlots),
          Ser. 2006-C07,  (LOC: Bank of New York), 4.04%, due 5/2/07                        A-1+       5,700(6)
                                                                                                      22,670
WASHINGTON (10.3%)
  4,622   King Co. Swr. Rev., Ser. 2005, (FSA Insured), 3.97%, due 5/3/07                              4,623(6)y
  4,200   Seattle Hsg. Au. Rev. (High Point Proj.), Ser. 2003,
          (LOC: Bank of America), 4.01%, due 5/3/07                               VMIG1                4,200(6)(3)
 15,195   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (Ballard Landmark Inn), Ser. 2006 A, (LOC: Fannie Mae),
          4.02%, due 5/3/07                                                       VMIG1               15,195(6)(3)
  6,365   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (Eagles Landing Apt. Proj.), Ser. 2006 A, (LOC: Fannie Mae),
          4.02%, due 5/3/07                                                       VMIG1                6,365(6)(3)
  3,000   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (Highland Park Apts. Proj.), Ser. 2005 A,
          (LOC: Bank of America), 4.19%, due 5/1/07                               VMIG1                3,000(6)(3)
  3,000   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (Lake City Sr. Apts. Proj.), Ser. 2006 A,
          (LOC: Freddie Mac),  4.01%, due 5/3/07                                            A-1+       3,000(6)(3)
 10,000   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (New Haven Apts. Proj.), Ser. 2005 A, (LOC: U.S. Bank),
          4.03%, due 5/3/07                                                       VMIG1               10,000(6)(3)
  6,125   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (Rolling Hills Apts. Proj.), Ser. 2004 A, (LOC: Fannie Mae),
          4.02%, due 5/3/07                                                       VMIG1                6,125(6)(3)
  5,734   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev.
          (Scenic Vista Apts. Proj.), Ser. 2005 A,
          (LOC: Bank of America),  4.03%, due 5/3/07                              VMIG1                5,734(6)(3)
  6,275   Washington St. Hsg. Fin. Commission Multi-Family Mtge. Rev.
          (Canyon Lakes II Proj.), Ser. 1994,
          (LOC: Wells Fargo & Co.),  4.03%, due 5/3/07                            VMIG1                6,275(6)(3)
  1,300   Washington St. Hsg. Fin. Commission Multi-Family Mtge. Rev.
          (Wandering Creek Proj.), Ser. 1995,
          (LOC: Freddie Mac), 4.03%, due 5/2/07                                   VMIG1                1,300(6)
  5,860   Washington St. Hsg. Fin. Commission Multi-Family Rev.
          (Bridgewood Four Seasons), Ser. 2002 A,
          (LOC: Fannie Mae),  4.02%, due 5/3/07                                             A-1+       5,860(6)(3)
  2,250   Washington St. Hsg. Fin. Commission Multi-Family Rev.
          (Fairwinds Redmond Proj.), Ser. 2005 A,
          (LOC: Bank of America),  4.03%, due 5/3/07                              VMIG1                2,250(6)(3)
  5,775   Washington St. Hsg. Fin. Commission Multi-Family Rev.
          (Rosemont Apts. Proj.), Ser. 2003 A,
          (LOC: Umpqua Bank),  4.05%, due 5/1/07                                            A-1        5,775(6)(3)e

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                        SECURITY @@                                 RATING ~~          VALUE ++
(000'S OMITTED)                                                                  MOODY'S    S&P     (000'S OMITTED)
$   700   Washington St. Hsg. Fin. Commission Non-Profit Rev.
          (Tacoma Art Museum Proj.), Ser. 2002,
          (LOC: Northern Trust Co.), 4.11%, due 5/1/07                            VMIG1              $    700(6)(3)
  2,580   Washington St. Hsg. Fin. Commission Rev. (Merlots),
          Ser. 2002 A29, (LOC: Government National Mortgage Association),
          4.04%, due 5/2/07                                                                             2,580(6)ii
                                                                                                       82,982
WISCONSIN (2.6%)
  1,210   Germantown Ind. Rev. (Great Lakes Packaging Corp.), Ser. 1996,
          (LOC: Marshall & Ilsley), 4.03%, due 5/3/07                                       A-1         1,210(6)(3)
  4,000   Greenfield Sch. Dist. BANS, Ser. 2007, 4.25%, due 11/30/07               MIG1                 4,007(4)
  2,800   Menomonee Falls Sch. Dist. BANS, Ser. 2007 A, 4.46%, due 12/1/07         MIG1                 2,813
  1,800   Nicolet High Sch. Dist. TRANS, Ser. 2006, 4.25%, due 10/30/07                                 1,805
  2,000   Whitehall IDR (Whitehall Specialties), Ser. 2007,
          (LOC: JP Morgan Chase),  4.00%, due 5/3/07                                                    2,000(6)(3)
  1,800   Wisconsin Sch. Dist. Cash Flow Management Prog. CTFS Partner,
          Ser. 2006 A-2, 4.50%, due 9/19/07                                        MIG1                 1,806
  2,925   Wisconsin Sch. Dist. Cash Flow Management Prog. CTFS Partner,
          Ser. 2006 B, 4.25%, due 11/1/07                                          MIG1                 2,936
  4,000   Wisconsin St. Hlth. & Ed. Fac. Au. Rev.
          (St. Joseph's Comm. Hosp. Proj.), Ser. 2005,
          (LOC: Marshall & Ilsley), 3.98%, due 5/3/07                                       A-1         4,000(6)(3)
                                                                                                       20,577
   TOTAL MUNICIPAL NOTES                                                                              790,889
ASSET-BACKED SECURITIES (1.2%)
  9,969   FHLMC Multi-Family Certs.,
          Ser. M010, Class A, 3.83%, due 5/15/07                                                        9,969(6)
   TOTAL INVESTMENTS (99.8%)                                                                          800,858
   Cash, receivables and other assets, less liabilities (0.2%)                                          1,387
   TOTAL NET ASSETS (100.0%)                                                                         $802,245

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers Municipal Securities Trust
(Unaudited)

PRINCIPAL AMOUNT                             SECURITY @@                                   RATING          VALUE ++
(000'S OMITTED)                                                                        MOODY'S   S&P   (000'S OMITTED)
ALABAMA (3.6%)
$1,000   Jefferson Co. Cap. Imp. & Ref. Warrants, Ser. 2003-A, (MBIA Insured),
         5.00%, due 4/1/18                                                               Aaa     AAA       $ 1,047

ALASKA (2.9%)
   795   Alaska St. Int'l. Arpts. Ref. Rev., Ser. 2006 A, (MBIA Insured),
         5.00%, due 10/1/17                                                              Aaa     AAA           852

CALIFORNIA (11.2%)
 1,000   California St. Econ. Rec. G.O., Ser. 2004 A, (MBIA Insured),
         5.25%, due 7/1/13                                                               Aaa     AAA         1,086
 1,000   California St. Pub. Works Board Lease Rev. Dept. of Mental Hlth.
         (Coalinga St. Hosp.), Ser. 2004 A, 5.50%, due 6/1/21                             A2      A          1,088
 1,000   Sacramento Muni. Util. Dist. Fin. Au. Rev. (Cosumnes Proj.), Ser. 2006,
         (MBIA Insured), 5.00%, due 7/1/20                                               Aaa     AAA         1,076
                                                                                                             3,250
COLORADO (3.7%)
 1,000   Larimer Co. Sales & Use Tax Rev., Ser. 2000, (AMBAC Insured),
         5.75%, due 12/15/15                                                             Aaa     AAA         1,067

GEORGIA (3.6%)
 1,000   George L. Smith II World Congress Center Au. Rev. (Domed Stadium
         Proj.),  Ser. 2000, (MBIA Insured), 5.75%, due 7/1/15                           Aaa     AAA         1,062

ILLINOIS (10.4%)
 1,000   Chicago O'Hare Int'l. Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005 B,
         (MBIA Insured), 5.25%, due 1/1/17                                               Aaa     AAA         1,102
 1,000   Lake Co. Sch. Dist. No. 109 Deerfield Ref. G.O., Ser. 1999 C,
         5.00%, due 12/15/14                                                             Aa2                 1,073
   800   Will & Kendall Cos. Plainfield Comm. Cons. Sch. Dist.
         Number 202 Sch. Bldg. G.O., Ser. 2001, (FSA Insured),
         5.38%, due 1/1/13, Pre-Refunded 1/1/12                                          Aaa     AAA           856
                                                                                                             3,031
INDIANA (3.5%)
 1,000   Indiana St. Office Bldg. Commission Fac. Ref. Rev., Ser. 1998 A,
         5.13%, due 7/1/14                                                               Aa2      AA         1,026

LOUISIANA (3.7%)
 1,000   Louisiana St. Citizens Prop. Insurance Corp. Assessment Rev., Ser. 2006 B,
         (AMBAC Insured), 5.00%, due 6/1/18                                              Aaa     AAA         1,072

MICHIGAN (2.8%)
   750   Detroit Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O., Ser. 1998 C,
         (FGIC Insured), 5.25%, due 5/1/13                                               Aaa     AAA           808

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                             SECURITY @@                                   RATING          VALUE ++
(000'S OMITTED)                                                                        MOODY'S   S&P   (000'S OMITTED)
MISSOURI (5.6%)
$  500   Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR
         (St. Revolving Fund Prog.-Master Trust), Ser. 2001 B, 5.50%, due 1/1/11         Aaa               $   531
 1,000   Springfield Sch. Dist. Number R-12, Ref. G.O., Ser. 2002 A,
         (FSA Insured), 5.50%, due 3/1/13                                                Aaa     AAA         1,093
                                                                                                             1,624
NEW JERSEY (11.5%)
 1,000   New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park Proj.),
         Ser. 2005 B, (MBIA Insured), 5.00%, due 3/1/17                                  Aaa     AAA         1,076
   575   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 1999 A,
         5.63%, due 6/15/13                                                               A1      AA-          629
   500   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2004 A,
         (FGIC Insured), 5.00%, due 6/15/22, Pre-Refunded 6/15/14                        Aaa     AAA           539
 1,000   New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006 A,
         5.25%, due 12/15/19                                                              A1      AA-        1,113
                                                                                                             3,357
NEW YORK (9.2%)
   800   Battery Park City Au. Sr. Rev., Ser. 2003 A, 5.25%, due 11/1/22                 Aaa     AAA           865
   250   New York City IDA Spec. Fac. Rev. (Term. One Group Assoc., L.P. Proj.),
         Ser. 2005, 5.50%, due 1/1/16                                                     A3     BBB+          274(3)
   500   New York St. Env. Fac. Corp. Solid Waste Disp. Rev.
         (Waste Management, Inc. Proj.), Ser. 2004 A, 4.45%, due 7/1/17                          BBB           502(3)
   500   New York St. Thruway Au. Local Hwy. & Bridge Svc. Contract Rev.,
         Ser. 1997, 5.25%, due 4/1/10                                                     A1     AA-           510
   500   New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994 A,
         (FSA Insured), 5.50%, due 1/1/14                                                Aaa     AAA           539
                                                                                                             2,690
SOUTH CAROLINA (4.9%)
   400   Berkeley Co. Exempt Fac. Ind. Rev. (Amoco Chemical Co. Proj.),
         Ser. 1998, 4.13%, due 5/1/07                                                   VMIG1    A-1+          400(6)(3)
 1,000   South Carolina St. Budget & Ctrl. Board St. Fac. Installment Purchase Rev.
         (Dept. of Pub. Safety Proj.), Ser. 2003, 4.50%, due 1/1/11                      Aa2      AA         1,028
                                                                                                             1,428
TENNESSEE (3.8%)
 1,000   Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006 A,
         5.25%, due 9/1/17                                                               Aa3      AA-        1,096

TEXAS (14.5%)
 1,000   Brazosport Independent Sch. Dist. Ref. G.O., Ser. 2005, (PSF Insured),
         5.00%, due 2/15/15                                                              Aaa                 1,067
 1,000   Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev.
         Cert. of Oblig. G.O., Ser. 2000, (FGIC Insured), 5.63%, due 8/15/15             Aaa     AAA         1,057
 1,045   San Antonio Passenger Fac. Charge & Sub. Lien Arpt. Sys. Imp. Rev.,
         Ser. 2005, (FSA Insured), 5.25%, due 7/1/12                                     Aaa     AAA         1,107
 1,000   Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev.,
         Ser. 2006 B, 4.15%, due 6/15/07                                                 Aa3     AA-         1,000(6)
                                                                                                             4,231

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                             SECURITY @@                                   RATING          VALUE ++
(000'S OMITTED)                                                                        MOODY'S   S&P   (000'S OMITTED)
WISCONSIN (3.7%)
$1,000   Wisconsin St. G.O., Ser. 2002 C, (MBIA Insured),
         5.25%, due 5/1/14, Pre-Refunded 5/1/12                                          Aaa     AAA       $ 1,070
   TOTAL INVESTMENTS (98.6%) (COST $28,394)                                                                 28,711##
   Cash, receivables and other assets, less liabilities (1.4%)                                                 406
   TOTAL NET ASSETS (100.0%)                                                                               $29,117

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers National Municipal Money Fund
(Unaudited)

PRINCIPAL AMOUNT                                SECURITY @@                                   RATING ~~          VALUE ++
(000'S OMITTED)                                                                             MOODY'S    S&P   (000'S OMITTED)
ARIZONA (0.4%)
$ 1,000   Tucson Ind. Dev. Au. Joint Single Family Mtge. Rev., Ser. 2006 B,
          (LOC: Government National Mortgage Association), 4.90%, due 8/3/07                  VMIG1          $ 1,002
CALIFORNIA (2.2%)
  4,980   California Infrastructure & Econ. Dev. Bank IDR (Kruger & Sons Inc. Proj.),
          Ser. 2002, (LOC: Bank of the West), 4.00%, due 5/3/07                               VMIG1            4,980(6)(3)
  1,335   California Statewide Comm. Dev. Corp. Rev. (RL Group LLC), Ser. 1998 C,
          (LOC: Mellon 1st Business Bank), 4.07%, due 5/2/07                                                   1,335(6)(3)w
                                                                                                               6,315
COLORADO (1.9%)
  1,000   Central Platte Valley Metro. Dist., Ser. 2006, (LOC: BNP Paribas),
          3.70%, due 12/1/07                                                                          A-1+     1,000(6)
  2,500   Denver City & Co. Arpt. Rev., Sub. Ser. 2005 C-2, (CIFG Insured),
          3.98%, due 5/2/07                                                                   VMIG1   A-1      2,500(6)y
  1,816   Rev. Bond Cert. Ser. Trust Var. St., (Sterling Park), Ser. 2006, (AIG Insured),
          4.17%, due 5/3/07                                                                                    1,816(6)
                                                                                                               5,316
FLORIDA (8.9%)
  6,700   Brevard Co. Hsg. Fin. Au. Single Family Family Mtge. Rev., Ser. 2005 MT-052,
          (LOC: Merrill Lynch Capital Markets), 4.01%, due 5/3/07                             VMIG1            6,700(6)
  4,250   Lee Co. HFA Single Family Mtge. Rev., Ser. 2006 D,
          (LOC: TransAmerica Bank), 3.90%, due 9/5/07                                         MIG1             4,250(5)
    960   Ocean Hwy. & Port Au. Rev., Ser. 1990, (LOC: Wachovia Bank & Trust Co.),
          4.00%, due 5/2/07                                                                   VMIG1   A-1+       960(6)
    690   Orange Co. HFA Multi-Family Rev., Ser. 2000 E, (LOC: Bank of America),
          4.08%, due 5/2/07                                                                   VMIG1              690(6)(3)
  8,090   Orange Co. HFA Multi-Family Rev. (Putters), Ser. 2005-1179,
          (LOC: JP Morgan Chase), 4.02%, due 5/3/07                                           VMIG1            8,090(6)
  4,400   St. John's Co. Ind. Dev. Au. IDR (Rulon Co. Proj.), Ser. 2004,
          (LOC: Coastal Bank of Georgia), 4.02%, due 5/3/07                                                    4,400(6)(3)
                                                                                                              25,090
GEORGIA (8.0%)
  4,000   Atlanta Arpt. Rev. (Merlots), Ser. 2000 CCC, (FGIC Insured),
          4.04%, due 5/2/07                                                                   VMIG1            4,000(1)(6)ii
  1,000   Atlanta Arpt. Rev. (Merlots), Ser. 2004 C14, (FSA Insured),
          4.04%, due 5/2/07                                                                   VMIG1            1,000(1)(6)ii
  1,800   Atlanta Urban Residential Fin. Au. Multi-Family Hsg. Rev.
          (Capitol Gateway Apts.), Ser. 2005, (LOC: Bank of America),
          4.05%, due 5/3/07                                                                           A-1+     1,800(6)(3)
  2,450   Carroll Co. Dev. Au. Rev. (Royal Metal Prod., Inc., Proj.), Ser. 2007,
          (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                                VMIG1            2,450(6)(3)
  2,000   Cartersville Dev. Au. IDR (Bliss & Laughlin), Ser. 1988,
          (LOC: Bank of America), 4.11%, due 5/3/07                                                            2,000(6)(3)
  7,900   Cobb Co. Hsg. Au. Multi-Family Hsg. Rev. (Woodchase Village Apts. Proj.),
          Ser. 2003, (LOC: Regions Bank), 4.05%, due 5/3/07                                   VMIG1            7,900(6)(3)
  1,015   Douglas Co. Dev. Au. IDR (Whirlwind Steel Bldg.), Ser. 1997,
          (LOC: JP Morgan Chase), 4.20%, due 5/3/07                                             Aaa            1,015(6)(3)
  2,520   Gordon Co. Dev. Au. IDR (Nance Carpet & Rug, Inc., Proj.),
          Ser. 2006, (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                                      2,520(6)(3)
                                                                                                              22,685

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                SECURITY @@                                   RATING ~~          VALUE ++
(000'S OMITTED)                                                                             MOODY'S    S&P   (000'S OMITTED)
ILLINOIS (11.8%)
$ 2,440   Aurora IDR (FIS Aurora Invest LLC Proj.), Ser. 2001 A,
          (LOC: National City Bank), 4.06%, due 5/3/07                                                       $ 2,440(6)(3)
  4,500   Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002,
          (LOC: Charter One Bank), 4.06%, due 5/3/07                                                           4,500(6)
  1,165   Chicago Multi-Family Hsg. Rev. (Churchview Supportive Living Fac.),
          Ser. 2003, (LOC: Harris Trust & Savings), 4.07%, due 5/3/07                         VMIG1            1,165(6)(3)
  2,011   Decatur Park Dist. G.O., Ser. 2007 B, 4.25%, due 12/15/07                                            2,017
  3,000   Du Page & Cook Co. Comm. Unit Sch. Dist. No. 205
          Tax Anticipation Warrants (Ed. Purp.), Ser. 2007, 4.33%, due 6/28/07                                 3,001'o'
  1,639   Dundee Township Park Dist. G.O., Ser. 2006, 4.35%, due 12/1/07                                       1,645
  1,500   Elmhurst IDR (Randall Mfg. Prod. Proj.), Ser. 2002,
          (LOC: LaSalle National Bank), 4.12%, due 5/3/07                                             A-1      1,500(6)(3)
    700   Illinois Dev. Fin. Au. IDR (Florence Corp. Proj.), Ser. 1997, (LOC: Bank One),
          4.20%, due 5/3/07                                                                                      700(6)(3)
    980   Illinois Dev. Fin. Au. IDR (JVM LLC Proj.), Ser. 2001,
          (LOC: Fifth Third Bank), 4.07%, due 5/3/07                                                             980(6)(3)
  4,570   Illinois Dev. Fin. Au. IDR (Trim Rite Food Corp. Proj.), Ser. 2000,
          (LOC: Fifth Third Bank), 4.05%, due 5/4/07                                                           4,570(6)(3)
    500   Illinois Dev. Fin. Au. Rev. (Providence St. Mel Sch. Proj.), Ser. 2002,
          (LOC: Bank One), 3.95%, due 5/2/07                                                  VMIG1              500(6)(3)
    500   Illinois Fin. Au. IDR (E Kinast Proj.), Ser. 2005 A, (LOC: JP Morgan Chase),
          4.20%, due 5/3/07                                                                                      500(6)(3)
  1,000   Illinois Fin. Au. IDR (Meyer Ind. LLC Proj.), Ser. 2006,
          (LOC: Fifth Third Bank), 4.07%, due 5/3/07                                                           1,000(6)(3)
  1,000   Illinois Fin. Au. IDR (Transparent Container Proj.), Ser. 2004,
          (LOC: Bank One), 4.00%, due 5/3/07                                                  VMIG1            1,000(6)(3)
    930   Illinois Std. Assist. Commission Std. Loan Rev., Ser. 1997 A,
          (LOC: Bank One), 3.97%, due 5/2/07                                                  VMIG1              930(6)
  4,200   Lake Co. Multi-Family Hsg. Rev. (Rosewood Apt. Proj.), Ser. 2004,
          (LOC: Freddie Mac), 4.02%, due 5/3/07                                                       A-1+     4,200(6)(3)
  2,710   Upper Illinois River Valley Dev. Au. IDR (Advanced Drainage Sys.), Ser. 2002,
          (LOC: National City Bank), 4.06%, due 5/3/07                                                         2,710(6)(3)
                                                                                                              33,358
INDIANA (11.4%)
  2,000   Bartholomew Cons. Sch. Corp. Ind. Tax Anticipation Warrants,
          Ser. 2007, 4.00%, due 12/31/07                                                                       2,005
  7,700   Columbus Econ. Dev. Rev. (Arbors at Waters Edge Apts.), Ser. 2004,
          (LOC: Federal Home Loan Bank), 4.02%, due 5/3/07                                    VMIG1            7,700(6)
  2,680   Concord Comm. Sch. Tax Anticipation Warrants, Ser. 2007,
          3.90%, due 12/31/07                                                                                  2,683
  2,000   Crawfordsville Econ. Dev. Ref. Rev., Ser. 1993,
          (LOC: Federal Home Loan Bank), 4.04%, due 5/3/07                                    VMIG1            2,000(6)
  3,600   Elkhart Co. Econ. Dev. Rev. (Carriage Inc., Proj.), Ser. 2006,
          (LOC: National City Bank), 4.06%, due 5/3/07                                                         3,600(6)
  1,400   Hamilton Southeastern Sch. Warrants, Ser. 2007, 3.80%, due 12/31/07                                  1,401
    500   Hammond Econ. Dev. Rev. (A.M. Castle & Co. Proj.), Ser. 1994,
          (LOC: Bank of America), 4.20%, due 5/3/07                                                              500(6)(3)
  2,000   Indiana St. Fin. Au. Wtr. Fac. Rev., Ser. 2006-111, (AMBAC Insured),
          4.00%, due 5/3/07                                                                   VMIG1   A-1+     2,000(6)c
  2,650   Johnson Co. Tax Anticipation Warrants, Ser. 2007, 4.35%, due 12/31/07                                2,660
  1,840   Kokomo Econ. Dev. Rev. (Village Comm. Partners IV Proj.), Ser. 1995,
          (LOC: Federal Home Loan Bank), 4.04%, due 5/3/07                                    VMIG1            1,840(6)(3)
  1,089   La Porte Co. Econ. Dev. Rev. (Pedcor Investments-Woodland), Ser. 1994,
          (LOC: Federal Home Loan Bank), 4.05%, due 5/3/07                                    VMIG1            1,089(6)
  1,094   Noblesville Econ. Dev. Rev. (Princeton Lakes Apts. Proj.), Ser. 2003 B,
          (LOC: Federal Home Loan Bank), 4.06%, due 5/3/07                                            A-1+     1,094(6)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                SECURITY @@                                   RATING ~~          VALUE ++
(000'S OMITTED)                                                                             MOODY'S    S&P   (000'S OMITTED)
$ 1,105   North Vernon Econ. Dev. Rev. (Oak Meadows Apt. Proj.), Ser. 1995,
          (LOC: Federal Home Loan Bank), 4.00%, due 5/2/07                                            A-1+   $ 1,105(6)
  2,150   Spencer Owen Comm. Schs. Tax Anticipation Warrants, Ser. 2007,
          3.90%, due 12/31/07                                                                                  2,152
    500   Tippecanoe Co. Econ. Dev. Ref. Rev. (Lafayette Venetian Blind), Ser. 2004,
          (LOC: PNC Bank), 4.04%, due 5/3/07                                                                     500(6)(3)
                                                                                                              32,329
IOWA (1.2%)
  1,800   Iowa Std. Loan Liquidity Corp. Std. Loan Rev., Ser. 1998 B,
          (AMBAC Insured), 4.02%, due 5/2/07                                                  VMIG1   A-1+     1,800(6)aa
  1,535   Sergeant Bluff IDR (Sioux City Brick & Tile Proj.), Ser.1996,
          (LOC: U.S. Bank), 4.00%, due 5/3/07                                                                  1,535(6)(3)
                                                                                                               3,335
KENTUCKY (5.6%)
    200   Bardstown Ind. Rev. (JAV Invt. LLC Proj.), Ser. 2001,
          (LOC: Bank One Michigan), 4.20%, due 5/3/07                                                            200(6)(3)
  3,150   Boone Co. Ind. Bldg. Rev. (Benda-Lutz Corp. Proj.), Ser. 2005,
          (LOC: Fifth Third Bank), 4.05%, due 5/4/07                                                           3,150(6)(3)
  2,875   Fort Mitchell Ind. Bldg. Rev. (Grandview/Hemmer Proj.), Ser. 1986,
          (LOC: PNC Bank), 3.90%, due 8/1/16 Putable 8/1/2007                                                  2,875(6)
  3,000   Fulton Co. Ind. Bldg. Rev. (Burke Parsons Bowlby Corp.), Ser. 2006,
          (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                                                 3,000(6)(3)
  2,000   Lexington-Fayette Urban Co. Arpt. Corp. Rev. Ref. (1st Mtg.),
          Ser. 1998 C, (MBIA Insured), 4.10%, due 5/1/07                                      VMIG1            2,000(6)p
  4,000   Minor Lane Heights Solid Waste Disp. Rev. (Waste Management LLC Proj.),
          Ser. 2003, (LOC: Wachovia Bank & Trust Co.), 4.00%, due 5/3/07                              A-1+     4,000(6)(3)
    630   Trimble Co. Econ. Dev. Rev. (Synthetic Materials Proj.), Ser. 2000,
          (LOC: Citizens Bank), 4.10%, due 5/3/07                                                                630(6)(3)
                                                                                                              15,855
MAINE (0.2%)
    500   Westbrook Rev. (Corriveau-Routhier, Inc., Proj.), Ser. 1986,
          (LOC: Fleet National Bank), 3.90%, due 12/15/07                                                        500(6)(3)
MARYLAND (0.6%)
  1,755   Howard Co. IDR (Preston CT Ltd. Partnership), Ser. 1986,
          (LOC: SunTrust Bank), 3.90%, due 5/1/07                                                     A-1+     1,755(6)
MASSACHUSETTS (0.2%)
    500   Montachusett Reg. Trans. Au. RANS, Ser. 2006, 4.50%, due 6/15/07                                       500
MICHIGAN (0.3%)
    790   Wayne Co. Arpt. Au. Rev. (Floaters), Ser. 2006-1327, (MBIA Insured),
          4.00%, due 5/3/07                                                                   VMIG1              790(6)y
MINNESOTA (2.9%)
  5,000   Dakota Co. Comm. Dev. Agcy. Multi-Family Hsg. Rev.
          (Brentwood Hills Apts. Proj.), Ser. 2003 A, (LOC: LaSalle National Bank),
          4.16%, due 5/1/07                                                                   VMIG1            5,000(6)(3)
    100   Mankato Rev. (Bethany Lutheran College), Ser. 2000 B,
          (LOC: Wells Fargo & Co.), 4.06%, due 5/1/07                                                 A-1+       100(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @@                                        RATING ~~            VALUE ++
(000'S OMITTED)                                                                       MOODY'S    S&P     (000'S OMITTED)
 $2,415   Plymouth Multi-Family Hsg. Ref. Rev. (At the Lake Apts. Proj.), Ser.
          2004, (LOC: Freddie Mac), 4.02%, due 5/3/07                                  VMIG1               $2,415 (6)(3)
    280   Roseville Private Sch. Fac. Rev. (Northwestern College Proj.),
          Ser. 2002, (LOC: Marshall & Ilsley), 4.11%, due 5/1/07                       VMIG1                  280 (6)(3)
    500   Rush City IDR (Plastech Corp. Proj.), Ser. 1999, (LOC: U.S. Bank), 4.17%,
          due 5/3/07                                                                                          500 (6)
                                                                                                            8,295
MISSOURI (1.9%)
  1,000   Clayton Ind. Dev. Au. Ind. Ref. Rev. (Bailey Court Proj.), Ser. 1989,
          (LOC: Commerce Bank N.A.), 4.08%, due 5/2/07                                           A-1        1,000 (6)
    300   Hannibal Ind. Dev. Au. Ind. Rev. (Buckhorn Rubber Prods. Proj.), Ser.
          1995, (LOC: JP Morgan Chase), 4.20%, due 5/3/07                                                     300 (6)(3)
    100   Jefferson Co. Ind. Dev. Au. Ind. Rev. (GHF Holdings LLC Proj.), Ser.
          1994, (LOC: LaSalle National Bank), 4.20%, due 5/3/07                                               100 (6)(3)
  3,000   Missouri St. Env. Imp. & Energy Res. Au. Env. Imp. Rev.
          (UtiliCorp United Inc. Proj.), Ser. 1993, (LOC: Citibank, N.A.),
          4.20%, due 5/2/07                                                            P-1       A-1+       3,000 (6)(3)
  1,015   Missouri St. Pub. Utils. Commission Rev. (Interim Construction Notes),
          Ser. 2006, 4.50%, due 9/15/07                                                MIG1                 1,018
                                                                                                            5,418
MONTANA (0.7%)
  2,000   Montana St. Board of Investments Rev. (Muni. Fin. Cons. Act-Intercap),
          Ser. 1994, 3.85%, due 3/1/09 Putable 3/1/08                                  VMIG1                2,000 (6)
NEBRASKA (0.0%)
    100   Norfolk IDR (SUPERVALU, Inc., Proj.), Ser. 1994,
          (LOC: Wachovia Bank & Trust Co.), 4.05%, due 5/2/07                                                 100 (6)(3)
NEW HAMPSHIRE (1.5%)
  1,200   Cheshire Co. G.O. TANS, Ser. 2007, 3.75%, due 12/27/07                                            1,200
  1,500   Merrimack Co. G.O. TANS, Ser. 2007, 4.25%, due 12/28/07                                           1,505
  1,660   New Hampshire St. Hsg. Fin. Au. Multi-Family Rev., Ser. 2006,
          (LOC: Merrill Lynch Capital Markets), 4.01%, due 5/3/07                      VMIG1                1,660 (6)
                                                                                                            4,365
NEW YORK (0.4%)
  1,200   Greater Southern Tier Board Coop. Ed. Svcs. Sole Supervisory Dist.
          RANS, Ser. 2006, 3.75%, due 6/29/07                                                               1,200
NORTH CAROLINA (4.5%)
  1,550   Iredell Co. Ind. Fac. & Poll. Ctrl. Fin. Au. Ind. Rev. (Riley
          Technologies Proj.), Ser. 2006, (LOC: Branch Banking & Trust Co.), 4.05%,
          due 5/3/07                                                                                        1,550 (6)(3)
  1,875   North Carolina HFA, Ser. 2002, (LOC: Citibank, N.A.), 4.01%, due 5/3/07      VMIG1                1,875 (6)
  9,195   North Carolina HFA (Merlots), Ser. 2006 B12,
          (LOC: Wachovia Bank & Trust Co.), 4.04%, due 5/2/07                          VMIG1                9,195 (6)
                                                                                                           12,620
NORTH DAKOTA (0.4%)
    265   Bismarck IDR Ref. (SUPERVALU, Inc., Proj.), Ser. 1995,
          (LOC: Wachovia Bank & Trust Co.), 4.05%, due 5/2/07                                                 265 (6)(3)
  1,000   North Dakota HFA Rev. (Fin. Prog. Home Mtge.), Ser. 2004 B, (LOC: KBC
          Bank N.V.), 4.03%, due 5/2/07                                                VMIG1                1,000(6)
                                                                                                            1,265

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @@                                        RATING ~~           VALUE ++
(000'S OMITTED)                                                                       MOODY'S    S&P     (000'S OMITTED)
OHIO (3.2%)
$ 1,000   American Muni. Pwr. BANS (Bryan Elec. Sys.), Ser. 2006, 3.90%, due
          8/17/07                                                                                           $1,000
  2,060   American Muni. Pwr. BANS (Shelby Proj.), Ser. 2006, 3.70%, due 11/15/07                            2,060
  1,775   Marion Co. IDR (Mid-Ohio Packaging Co. Proj.), Ser. 1995, (LOC:
          JP Morgan Chase), 4.11%, due 5/3/07                                                                1,775(6)
  1,910   Marysville Wtr. & Swr. G.O. BANS, Ser. 2007, 4.50%, due 1/24/08                                    1,922
    115   Trumbull Co. IDR (UTD Steel Svc. Inc. Proj.), Ser. 2000, (LOC: Bank One),
          4.35%, due 5/3/07                                                                                    115(6)(3)
  1,155   Warren Co. IDR (PAC Mfg. Proj.), Ser. 2000, (LOC: Bank of America),
          4.16%, due 5/1/07                                                                      A-1+        1,155(6)(3)
    974   Wood Co. IDR (Reclamation Technologies), Ser. 2006, (LOC: National City
          Bank), 4.06%, due 5/3/07                                                                             974(6)(3)
                                                                                                             9,001
OREGON (0.2%)
    705   Marion Co. Hsg. Au. Rev. (Residence at Marian), Ser. 1997, (LOC: U.S.
          Bank), 4.07%, due 5/3/07                                                               A-1+          705(6)(3)
PENNSYLVANIA (3.9%)
  4,000   Crawford Co. Ind. Dev. Au. Rev. (Acutec Precision), Ser. 2007, (LOC:
          National City Bank), 4.06%, due 5/3/07                                                             4,000(6)(3)
  3,200   Fayette Co. Ind. Dev. Au. IDR (Coastal Lumber Co. Proj.), Ser. 2006,
          (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                                               3,200(6)(3)
  2,805   Lackawanna Co. Ind. Dev. Au. Rev. (Material Technology Proj.), Ser. 2006,
          (LOC: Wachovia Bank & Trust Co.), 4.10%, due 5/3/07                                                2,805(6)(3)
  1,150   Pennsylvania Econ. Dev. Fin. Au. Econ. Dev. Rev., Ser. 2006 A2, (LOC:
          PNC Bank), 4.00%, due 5/3/07                                                            A-1        1,150(6)(3)
                                                                                                            11,155
RHODE ISLAND (2.3%)
  5,000   Rhode Island Hsg. & Mtge. Fin. Corp., Ser. 2006 P, (LOC: Merrill Lynch
          Capital Markets), 4.01%, due 5/3/07                                                    A-1+        5,000(6)
  1,380   Rhode Island St. Ind. Facs. Corp. IDR (Precision Turned Components
          Proj.), Ser. 2000, (LOC: Bank of America), 4.04%, due 5/2/07                           A-1+        1,380(6)(3)
                                                                                                             6,380
SOUTH CAROLINA (2.5%)
  2,775   Jasper Co. BANS, 4.25%, due 2/15/08                                                                2,784
    500   South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (Mancor Ind., Inc.,
          Proj.), Ser. 1999, (LOC: PNC Bank), 4.04%, due 5/3/07                                                500(6)(3)
    350   South Carolina Jobs Econ. Dev. Au. IDR (Florence RHF Hsg. Proj.), Ser.
          1987 A, (LOC: Wachovia Bank & Trust Co.), 4.19%, due 5/2/07                                          350(6)(3)
  3,420   Three Rivers Solid Waste Au. Solid Waste Disposal Fac. Ref. Rev. BANS,
          Ser. 2007, 3.72%, due 1/15/08                                                          SP-1+       3,420
                                                                                                             7,054
TENNESSEE (3.5%)
    270   Memphis G.O., Ser. 1995 A, (LOC: Westdeutsche Landesbank Girozentrale),
          4.15%, due 5/2/07                                                            VMIG1     A-1+          270(6)
    600   Memphis G.O., Ser. 1995 B, (LOC: Westdeutsche Landesbank Girozentrale),
          4.20%, due 5/2/07                                                            VMIG1     A-1+          600(6)
  2,110   Rutherford Co. IDB IDR (Tenn. Farmers Coop. Proj.), Ser. 1999, (LOC:
          AMSouth Bank), 4.07%, due 5/3/07                                                                   2,110(6)(3)
  3,200   Shelby Co. Hlth., Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev.
          (Lexington), Ser. 2005 A, (LOC: Fannie Mae), 4.07%, due 5/3/07               VMIG1                 3,200(6)
    440   Stewart Co. IDB Rev. (Synthetic Materials Proj.), Ser. 1999 A, (LOC:
          Citizens Bank), 4.10%, due 5/3/07                                                                    440(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @@                                        RATING ~~            VALUE ++
(000'S OMITTED)                                                                       MOODY'S    S&P     (000'S OMITTED)
$ 1,065   Stewart Co. IDB Rev. (Synthetic Materials Proj.), Ser. 1999 C, (LOC:
          Citizens Bank), 4.10%, due 5/3/07                                                                 $1,065(6)(3)
  2,200   Tennessee Energy Acquisition Corp. Gas Rev. (Merlots), Ser. 2006 C05,
          (LOC: Bank of New York), 4.00%, due 5/2/07                                   VMIG1                2,200(6)
                                                                                                            9,885
TEXAS (12.2%)
    200   ABN Amro Munitops Cert. Trust (Texas Non-AMT Trust Cert.), Ser. 2005-21,
          (PSF Insured), 3.99%, due 5/3/07                                             VMIG1                  200(1)(6)a
    615   Bell Co. Hlth. Fac. Dev. Corp. Rev. (Hlth. Fac. Baptist Care, Inc.),
          Ser. 1998, (LOC: Broadway National Bank), 4.15%, due 5/3/07                  VMIG1               615(6)(3)j
 13,450   Brazos River Harbor Navigation Dist. Brazoria Co. Rev. (BASF Corp.
          Proj.), Ser. 2001, 4.18%, due 5/2/07                                                   A-1+      13,450(6)(3)
  1,300   Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2004, (FGIC Insured),
          4.02%, due 5/3/07                                                            VMIG1     A-1+        1,300(6)s
  5,000   El Paso Hsg. Fin. Corp. Multi-Family Hsg. Rev. (Viva Apts. Proj.),
          Ser. 1993, (LOC: Bank of America), 4.04%, due 5/2/07                                   A-1+      5,000(6)(3)
    420   Harris Co. Ind. Dev. Corp. IDR (North American Galvanizing), Ser. 2000,
          (LOC: JP Morgan Chase), 4.00%, due 5/2/07                                                           420(6)(3)
  1,340   Harris Co. Ind. Dev. Corp. IDR (Precision Gen., Inc., Proj.), Ser. 1991,
          (LOC: Morgan Guaranty Trust), 4.00%, due 5/3/07                                        A-1+       1,340(6)(3)
  4,200   McAllen Ind. Dev. Au. Rev. (Ridge Sharyland), Ser. 2000, 5.94%,
          due 5/3/07                                                                                        4,234(6)
  8,000   Victory Street Pub. Fac. Corp. Multi-Family Rev., Ser. 2007, (LOC:
          Citigroup Global Markets), 4.05%, due 5/3/07                                 VMIG1                8,000(6)
                                                                                                           34,559
VIRGINIA (4.1%)
  1,250   Amherst Co. Econ. Dev. Au. IDR (Englands Stove Works Proj.), Ser. 2007,
          (LOC: Branch Banking & Trust Co.), 4.05%, due 5/3/07                                              1,250(6)(3)
  2,210   Southampton Co. IDA Rev. (Feridies Proj.), Ser. 2006, (LOC: Branch
          Banking & Trust Co.), 4.05%, due 5/3/07                                                           2,210(6)(3)
  3,000   Sussex Co. Ind. Dev. Au. IDR (McGill Env. Sys.), Ser. 2007, (LOC: Branch
           Banking & Trust Co.), 4.05%, due 5/3/07                                     VMIG1                3,000(6)
  3,000   Tazewell Co. Ind. Dev. Au. Rev. (Jennmar Corp. Inc.), Ser. 2007,
          (LOC: PNC Bank), 4.04%, due 5/3/07                                                                3,000(6)(3)
  1,865   Virginia St. Hsg. Dev. Au. Commonwealth Mtge. (Merlots), Ser. 2006-C07,
          (LOC: Bank of New York), 4.04%, due 5/2/07                                             A-1+       1,865(6)
    250   Wythe Co. Ind. Dev. Au. Rev. (Klockner-Pentaplast of America), Ser. 1989,
          (LOC: Deutsche Bank), 4.11%, due 5/3/07                                                             250(6)(3)
                                                                                                           11,575
WASHINGTON (1.7%)
    100   Seattle Hsg. Au. Rev. (High Point Proj.), Ser. 2003, (LOC: Bank of
          America), 4.01%, due 5/3/07                                                  VMIG1                  100(6)(3)
  4,630   Washington St. Hsg. Fin. Commission Multi-Family Hsg. Rev. (New Haven
          Apts. Proj.), Ser. 2005 A, (LOC: U.S. Bank), 4.03%, due 5/3/07               VMIG1                4,630(6)(3)
                                                                                                            4,730

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                     SECURITY @@                                        RATING ~~            VALUE ++
(000'S OMITTED)                                                                       MOODY'S    S&P     (000'S OMITTED)
WISCONSIN (2.2%)

 $2,000   Freedom NANS, Ser. 2006, 4.13%, due 10/1/07                                                      $2,002

  4,000   Whitehall IDR (Whitehall Specialties), Ser. 2007, (LOC: JP Morgan Chase),
          4.00%, due 5/3/07                                                                                4,000(6)(3)

    200   Wisconsin St. Hlth. & Ed. Fac. Au. Rev., Ser. 2002, (LOC: Marshall &
          Ilsley),  4.11%, due 5/1/07                                                             A-1         200(6)(3)
                                                                                                            6,202
    TOTAL INVESTMENTS (100.8%)                                                                            285,339
    Liabilities, less cash, receivables and other assets [(0.8%)]                                          (2,389)
    TOTAL NET ASSETS (100.0%)                                                                            $282,950

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers New York Municipal Money Fund
(Unaudited)

PRINCIPAL AMOUNT                         SECURITY @@                             RATING ~~         VALUE ++
(000's omitted)                                                                  Moody's    S&P    (000's omitted)
NEW YORK (98.8%)
$ 6,710   ABN Amro Munitops Cert. Trust, Ser. 2006,
          (LOC: ABN AMRO Bank NV),  3.97%, due 5/3/07                             VMIG1              $ 6,710(1)(6)
  6,000   ABN Amro Munitops Cert. Trust, Ser. 2006, (FSA Insured),
          4.02%, due 5/3/07                                                       VMIG1                6,000(1)(6)a
  2,430   ABN Amro Munitops Cert. Trust, Ser. 2006, (XLCA Insured),
          3.97%, due 5/3/07                                                       VMIG1                2,430(1)(6)a
  4,800   Albany IDA Civic Fac. Rev. (Albany Med. Ctr. Proj.), Ser. 2006 A,
          (LOC: Citizens Bank), 3.96%, due 5/3/07                                 VMIG1                4,800(6)(3)
  3,800   Albany IDA Civic Fac. Rev. (Research Foundation of the
          St. Univ. of New York Proj.), Ser. 2002 A, 4.07%, due 5/3/07            VMIG1                3,800(6)(3)
  3,320   Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.),
          Ser. 2001 A, (AMBAC Insured), 3.99%, due 5/3/07                         VMIG1     A-1        3,320(6)(3)(6)
  1,970   Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.),
          Ser. 2001 D, (AMBAC Insured), 3.99%, due 5/3/07                         VMIG1     A-1        1,970(6)(3)(6)
  1,650   Allegany Co. IDA Env. Fac. Ref. Rev. (Atlantic Richfield Proj.),
          Ser. 2002, (LOC: BP PLC ), 4.11%, due 5/1/07                            VMIG1     A-1+       1,650(6)(3)
  5,175   Amherst IDA Civic Fac. Rev. (Multi-Mode-Daemen College Proj.),
          Ser. 2006 B, (Radian Insured), 4.00%, due 5/3/07                                  A-1        5,175(6)(3)v
    975   Auburn Ind. Dev. Au. IDR (Goulds Pumps Inc. Proj.), Ser. 1989,
          (LOC: Deutsche Bank), 4.20%, due 5/2/07                                                        975(6)
  1,980   Battery Park City Au. Rev., Ser. 2003,
          (LOC: Merrill Lynch Capital Markets), 3.96%, due 5/3/07                                      1,980(6)
  1,000   Clarence Central Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 7/5/07                          1,001
  3,000   Clinton Co. IDA Civic Fac. Rev. (Champlain Valley Hosp. Proj.),
          Ser. 2006 A,  (LOC: Key Bank), 3.94%, due 5/3/07                        VMIG1                3,000(6)(3)
  3,000   Corning City Sch. Dist. G.O. BANS, Ser. 2006, 4.25%, due 6/29/07                             3,002
  4,181   Geneva G.O. BANS, Ser. 2007 B, 3.85%, due 5/22/08                                            4,183(4)
  2,405   Gloversville City Sch. Dist. G.O. BANS, Ser. 2006,
          3.74%, due 9/27/07                                                                           2,405
  6,000   Greater Southern Tier Board Coop. Ed. Svcs.  Sole Supervisory Dist.
          RANS, Ser. 2006, 3.75%, due 6/29/07                                                          6,001
  5,200   Haverstraw Stony Point Central Sch. Dist. G.O. (Merlots),
          Ser. 2007 D,  (FSA Insured), 3.99%, due 5/2/07                          VMIG1                5,200(6)ii
  8,850   Hempstead Town IDA Multi-Family Rev., Ser. 2007,
          (LOC: Bank of America), 3.97%, due 5/3/07                               VMIG1                8,850(6)(5)
  1,095   Herkimer Co. IDA Civic Fac. Rev. (Templeton Foundation Proj.),
          Ser. 2000, (LOC: Key Bank), 4.01%, due 5/3/07                                                1,095(6)(3)
  1,900   Hilton Central Sch. Dist. G.O. RANS, Ser. 2006, 4.13%, due 6/19/07                           1,901
  2,305   Jamestown Comm. College Reg. Board Trustees RANS,
          Ser. 2006, 3.75%, due 8/31/07                                                                2,305
  1,100   Jamestown City Sch. Dist. G.O. BANS, Ser. 2006, 4.50%, due 5/23/07                           1,100
  3,100   Liberty Dev. Corp. Rev., Ser. 2006, (LOC: Citibank, N.A.),
          3.97%, due 5/3/07                                                       VMIG1                3,100(6)
  2,000   Long Island Pwr. Au. Elec. Sys. Rev. (Floaters), Ser. 2007,
          (MBIA Insured), 3.96%, due 5/3/07                                                 A-1        2,000(6)y
  7,000   Metro. Trans. Au. Dedicated Tax Fund, Ser. 2006 A, (MBIA Insured),
          3.98%, due 5/3/07                                                                 A-1+       7,000(6)k
  4,400   Muni. Sec. Trust Cert., Ser. 2007 A, (FHA Insured),
          3.92%, due 5/3/07                                                                 A-1        4,400(1)(6)h
  3,400   Muni. Sec. Trust Cert., Ser. 2007 A,
          (LOC: Branch Banking & Trust Co.),  3.95%, due 5/3/07                   VMIG1                3,400(1)(6)
  2,350   Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.),
          Ser. 2005, (LOC: Sovereign Bank), 3.94%, due 5/3/07                     VMIG1                2,350(6)(3)m
  5,824   New York City G.O. (Floaters), Ser. 2006, (LOC: Morgan Stanley),
          3.99%, due 5/3/07                                                                 A-1        5,824(6)
    421   New York City G.O. (Floaters), Ser. 2006, (LOC: Morgan Stanley),
          3.99%, due 5/3/07                                                                 A-1          421(6)
  1,000   New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev.
          (Target V. Apts.), Ser. 2006 A,
          (LOC: Citibank, N.A.), 3.96%, due 5/2/07                                          A-1+       1,000(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                         SECURITY @@                             RATING ~~         VALUE ++
(000's omitted)                                                                  Moody's    S&P    (000's omitted)
$ 7,775   New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev.
          (Progress of Peoples Dev.), Ser. 2005 A,
          (LOC: Fannie Mae), 3.95%, due 5/2/07                                              A-1+     $ 7,775(6)
  3,500   New York City IDA Civic Fac. Rev. (Ethical Culture Sch. Proj.),
          Ser. 2005 A,  (XLCA Insured), 3.95%, due 5/3/07                         VMIG1     A-1+       3,500(6)(3) p
  6,920   New York City IDA Spec. Fac. Rev. (Korean Air Lines Co.),
          Ser. 1997 A,  (LOC: HSBC Bank N.A.), 3.97%, due 5/2/07                  VMIG1     A-1+       6,920(6)(3)
  2,000   New York City Muni. Wtr. Fin. Au. Rev., Ser. 2001,
          (LOC: Merrill Lynch Capital Markets), 3.97%, due 5/3/07                           A-1+       2,000(6)
  5,255   New York St. Dorm. Au. Rev., Ser. 2005,
          (CIFG Insured), 3.96%, due 5/3/07                                                 A-1+       5,255(6)x
  6,300   New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2006,
          (FHA Insured), 3.96%, due 5/3/07                                                  A-1+       6,300(6)x
  1,985   New York St. Dorm. Au. Rev. Secondary Issues (Putters),
          Ser. 2005,  (FSA Insured), 3.96%, due 5/3/07                                                 1,985(6)s
  1,990   New York St. Dorm. Au. Rev. (Merlots), Ser. 2003,
          (FGIC Insured), 3.99%, due 5/2/07                                       VMIG1                1,990(6)ii
  5,925   New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2006,
          (AMBAC Insured), 3.94%, due 5/3/07                                                           5,925(6)p
  4,800   New York St. Dorm. Au. Rev. Secondary Issues (Floaters),
          Ser. 2005,  (AMBAC Insured), 3.96%, due 5/3/07                                               4,800(6)y
  5,010   New York St. Dorm. Au. Rev. Secondary Issues (Floaters),
           Ser. 2006,  (LOC: Morgan Stanley), 3.96%, due 5/3/07                             A-1        5,010(6)
  1,100   New York St. Energy Research & Dev. Au. Elec. Fac. Rev.
          (Long Island Lighting Co.), Ser. 1997 A,
          (LOC: Royal Bank of Scotland),  3.93%, due 5/2/07                       VMIG1                1,100(6)(3)
  3,600   New York St. Energy Research & Dev. Au. Fac. Rev.
          (Cons. Edison Co.), Ser. 2004 C, (LOC: Citibank, N.A.), 3.95%,
          due 5/2/07                                                              VMIG1     A-1+       3,600(6)(3)
  7,000   New York St. HFA (Capitol Green Apts.), Ser. 2006 A,
          (LOC: Fannie Mae), 3.99%, due 5/2/07                                    VMIG1                7,000(6)
  1,200   New York St. HFA Rev. (Biltmore Tower Hsg.),
          Ser. 2002 A,  (LOC: Fannie Mae), 3.93%, due 5/2/07                      VMIG1                1,200(6)(3)
  2,000   New York St. HFA Rev. (Clinton Green South Hsg.),
          Ser. 2006 A,  (LOC: Bank of America), 3.93%, due 5/2/07                 VMIG1                2,000(6)(3)
  4,500   New York St. HFA Rev. (Tribeca), Ser. 1997 A,
          (LOC: Fannie Mae),  3.92%, due 5/2/07                                   VMIG1                4,500(6)
  3,090   New York St. HFA Rev. Multi-Family Hsg., Ser. 1988 A,
          (AMBAC Insured),  3.99%, due 5/2/07                                     VMIG1     A-1+       3,090(6)ii
  1,000   New York St. Mtge. Agcy. Rev. (AMT Homeowner Mtge.),
          Ser. 2005,  (LOC: Dexia Credit Locale de France), 3.96%, due 5/2/07     VMIG1                1,000(6)
  2,375   New York St. Mtge. Agcy. Rev. (Putters), Ser. 2005,
          (LOC: JP Morgan Chase), 4.02%, due 5/3/07                               VMIG1                2,375(6)
  2,010   New York St. Thruway Au. Gen. Rev. (Floaters), Ser. 2006,
          (FSA Insured),  3.96%, due 5/3/07                                                 A-1        2,010(6)y
  3,415   New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005,
          (FSA Insured),  3.96%, due 5/3/07                                       VMIG1                3,415(6)s
  2,000   New York St. Thruway Au. Hwy. & Bridge Trust Fund Rev.,
          Ser. 2005,  (AMBAC Insured), 3.94%, due 5/3/07                                               2,000(6)ee
  1,400   New York St. Urban Dev. Corp. Correctional & Youth Fac. Svcs.
          Contract Rev. (Putters), Ser. 2002, (LOC: JP Morgan Chase),
          4.07%, due 5/3/07                                                                 A-1+       1,400(6)
  1,540   Oneida Co. IDA Civic Fac. Rev. (Mohawk Valley St. Luke's),
          Ser. 2006 E,  (LOC: Bank of America), 3.95%, due 5/3/07                 VMIG1                1,540(6)(3)
  3,825   Onondaga Co. IDA Civic Fac. Rev. (Comm. College Hsg. Dev.),
          Ser. 2005 A,  (LOC: Citizens Bank), 3.96%, due 5/3/07                             A-1+       3,825(6)
  2,365   Orange Co. IDA Civic Fac. Rev. (St. Luke's Cornwall Hosp. Proj.),
          Ser. 2006,  (LOC: Key Bank), 3.99%, due 5/3/07                          VMIG1                2,365(6)(3)
  4,000   Port Au. New York & New Jersey (Merlots), Ser. 2007 C01,
          (FSA Insured),  4.04%, due 5/2/07                                                 A-1+       4,000(6)d
  1,005   Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.),
          Ser. 2006 A,  (LOC: HSBC Bank N.A.), 3.94%, due 5/3/07                  VMIG1                1,005(6)(3)
  1,200   Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.),
          Ser. 2006 B,  (LOC: HSBC Bank N.A.), 3.94%, due 5/3/07                  VMIG1                1,200(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                         SECURITY @@                             RATING ~~         VALUE ++
(000's omitted)                                                                  Moody's    S&P    (000's omitted)
$ 2,295   Riverhead IDA Civic Fac. Rev. (Central Suffolk Hosp. Proj.),
          Ser. 2006 C,  (LOC: HSBC Bank N.A.), 3.94%, due 5/3/07                  VMIG1             $  2,295(6)(3)
  1,100   Saugerties Central Sch. Dist. G.O. BANS,
          Ser. 2006, 4.25%, due 8/15/07                                                                1,102
    810   Schenectady IDA IDR (Fortitech Holding Corp. Proj.), Ser. 1995 A,
          (LOC: Bank of America), 4.07%, due 5/3/07                               VMIG1                  810(6)(3)
  6,550   Tonawanda Town G.O. BANS, Ser. 2006, 3.70%, due 9/10/07                                      6,552
  1,980   Triborough Bridge & Tunnel Au. Rev. (Putters), Ser. 2002,
          (MBIA Insured),  3.96%, due 5/3/07                                                A-1+       1,980(6)s
  4,100   Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A,
          (LOC: Citizens Bank), 3.95%, due 5/3/07                                 VMIG1                4,100(6)(3)
  4,805   Warren & Washington Cos. IDA Civic Fac. Rev.
          (Glen at Hiland Meadows Proj.), Ser. 2000,
          (LOC: Sovereign Bank),  3.97%, due 5/2/07                                         A-1        4,805(6)(3)bb
  3,000   Wayne-Finger Lakes Board Coop Ed. Svcs. Sole Supervisory RANS,
          Ser. 2006, 4.25%, due 6/28/07                                                                3,002
                                                                                                     233,079
PUERTO RICO (2.3%)
  5,000   Puerto Rico Commonwealth Aqueduct & Swr. Au. Rev., Ser. 2006,
          (LOC: Citigroup Global Markets), 3.98%, due 5/3/07                      VMIG1                5,000(6)
    400   Puerto Rico Commonwealth Hwy. & Tran. Au. Grant Anticipation Rev.,
          Ser. 2004, (MBIA Insured), 3.95%, due 5/3/07                                      A-1+         400(6)l
                                                                                                       5,400
   TOTAL INVESTMENTS (101.1%)                                                                        238,479
   Liabilities, less cash, receivables and other assets [(1.1%)]                                      (2,634)
   TOTAL NET ASSETS (100.0%)                                                                        $235,845

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers Short Duration Bond Fund
(Unaudited)

PRINCIPAL AMOUNT                         SECURITY @@                             RATING            VALUE +
(000's omitted)                                                                  Moody's    S&P    (000's omitted)
U.S. GOVERNMENT AGENCY SECURITIES (0.6%)
$   725   Fannie Mae, Notes, 4.13%, due 5/15/10 (COST $711)                        AGY      AGY      $   711
MORTGAGE-BACKED SECURITIES (67.8%)
ADJUSTABLE ALT-A JUMBO BALANCE (2.2%)
  2,452   JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1,
          5.95%, due 5/25/36                                                                AAA        2,488(5)
ADJUSTABLE ALT-A MIXED BALANCE (11.9%)
  3,873   Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1,
          6.48%, due 7/25/36                                                       Aaa      AAA        3,959(5)
  2,528   First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7,
          Class A1,  6.58%, due 1/25/37                                            Aaa                 2,592
  4,379   Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2,
          6.58%, due 4/25/36                                                       Aaa      AAA        4,500
  2,441   Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31,
          5.61%, due 9/25/35                                                       Aaa      AAA        2,458
                                                                                                      13,509
ADJUSTABLE ALT-B MIXED BALANCE (1.7%)
  1,899   Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/08              Aaa      AAA        1,885(6)
ADJUSTABLE CONFORMING BALANCE (4.3%)
  2,490   Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1,  .
          5.38%, due 1/25/36                                                       Aaa      AAA        2,497
  2,410   Indymac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1,
          5.54%, due 11/25/35                                                      Aaa      AAA        2,422
                                                                                                       4,919
ADJUSTABLE JUMBO BALANCE (6.5%)
  1,017   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
          5.36%, due 9/20/35                                                       Aaa      AAA        1,017
  2,435   Banc of America Funding Corp., Ser. 2006-H, Class 2A3,
          6.71%, due 9/20/46                                                                AAA        2,476
  3,725   Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A,
          6.41%, due 6/19/36                                                       Aaa      AAA        3,804(5)
                                                                                                       7,297
ADJUSTABLE MIXED BALANCE (16.0%)
  2,441   Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
          5.68%, due 11/20/35                                                               AAA        2,471
  1,432   Countrywide Home Loans, Ser. 2006-HYB3, Class 1A1A,
          5.49%, due 5/20/36                                                       Aaa      AAA        1,448
  2,524   Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4,
           Class 2A1, 4.67%, due 5/25/34                                           Aaa      AAA        2,516(5)
  2,543   First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1,
            5.44%, due 11/25/35                                                             AAA        2,542
  2,473   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1,
           5.61%, due 4/19/36                                                      Aaa      AAA        2,485
  2,302   Harborview Mortgage Loan Trust, Floating Rate, Ser. 2004-4,
          Class 3A,  2.97%, due 5/19/07                                            Aaa      AAA        2,298(6)
  2,170   Master Adjustable Rate Mortgages Trust, Ser. 2005-6, Class 3A2,
           5.07%, due 7/25/35                                                      Aaa      AAA        2,159
  2,250   WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7,
          4.15%, due 8/25/34                                                       Aaa      AAA        2,203
                                                                                                      18,122

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                             RATING           VALUE +
(000's omitted)                                                                          Moody's    S&P   (000's omitted)
COMMERCIAL MORTGAGE BACKED (16.0%)
$1,074   Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class A1,
         4.36%, due 11/10/42                                                                        AAA     $  1,069
 2,630   Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1,
         4.94%, due 12/15/40                                                               Aaa      AAA        2,614
 1,775   GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2,
         4.85%, due 7/10/45                                                                         AAA        1,761
   792   GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1,
         4.97%, due 11/10/45                                                                        AAA          789
 2,265   JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2,
         Class A1, 4.28%, due 5/15/41                                                      Aaa                 2,229
 3,013   JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5,
         Class A1, 5.03%, due 12/15/44                                                     Aaa      AAA        2,999
 3,474   JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7,
         Class A1, 5.83%, due 4/15/45                                                      Aaa      AAA        3,518
 3,147   LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1,
         5.48%, due 3/15/39                                                                Aaa      AAA        3,164
                                                                                                              18,143

MORTGAGE-BACKED NON-AGENCY (4.7%)
 1,390   Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35               Aaa      AAA        1,525(1)
 2,916   GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35           Aaa      AAA        3,107(1)
   587   GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35           Aaa      AAA          626(1)
                                                                                                               5,258

FANNIE MAE (1.4%)
 1,448   Whole Loan, Ser. 2004-W8, Class PT, 10.11%, due 6/25/44                           AGY      AGY        1,619(5)

FREDDIE MAC (3.0%)
    17   ARM Certificates, 6.50%, due 2/1/08                                               AGY      AGY           17(6)
 1,849   Pass-Through Certificates, 8.00%, due 11/1/26                                     AGY      AGY        1,964
 1,271   Pass-Through Certificates, 8.50%, due 10/1/30                                     AGY      AGY        1,366
                                                                                                               3,347

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
    45   Pass-Through Certificates, 7.00%, due 4/15/11                                     AGY      AGY           47(5)
     4   Pass-Through Certificates, 7.50%, due 10/15/09 - 8/15/10                          AGY      AGY            4
    25   Pass-Through Certificates, 12.00%, due 12/15/12 - 5/15/14                         AGY      AGY           29

                                                                                                                  80

   TOTAL MORTGAGE-BACKED SECURITIES (COST $76,457)                                                            76,667

CORPORATE DEBT SECURITIES (28.6%)

AUTOMOBILE MANUFACTURERS (1.1%)
 1,300   DaimlerChrysler N.A. Holdings Corp., Guaranteed Unsecured Notes,
         4.05%, due 6/4/08                                                                 Baa1     BBB        1,282
BANKS (2.5%)
 1,200   Bank of America Corp., Senior Unsecured Notes, 3.88%, due 1/15/08                 Aa1      AA         1,187(5)
 1,700   Wells Fargo & Co., Unsecured Notes, 3.13%, due 4/1/09                             Aa1      AA+        1,642

                                                                                                               2,829

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                             RATING           VALUE +
(000's omitted)                                                                          Moody's    S&P   (000's omitted)
COMPUTERS (1.7%)
$1,950   Hewlett-Packard Co., Senior Unsecured Notes, 5.50%, due 7/1/07                    A2       A       $  1,950(5)
DIVERSIFIED FINANCIAL SERVICES (13.0%)
 1,800   Bear Stearns Co., Inc., Senior Unsecured Notes, 4.00%, due 1/31/08                A1       A+         1,784
 2,125   General Electric Capital Corp., Medium-Term Notes, Ser. A,
         5.00%, due 6/15/07                                                                Aaa      AAA        2,124(5)
 2,200   HSBC Finance Corp., Notes, 4.13%, due 12/15/08                                    Aa3      AA-        2,163(5)
 2,200   International Lease Finance Corp., Unsubordinated Unsecured Notes,
         3.50%, due 4/1/09                                                                 A1       AA-        2,136(5)
 1,700   John Deere Capital Corp., Unsecured Notes, 3.90%, due 1/15/08                     A2       A          1,683
   500   JP Morgan Chase & Co., Unsecured Subordinated Notes,
         7.25%, due 6/1/07                                                                 Aa3      A+           501(5)
   825   JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08                            Aa2      AA-          811
 1,250   MBNA Corp., Notes, 4.63%, due 9/15/08                                             Aa1      AA         1,240
 2,300   Merrill Lynch & Co., Medium-Term Notes, Ser. C, 4.25%, due 9/14/07                Aa3      AA-        2,289(5)

                                                                                                              14,731

HEALTHCARE - PRODUCTS (1.1%)
 1,200    Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07                             Baa3     BBB+       1,204

MEDIA (5.3%)
 1,250   British Sky Broadcasting, Guaranteed Senior Unsecured Notes,
         8.20%, due 7/15/09                                                                Baa2     BBB        1,326
 1,675   Comcast Cable Communications, Unsecured Notes, 8.38%, due 5/1/07                  Baa2    BBB+        1,675
 1,210   News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08                Baa2     BBB        1,243
 1,650   Time Warner Entertainment LP, Notes, 7.25%, due 9/1/08                            Baa2    BBB+        1,690

                                                                                                               5,934

OIL & GAS (0.6%)
   715   Enterprise Products Operating LP, Guaranteed Notes, 4.00%, due 10/15/07           Baa3    BBB-          711

RETAIL (1.7%)
 1,950   Target Corp., Notes, 3.38%, due 3/1/08                                            A1       A+         1,918(5)

TELECOMMUNICATIONS (1.6%)
 1,800   Verizon Global Funding Corp., Senior Unsecured Notes, 4.00%, due 1/15/08          A3       A          1,784

   TOTAL CORPORATE DEBT SECURITIES (COST $32,505)                                                             32,343

ASSET-BACKED SECURITIES (3.1%)

 1,003   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26           Aaa      AAA          991
    42   Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
         2.94%, due 6/15/10                                                                Aaa      AAA           42
   830   John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%, due 6/15/09                 Aaa      AAA          825
 2,017   Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO, 20.00%,
         Interest Only Security, due 8/25/35                                               Aaa      AAA          164
 4,153   Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%,
         Interest Only Security, due 10/25/35                                              Aaa      AAA          435
 4,055   Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO, 4.50%,
         Interest Only Security, due 1/25/36                                               Aaa      AAA           95
 3,277   Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%,
         Interest Only Security, due 4/25/36                                               Aaa      AAA          235(1)
   686   Saxon Asset Securities Trust, Ser. 2004-2, Class AF2, 4.15%, due 8/25/35          Aaa      AAA          682

   TOTAL ASSET-BACKED SECURITIES (COST $3,596)                                                                 3,469


See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                                              VALUE +
(000's omitted)                                                                                           (000's omitted)
REPURCHASE AGREEMENTS (2.1%)
$2,410   Repurchase Agreement with Fixed Income Clearing Corp.,
         4.89%, due 5/1/07, dated 4/30/07, Maturity Value $2,410,327,
         Collateralized by $2,405,000 Federal Home Loan Bank, 5.25%,
         due 6/10/11 (Collateral Value $2,483,163) (COST $2,410)                                            $  2,410#
   TOTAL INVESTMENTS (102.2%) (COST $115,679)                                                                115,600##
   Liabilities, less cash, receivables and other assets [(2.2%)]                                              (2,527)
   TOTAL NET ASSETS (100.0%)                                                                                $113,073

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers Strategic Income Fund
(Unaudited)

NUMBER OF SHARES                                                                                                    MARKET VALUE +
                                                                                                                    (000'S OMITTED)
COMMON STOCKS (20.3%)
APARTMENTS (2.9%)
   800   Apartment Investment & Management                                                                              $   44
 2,000   Archstone-Smith Trust                                                                                             104
   700   Avalonbay Communities                                                                                              86
 1,200   Camden Property Trust                                                                                              84
 2,400   Equity Residential                                                                                                111
   200   Essex Property Trust                                                                                               26
 1,000   Home Properties                                                                                                    56
 1,500   UDR, Inc.                                                                                                          45
                                                                                                                           556
BASIC MATERIALS (0.2%)
 2,200   Gold Fields ADR                                                                                                    40
COAL (0.4%)
 3,400   Fording Canadian Coal Trust                                                                                        82
COMMERCIAL SERVICES (0.2%)
 1,000   Macquarie Infrastructure                                                                                           43
COMMUNITY CENTERS (0.8%)
   800   Acadia Realty Trust                                                                                                22
 1,300   Developers Diversified Realty                                                                                      85
   600   Regency Centers                                                                                                    49
                                                                                                                           156
DIVERSIFIED (0.5%)
   800   Vornado Realty Trust                                                                                               95
FINANCE (1.0%)
 1,000   Bank of America                                                                                                    51
 1,000   Crystal River Capital                                                                                              26
 2,000   Tortoise Energy Capital                                                                                            63
 1,400   Tortoise Energy Infrastructure                                                                                     57
                                                                                                                           197
FINANCIAL SERVICES (0.5%)
 3,500   Aeroplan Income Fund                                                                                               61
 2,400   PennantPark Investment Corp.                                                                                       36*
                                                                                                                            97
FOOD & BEVERAGE (0.3%)
 1,000   Anheuser-Busch                                                                                                     49!
HEALTH CARE (0.5%)
 1,000   Nationwide Health Properties                                                                                       32
 1,000   Novartis AG ADR                                                                                                    58!
   400   Ventas, Inc.                                                                                                       17
                                                                                                                           107
INDUSTRIAL (0.8%)
 1,500   General Electric                                                                                                   55!
 1,600   ProLogis                                                                                                          104
                                                                                                                           159
INSURANCE (0.5%)
   700   American International Group                                                                                       49!
 2,000   Arthur J. Gallagher                                                                                                56
                                                                                                                           105


See Notes to Schedule of Investments

NUMBER OF SHARES                                                                                                    MARKET VALUE +
                                                                                                                    (000'S OMITTED)
LODGING (0.4%)
 2,201   Host Hotels & Resorts                                                                                          $   57
 1,100   Sunstone Hotel Investors                                                                                           31
                                                                                                                            88
OFFICE (2.5%)
   700   Alexandria Real Estate Equities                                                                                    74
   800   Boston Properties                                                                                                  94
 1,700   Brookfield Asset Management Class A                                                                                99
 2,200   Brookfield Properties                                                                                              90
   900   SL Green Realty                                                                                                   127
                                                                                                                           484
OFFICE - INDUSTRIAL (0.7%)
   800   Digital Realty Trust                                                                                               32
 2,200   Duke Realty                                                                                                        95
                                                                                                                           127
OIL & GAS (1.3%)
 1,120   Enbridge Energy Management                                                                                         65*
   600   Enerplus Resources Fund                                                                                            26
   800   ENI ADR                                                                                                            53
 2,000   Hugoton Royalty Trust                                                                                              53
 1,700   Sasol Limited ADR                                                                                                  58
                                                                                                                           255
OIL SERVICES (1.0%)
 2,500   Canadian Oil Sands Trust                                                                                           68
 5,000   Cathedral Energy Services Income Trust                                                                             50
 1,600   CCS Income Trust                                                                                                   52
   400   Schlumberger Ltd.                                                                                                  30
                                                                                                                           200
PHARMACEUTICAL (0.5%)
   800   Johnson & Johnson                                                                                                  51
   800   Wyeth                                                                                                              45!
                                                                                                                            96
REAL ESTATE (0.5%)
 1,500   AMB Property                                                                                                       91
REGIONAL MALLS (2.3%)
 1,400   General Growth Properties                                                                                          89
 2,300   Kimco Realty                                                                                                      111
   600   Macerich Co.                                                                                                       57
 1,200   Simon Property Group                                                                                              138
   800   Taubman Centers                                                                                                    45
                                                                                                                           440
SELF STORAGE (0.2%)
   400   Public Storage                                                                                                     37
SOFTWARE (0.3%)
 2,000   Microsoft Corp.                                                                                                    60
TECHNOLOGY (0.6%)
 1,500   First Data                                                                                                         49!
 1,500   Microchip Technology                                                                                               60
                                                                                                                           109
UTILITIES (1.4%)
 1,500   California Water Service Group                                                                                     58
 1,000   National Fuel Gas                                                                                                  47
   750   National Grid ADR                                                                                                  59
 1,100   New Jersey Resources                                                                                               59


See Notes to Schedule of Investments

NUMBER OF SHARES                                                                                                    MARKET VALUE +
                                                                                                                    (000'S OMITTED)
 1,500   PNM Resources                                                                                                  $   49
                                                                                                                           272
   TOTAL COMMON STOCKS (COST $3,363)                                                                                     3,945
CONVERTIBLE PREFERRED STOCKS (0.8%)
   500   Chesapeake Energy, Ser. D                                                                                          51
 1,000   New York Community Capital Trust V                                                                                 48
 1,200   Sovereign Capital Trust IV                                                                                         60
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $153)                                                                          159

PRINCIPAL AMOUNT
(000'S OMITTED)
CONVERTIBLE BONDS (2.4%)
$   50   American Tower Corp., Notes, 5.00%, due 2/15/10, Moody's Rating Ba2, S&P Rating BB-                                50
    75   Edwards Lifesciences Corp., Debentures, 3.88%, due 5/15/33                                                         78^
    50   Invitrogen Corp., Senior Unsecured Notes, 3.25%, due 6/15/25                                                       49^
    50   Ivax Corp., Senior Subordinated Notes, 4.50%, due 5/15/08                                                          50^
    60   Level 3 Communications, Inc., Subordinated Notes, 6.00%, due 3/15/10, Moody's Rating Caa3,
         S&P Rating CCC                                                                                                     57
    50   Prudential Financial, Inc., Senior Unsecured Floating Rate Notes, 2.60%, due 5/15/07, Moody's Rating A3,
         S&P Rating A+                                                                                                      53(6)
    60   St. Jude Medical, Inc., Debentures, 2.80%, due 12/15/35                                                            60^
    75   US Bancorp, Floating Rate Debentures, 3.68%, due 5/21/07, Moody's Rating Aa2, S&P Rating AA                        75(6)
   TOTAL CONVERTIBLE BONDS (COST $461)                                                                                     472


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                                       72

PRINCIPAL AMOUNT                                                                                RATING           VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P   (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND
CREDIT OF THE U.S. GOVERNMENT (4.6%)
$   90   U.S. Treasury Bill, 4.60%, due 6/7/07                                                TSY     TSY      $   89
   450   U.S. Treasury Notes, 4.38%, due 8/15/12                                              TSY     TSY         448(5)
   160   U.S. Treasury Notes, 4.13%, due 5/15/15                                              TSY     TSY         155
    50   U.S. Treasury Notes, 4.88%, due 8/15/16                                              TSY     TSY          51
   125   U.S. Treasury Notes, 6.75%, due 8/15/26                                              TSY     TSY         154(5)
   TOTAL U.S. TREASURY SECURITIES-BACKED BY THE
   FULL FAITH AND CREDIT OF THE
   U.S. GOVERNMENT (COST $892)                                                                                    897
U.S. GOVERNMENT AGENCY SECURITIES (8.7%)
    65   Fannie Mae, Notes, 5.25%, due 1/29/09                                                AGY     AGY          65
   120   Fannie Mae, Notes, 5.38%, due 7/15/16                                                AGY     AGY         124
   300   Federal Home Loan Bank, Bonds, 2.75%, due 3/14/08                                    AGY     AGY         294(5)
 1,200   Freddie Mac, Discount Notes, due 5/11/07                                             AGY     AGY       1,198(5)
   TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $1,685)                                                        1,681
MORTGAGE-BACKED SECURITIES (10.5%)
FANNIE MAE (8.6%)
    42   Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18                               AGY     AGY          41
   166   Pass-Through Certificates, 5.00%, due 11/1/17 - 8/1/33                               AGY     AGY         165
   323   Pass-Through Certificates, 5.50%, due 9/1/16 - 4/1/37                                AGY     AGY         321
    98   Pass-Through Certificates, 6.00%, due 3/1/18 - 9/1/33                                AGY     AGY          99
    75   Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32                               AGY     AGY          79
    25   Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29                                AGY     AGY          26
     4   Pass-Through Certificates, 7.50%, due 12/1/32                                        AGY     AGY           4
   965   Pass-Through Certificates, TBA, 30 Year Maturity, 5.00%, due 12/31/99                AGY     AGY         932(4)
                                                                                                                1,667
FREDDIE MAC (1.8%)
    19   Pass-Through Certificates, 4.50%, due 8/1/18                                         AGY     AGY          18
    64   Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33                                AGY     AGY          62
   124   Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33                                AGY     AGY         123
    91   Pass-Through Certificates, 6.00%, due 4/1/17 - 12/1/33                               AGY     AGY          93
    45   Pass-Through Certificates, 6.50%, due 3/1/16 - 1/1/32                                AGY     AGY          46
     6   Pass-Through Certificates, 7.00%, due 6/1/32                                         AGY     AGY           6
                                                                                                                  348
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
     8   Pass-Through Certificates, 6.50%, due 7/15/32                                        AGY     AGY           9
     7   Pass-Through Certificates, 7.00%, due 8/15/32                                        AGY     AGY           7
                                                                                                                   16
   TOTAL MORTGAGE-BACKED SECURITIES (COST $2,049)                                                               2,031
CORPORATE DEBT SECURITIES (34.8%)
AEROSPACE (0.3%)
    55   L-3 Communications Corp., Guaranteed Senior Unsecured
         Subordinated Notes, 7.63%, due 6/15/12                                               Ba3     BB+          57
AIRLINES (0.2%)
    28   Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21             Ba1     BB+          32
APPAREL/TEXTILES (0.1%)
    20   Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15                   B2      B           22
AUTO LOANS (1.2%)
    35   Ford Motor Credit Co., Unsecured Notes, 7.38%, due 10/28/09                           B1      B           35
   135   Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11                                       B1      B          134(5)
    60   General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11                           Ba1     BB+          60
                                                                                                                  229


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

PRINCIPAL AMOUNT                                                                                RATING           VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P   (000'S OMITTED)
AUTO PARTS & EQUIPMENT (0.1%)
$   15   Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15                          B2       B-      $   16
    10   Goodyear Tire & Rubber Co., Senior Notes, 8.63%, due 12/1/11                         B2       B-          11(1)
                                                                                                                   27
AUTOMOTIVE (0.3%)
    30   General Motors Corp., Senior Unsecured Debentures, 8.25%, due 7/15/23               Caa1      B-          27
    45   General Motors Corp., Senior Unsubordinated Notes, 8.38%, due 7/15/33               Caa1      B-          41(2)
                                                                                                                   68
 BANKS(1.3%)
    40   Bank of America Corp., Unsecured Subordinated Notes, 6.80%, due 3/15/28              Aa2     AA-          44
    20   Bank One Corp., Unsecured Subordinated Notes, 7.88%, due 8/1/10                      Aa3      A+          22
    85   Wachovia Corp., Senior Medium-Term Notes, Ser. G, 5.70%, due 8/1/13                  Aa3     AA-          87
   100   Wells Fargo Co., Unsecured Subordinated Notes, 6.25%, due 4/15/08                    Aa2      AA         101
                                                                                                                  254
BEVERAGES (0.9%)
    45   Coca-Cola Enterprises, Inc., Unsecured Debentures, 6.95%, due 11/15/26                A2      A           50
    20   Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16                      Ba3     BB-          21
   100   Diageo Capital PLC, Notes, 3.50%, due 11/19/07                                        A3      A-          99(5)
                                                                                                                  170
CHEMICALS (0.6%)
    10   Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16                                   Ba1     BB+         10
    30   Hexion US Finance Corp., Senior Notes, 9.75%, due 11/15/14                            B3      B-          32(1)
    10   Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16                           B1      B+          11
    30   MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17                       Caa1    CCC+         31(1)
    30   PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                                        B3      B-          32
                                                                                                                  116
CONSUMER - PRODUCTS (0.2%)
    20   Amscan Holdings, Inc., Senior Subordinated Notes, 8.75%, due 5/1/14                  Caa1    CCC+         20
    20   Yankee Acquisition Corp., Senior Subordinated Notes, 9.75%, due 2/15/17              Caa1    CCC+         21(1)(2)
                                                                                                                   41
DIVERSIFIED FINANCIAL SERVICES (3.2%)
    75   Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08                                Aa1      AA          76
    75   Bear Stearns Co., Senior Notes, 5.35%, due 2/1/12                                     A1      A+          75
    85   Citigroup, Inc., Senior Notes, 4.13%, due 2/22/10                                    Aa1      AA          83
    45   General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A,
         6.00%, due 6/15/12                                                                   Aaa     AAA          47
   115   Goldman Sachs Group, Inc., Unsecured Notes, 4.13%, due 1/15/08                       Aa3      AA-        114(5)
   100   HSBC Finance Corp., Senior Unsecured Notes, 4.63%, due 1/15/08                       Aa3      AA-        100
   125   JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08                               Aa2      AA-        123(5)
     5   Merrill Lynch & Co., Medium-Term Notes, Ser. C, 5.00%, due 1/15/15                    Aa3     AA-          5
                                                                                                                  623
ELECTRIC (0.5%)
   100   Dominion Resources, Inc., Notes, 4.13%, due 2/15/08                                 Baa2      BBB          99


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                                       74

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
PRINCIPAL AMOUNT                                                                                RATING           VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P   (000'S OMITTED)
ELECTRIC - GENERATION (1.0%)
$   30   Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B,
         7.67%, due 11/8/16                                                                   Ba3     B        $   32
    45   Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34                             Ba2     B+           50
    35   Mirant Americas Generation, Inc., Senior Unsecured Notes,
         8.30%, due 5/1/11                                                                    Caa1    B-           37
    25   NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16                                B1      B-           26
    40   NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17                               B1      B-           41
                                                                                                                  186
ELECTRONICS (0.9%)
    50   Flextronics Int'l., Ltd., Senior Subordinated Notes, 6.50%, due 5/15/13              Ba2     BB-          49
    55   Freescale Semiconductor, Inc., Senior Notes, 9.13%, due 12/15/14                     B1      B            55(1)
    75   NXP BV Funding LLC, Secured Notes, 7.88%, due 10/15/14                               Ba2     BB+          78(1)
                                                                                                                  182
ENERGY-EXPLORATION & PRODUCTION (1.1%)
    65   Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13                        Ba2     BB           68
    10   Chesapeake Energy Corp., Guaranteed Notes, 6.38%, due 6/15/15                        Ba2     BB           10
     5   Energy Partners Ltd., Senior Notes, 9.75%, due 4/15/14                               Caa1    B-            5(1)
    30   Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14               B1      B+           31
   100   Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16                                 Ba3     BB          102(1)(5)
                                                                                                                  216
ENVIRONMENTAL (0.2%)
    15   Allied Waste North America, Inc., Guaranteed Notes, 6.88%, due 6/1/17                B1      BB           15
    30   Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%, due 2/15/11          B1      BB           30
                                                                                                                   45
FOOD & DRUG RETAILERS (0.2%)
    45   Jean Coutu Group PJC, Inc., Guaranteed Notes, 8.50%, due 8/1/14                      Caa2    B-           49
FOOD - WHOLESALE (0.2%)
    35   Dean Foods Co., Guaranteed Notes, 7.00%, due 6/1/16                                  B1      B+           35
FORESTRY/PAPER (0.2%)
    30   Bowater, Inc., Debentures, 9.00%, due 8/1/09                                         B3      B+           31
GAMING (1.1%)
    20   Chukchansi Economic Development Authority, Senior Notes,
         8.00%, due 11/15/13                                                                  B2      BB-          21(1)
    55   Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11                        Caa1    CCC+         53
    25   MGM Grand, Inc., Guaranteed Senior Notes, 6.00%, due 10/1/09                         Ba2     BB           25
    15   Mohegan Tribal Gaming, Guaranteed Subordinated Notes, 6.38%,
         due 7/15/09                                                                          Ba2     B            15
    10   Park Place Entertainment, Senior Subordinated Notes, 7.88%, due 3/15/10              Ba1     B+           10
    35   Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14                          B3      B            39(1)
    25   San Pasqual Casino, Notes, 8.00%, due 9/15/13                                        B2      B+           26(1)
    35   Station Casinos, Inc., Senior Unsecured Subordinated Notes,
         6.88%, due 3/1/16                                                                    Ba3     B            33
                                                                                                                  222


See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING           VALUE +
(000'S OMITTED)                                                                 MOODY'S    S&P   (000'S OMITTED)
GAS DISTRIBUTION (1.4%)
$20   AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%, due 5/20/15          B1                $ 20
 35   El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32                          Baa3     BB          44
 25   Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12         B2      B-          26
 30   Kinder Morgan, Inc., Senior Notes, 6.50%, due 9/1/12                        Baa2     BB-         31
 25   Kinder Morgan, Inc., Guaranteed Notes, 5.70%, due 1/5/16                    Baa2     BB-         24
 65   Regency Energy Partners, Senior Unsecured Notes, 8.38%, due 12/15/13         B2       B          67(1)
 25   Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13                  B3      B-          26(1)
 30   Transcontinental Gas Pipe Line Corp., Senior Unsecured Notes,
      6.40%, due 4/15/16                                                          Ba1      BB+         31
                                                                                                      269
GOVERNMENT (0.4%)
 75   Province of Ontario, Senior Unsubordinated Unsecured Notes,
      5.50%, due 10/1/08                                                          Aa1      AA          75

HEALTH SERVICES (2.3%)
 45   CDRV Investors, Inc., Senior Unsecured Notes, Step-Up,
      0.00%/9.63%, due 1/1/15                                                     Caa1    CCC+         39**
 50   HCA, Inc., Senior Unsecured Notes, 6.50%, due 2/15/16                       Caa1     B-          44(2)
 70   HCA, Inc., Secured Notes, 9.63%, due 11/15/16                                B2      BB-         76(1)
 60   HCA, Inc., Secured Notes, 9.25%, due 11/15/16                                B2      BB-         65(1)
 10   Omnicare, Inc., Senior Subordinated Notes, 6.13%, due 6/1/13                 Ba3     BB+         10
 35   Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14              B1      BB-         36
 60   Service Corp. Int'l, Senior Notes, 6.75%, due 4/1/15                         B1      BB-         61(1)
 15   Spheris, Inc., Senior Subordinated Notes, 11.00%, due 12/15/12              Caa1     CCC         15
 30   United Surgical Partners, Int'l, Inc., Senior Subordinated Notes,
      9.25%, due 5/1/17                                                           Caa1    CCC+         31(1)
 10   US Oncology, Inc., Senior Unsecured Floating Rate Notes,
      9.80%, due 9/17/07                                                           B3      B-          10(1)(6)
 20   US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12                      B1      B-          21
 30   Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10                     Ba2      BB+         31
                                                                                                      439
HOTELS (0.2%)
 45   Host Hotels & Resorts L.P., Secured Notes, 6.88%, due 11/1/14                        BB          46

INSURANCE (0.4%)
 70   American Int'l. Group, Inc., Medium-Term Notes, Ser. G,
      5.60%, due 10/18/16                                                         Aa2      AA          71

INVESTMENTS & MISC. FINANCIAL SERVICES (0.2%)
 45   Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13                      B3      B-          48

LEISURE (0.1%)
 20   AMF Bowling Worldwide, Inc., Guaranteed Notes, 10.00%, due 3/1/10            B3     CCC+         21

MEDIA (0.7%)
 25   AOL Time Warner, Inc., Guaranteed Unsecured Debentures,
      7.70%, due 5/1/32                                                           Baa2    BBB+         28
 80   AOL Time Warner, Inc., Guaranteed Unsecured Notes, 6.88%, due 5/1/12        Baa2    BBB+         85
 15   News America, Inc., Guaranteed Notes, 6.20%, due 12/15/34                   Baa2     BBB         15
                                                                                                      128

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
PRINCIPAL AMOUNT                                                                    RATING           VALUE +
(000'S OMITTED)                                                                 MOODY'S    S&P   (000'S OMITTED)
MEDIA - BROADCAST (1.2%)
$45   CMP Susquehanna Corp., Senior Subordinated Notes, 9.88%, due 5/15/14         B3      CCC       $ 46(1)
 20   Entercom Radio/Capital, Guaranteed Senior Unsecured Notes,
      7.63%, due 3/1/14                                                            B1      B           20
 50   LIN Television Corp., Senior Subordinated Notes, 6.50%, due 5/15/13          B1      B-          49
 40   Paxson Communications, Secured Floating Rate Notes, 11.61%, due 7/16/07     Caa2    CCC-         42(1)(6)
 40   Umbrella Acquisition, Inc., Senior Notes, 9.75%, due 3/15/15                 B3     CCC+         40(1)(2)
 20   Young Broadcasting, Inc., Guaranteed Notes, 10.00%, due 3/1/11              Caa1    CCC-         20
 25   Young Broadcasting, Inc., Senior Subordinated Notes, 8.75%, due 1/15/14     Caa1    CCC-         25
                                                                                                      242
MEDIA - CABLE (1.3%)
 70   CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15                      Caa2     CCC         74
 10   CCH I Holdings LLC, Guaranteed Notes, 10.00%, due 5/15/14                   Caa3     CCC          9(2)
 40   Charter Communications Operating LLC, Senior Notes, 8.38%, due 4/30/14       B3       B          42(1)
 15   DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13                      Ba3      BB-         16
 20   EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16                     Ba3      BB-         21
 30   EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13                    Ba3      BB-         31
 50   EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11                    Ba3      BB-         51
                                                                                                      244
MEDIA - SERVICES (0.5%)
 25   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13                      Ba3       B          25
 35   WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14         B2       B          34
 55   WMG Holdings Corp., Guaranteed Notes, Step-Up,
      0.00%/9.50%, due 12/15/14                                                    B2       B          42**
                                                                                                      101
METALS/MINING EXCLUDING STEEL (1.2%)
 20   Aleris Int'l., Inc., Senior Notes, 9.00%, due 12/15/14                       B3      B-          21(1)
 20   Aleris Int'l., Inc., Senior Subordinated Notes, 10.00%, due 12/15/16        Caa1     B-          21(1)
 35   Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13              B1      BB-         35
  5   Freeport-McMoRan Copper & Gold, Senior Unsecured Notes,
      8.25%, due 4/1/15                                                           Ba3      BB           5
 40   Freeport-McMoRan Copper & Gold, Senior Unsecured Notes,
      8.38%, due 4/1/17                                                           Ba3      BB          44
 90   Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13                     B2      B+          87
 25   Peabody Energy Corp., Guaranteed Notes, Ser. B, 6.88%, due 3/15/13          Ba1      BB          25
                                                                                                      238
MINING (0.3%)
 55   Alcoa, Inc., Bonds, 5.90%, due 2/1/27                                        A2     BBB+         55

MULTI-NATIONAL (0.2%)
 35   Int'l. Bank for Reconstruction & Development, Notes, 3.63%, due 5/21/13     Aaa      AAA         33

NON-FOOD & DRUG RETAILERS (0.5%)
  5   Blockbuster, Inc., Senior Subordinated Notes, 9.00%, due 9/1/12             Caa2    CCC+          5
 15   Bon-Ton Department Stores, Inc., Guaranteed Notes, 10.25%, due 3/15/14       B3      B-          16(2)
 45   GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12                    Ba3      B+          48
 30   Michaels Stores, Inc., Subordinated Notes, Step-Up,
      0.00%/13.00%, due 11/1/16                                                   Caa1     CCC         20(1)**
                                                                                                       89

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                                       77

PRINCIPAL AMOUNT                                                                    RATING           VALUE +
(000'S OMITTED)                                                                 MOODY'S    S&P   (000'S OMITTED)
OIL & GAS (0.6%)
$ 50  Canadian Natural Resources Ltd., Unsecured Notes, 5.70%, due 5/15/17        Baa2     BBB       $ 50
  55  ConocoPhillips Corp., Unsecured Notes, 8.75%, due 5/25/10                    A1      A-          61
                                                                                                      111
PACKAGING (0.9%)
 110  Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                           Ba1      BB         112
  20  Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15                    B1       B          21
  15  Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14           Caa1    CCC+         16(2)
  20  Owens-Brockway Glass Container, Inc., Guaranteed Notes,
      8.75%, due 11/15/12                                                         Ba2      BB-         21
                                                                                                      170
PHARMACEUTICALS (0.4%)
  75  Wyeth, Unsecured Notes, 5.50%, due 2/15/16                                   A3       A          76

PRINTING & PUBLISHING (1.5%)
  20  Dex Media West LLC, Guaranteed Notes, Ser. B, 9.88%, due 8/15/13             B2       B          22
  15  Dex Media West LLC, Senior Unsecured Notes, Ser. B, 8.50%, due 8/15/10       B1       B          16
  25  Dex Media, Inc., Senior Disc. Notes, Step-Up, 0.00%/9.00%, due 11/15/13      B3       B          24**
  65  Idearc, Inc., Senior Notes, 8.00%, due 11/15/16                              B2      B+          68(1)
  50  Primedia, Inc., Guaranteed Senior Unsecured Notes, 8.88%, due 5/15/11        B2       B          51
  10  Primedia, Inc., Senior Floating Rate Notes, 10.74%, due 5/15/07              B2       B          10(6)
  65  R.H. Donnelley Corp., Senior Notes, Ser A-3, 8.88%, due 1/15/16              B3       B          70
  35  Reader's Digest Association, Inc., Senior Subordinated Notes,
      9.00%, due 2/15/17                                                          Caa1    CCC+         34(1)
                                                                                                      295
RAILROADS (0.4%)
  10  Kansas City Southern Mexico, Senior Notes, 7.63%, due 12/1/13                B3      B-          10(1)
  55  TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12                              B3      B-          59
                                                                                                       69
REAL ESTATE DEV. & MGT. (0.2%)
  45  American Real Estate Partners, L.P., Senior Notes, 8.13%, due 6/1/12        Ba3      BB+         46

REITS (0.3%)
  65  Simon Property Group L.P., Unsubordinated Notes, 5.75%, due 12/1/15          A3      A-          66

RESTAURANTS (0.1%)
  10  NPC Int'l., Inc., Guaranteed Notes, 9.50%, due 5/1/14                       Caa1     B-          11
  10  OSI Restaurant Partners, Inc., Senior Notes, 9.63%, due 5/15/15             Caa1     B-          10(1)(4)
                                                                                                       21
RETAIL (0.3%)
  55  Target Corp., Senior Unsecured Notes, 7.50%, due 8/15/10                     A1      A+          59

SOFTWARE/SERVICES (0.1%)
  10  SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13            Caa1     B-          11

STEEL PRODUCERS/PRODUCTS (0.2%)
  35  Tube City IMS Corp., Senior Subordinated Notes, 9.75%, due 2/1/15            B3      B-          37(1)

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                                       78

PRINCIPAL AMOUNT                                                                  RATING                VALUE +
(000's omitted)                                                                  Moody's    S&P    (000's omitted)
SUPPORT - SERVICES (1.4%)
$40     Aramark Corp., Senior Notes, 8.50%, due 2/1/15                              B3       B-         $ 42(1)
 20     KAR Holdings, Inc., Senior Subordinated Notes, 10.00%, due 5/1/15          Caa1     CCC           21(1)
 55     Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15         B2       B-           55(1)
 40     Language Line, Inc., Guaranteed Notes, 11.13%, due 6/15/12                  B3      CCC+          43
 60     Monitronics Int'l., Inc., Guaranteed Notes, 11.75%, due 9/1/10              B3       B-           63
 35     Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15                     B3      CCC+          37
 20     United Rentals N.A., Inc., Guaranteed Notes, 6.50%, due 2/15/12             B1       B+           20
                                                                                                         281
TELECOM - FIXED LINE (0.1%)
 15     Level 3 Financing, Inc., Senior Notes, 9.25%, due 11/1/14                   B3      CCC+          15(1)
TELECOM - INTEGRATED/SERVICES (1.9%)
 35     Citizens Utilities Co., Bonds, 6.63%, due 3/15/15                           Ba2     BB+           35(1)
 10     Citizens Utilities Co., Bonds, 7.13%, due 3/15/19                           Ba2     BB+           10(1)
 30     Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15               Ba3      B+           32
 35     Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes,
        8.63%, due 1/15/15                                                          B2       B+           37
 75     Nordic Telephone Co. Holdings, Secured Notes, 8.88%, due 5/1/16             B2       B            81(1)
 35     Qwest Corp., Notes, 8.88%, due 3/15/12                                     Ba1      BB+           39
 20     Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14                    Ba1      BB+           21
 55     Qwest Corp., Senior Notes, 7.88%, due 9/1/11                               Ba1      BB+           58
 20     Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13                      Ba3      BB-           22(2)
 40     Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16                      Ba3      BB-           44
                                                                                                         379
TELECOMMUNICATIONS (0.9%)
 45     AT&T Wireless Services, Inc., Senior Unsecured Notes,
        8.75%, due 3/1/31                                                          Baa1      A            59(5)
 40     Sprint Nextel Corp., Unsecured Notes, 6.00%, due 12/1/16                   Baa3     BBB           39
 80     Verizon Global Funding Corp., Senior Notes, 5.85%, due 9/15/35              A3       A            77
                                                                                                         175
THEATERS & ENTERTAINMENT (0.3%)
 30     AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12      Ba3       B-           32
 15     AMC Entertainment, Inc., Guaranteed Notes, 11.00%, due 2/1/16               B3      CCC+          17
                                                                                                          49
TRANSPORTATION (0.2%)
 20     Norfolk Southern Corp., Senior Notes, 7.80%, due 5/15/27                   Baa1     BBB+          24
 25     Norfolk Southern Corp., Senior Unsecured Notes, 6.00%, due 4/30/08         Baa1     BBB+          25
                                                                                                          49
TRANSPORTATION EXCLUDING AIR/RAIL (0.3%)
 50     Stena AB, Senior Unsecured Notes, 7.00%, due 12/1/16                       Ba3      BB-           49
   TOTAL CORPORATE DEBT SECURITIES (COST $6,628)                                                       6,761

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                         RATING              VALUE +
(000's omitted)                                                                         Moody's   S&P   (000's omitted)
FOREIGN GOVERNMENT SECURITIES^^ (19.5%)
EUR    129   Belgium Kingdom, Bonds, 3.00%, due 3/28/10                                   Aa1     AA+       $  171(5)
EUR    115   Bundesrepublik Deutschland, 4.00%, due 7/4/16                                Aaa     AAA          155
EUR    115   Bundesrepublik Deutschland, 4.00%, due 1/4/37                                Aaa     AAA          149
CAD     51   Canadian Government, Bonds, 7.25%, due 6/1/07                                Aaa     AAA           46(5)
CAD     95   Canadian Government, Bonds, 4.00%, due 6/1/16                                Aaa     AAA           84
JPY 14,000   Development Bank of Japan, Bonds, 1.05%, due 6/20/23                         Aaa     AA-          101(5)
EUR    253   France Government, Bonds, 4.00%, due 10/25/13                                Aaa     AAA          342(5)
JPY 27,000   Inter-American Development Bank, Bonds, 1.90%, due 7/8/09                    Aaa     AAA          231(5)
JPY 14,000   Japan Finance Corp. for Municipal Enterprise, Bonds, 1.35%, due 11/26/13     Aaa     AA-          117(5)
JPY 16,000   KFW, Guaranteed Bonds, 2.05%, due 2/16/26                                    Aaa     AAA          135
DKK    243   Kingdom of Denmark, Bonds, 5.00%, due 11/15/13                               Aaa     AAA           47
JPY 17,000   Quebec Province, Bonds, 1.60%, due 5/9/13                                             A+          144(5)
AUD     29   Queensland Treasury Corp., Bonds, 6.00%, due 6/14/11                         Aaa     AAA           24
JPY 23,000   Republic of Austria, Bonds, 3.75%, due 2/3/09                                Aaa     AAA          202(5)
EUR    175   Republic of Germany, Bonds, 5.50%, due 1/4/31                                Aaa     AAA          279
JPY 19,000   Republic of Italy, Bonds, 1.80%, due 2/23/10                                 Aa2      A+          162(5)
EUR    450   Spain Government, Bonds, 5.00%, due 7/30/12                                  Aaa     AAA          638(5)
GBP     43   UK Government, Bonds, 4.00%, due 9/7/16                                      Aaa     AAA           79(5)
GBP     90   UK Treasury, Bonds, 5.75%, due 12/7/09                                       Aaa     AAA          181(5)
GBP    176   UK Treasury, Bonds, 4.75%, due 6/7/10                                        Aaa     AAA          345(5)
GBP     87   UK Treasury, Bonds, 4.25%, due 3/7/36                                        Aaa     AAA          167
   TOTAL FOREIGN GOVERNMENT SECURITIES (COST $3,635)                                                         3,799
REPURCHASE AGREEMENTS (0.7%)
       145   Repurchase Agreement with Fixed Income Clearing Corp., 4.89%, due 5/1/07, dated 4/30/07, Maturity Value $145,020,
             Collateralized by $150,000 Fannie Mae, 5.63%,
             due 4/30/12 (Collateral Value $150,000) (COST $145)                                               145#
NUMBER OF SHARES
SHORT-TERM INVESTMENTS (3.6%)
   490,329   Neuberger Berman Prime Money Fund Trust Class                                                     490@
   203,299   Neuberger Berman Securities Lending Quality Fund, LLC                                             203~
      TOTAL SHORT-TERM INVESTMENTS (COST $693)                                                                 693#
      TOTAL INVESTMENTS (105.9%) (COST $19,704)                                                             20,583##
      Liabilities, less cash, receivables and other assets [(5.9%)]                                         (1,153)
      TOTAL NET ASSETS (100.0%)                                                                            $19,430

See Notes to Schedule of Investments

Schedule of Investments Lehman Brothers Tax-Free Money Fund
(Unaudited)

PRINCIPAL AMOUNT                     SECURITY @@                                    RATING ~~           VALUE ++
(000's omitted)                                                                    Moody's   S&P    (000's omitted)
MUNICIPAL NOTES (99.5%)
ALABAMA (1.6%)
$18,200   Columbia IDB PCR (Alabama Pwr. Co. Proj.), Ser. 1995 E,
          4.10%, due 5/1/07                                                         VMIG1    A-1      $18,200(6)(3)
  1,245   Lee Co. Ind. Dev. Au. Rev. (Lifesouth Comm. Blood Ctr.), Ser. 2001,
          (LOC: SunTrust Bank), 4.01%, due 5/2/07                                   VMIG1               1,245(6)(3)
  1,000   Mobile Spring Hill College Ed. Bldg. Au. Rev.
          (Spring Hill College Proj.), Ser. 2004 B, (LOC: Regions Bank),
          3.96%, due 5/2/07                                                         VMIG1               1,000(6)
                                                                                                       20,445
ALASKA (0.1%)
  1,000   Alaska Ind. Dev. & Export Au. Rev., Ser. 2004, (FSA Insured),
          3.98%, due 5/3/07                                                         VMIG1               1,000(6)l
ARIZONA (0.6%)
  5,800   ABN Amro Munitops Cert. Trust Rev., Ser. 2005, (MBIA Insured),
          3.99%, due 5/3/07                                                         VMIG1               5,800(1)(6)a
  2,000   Scottsdale Ind. Dev. Au. Hosp. Rev., Ser. 2006,
          (LOC: Citigroup Global Markets), 3.98%, due 5/3/07                        VMIG1               2,000(6)
                                                                                                        7,800
ARKANSAS (1.0%)
  6,200   ABN Amro Munitops Cert. Trust, Ser. 2006, (FGIC Insured),
          3.99%, due 5/3/07                                                          MIG1               6,200(1)(6)a
  6,330   North Little Rock Residential Hsg. Fac. Board Multi-Family Rev.,
          Ser. 2004, (LOC: Government National Mortgage Association),
          3.99%, due 5/2/07                                                         VMIG1               6,330(6)x
                                                                                                       12,530
CALIFORNIA (0.6%)
  7,290   Roseville Natural Gas Fin. Au. Gas Rev., Ser. 2007,
          (LOC: Goldman  Sachs), 3.73%, due 5/3/07                                                      7,290(6)
COLORADO (4.4%)
  4,300   Adams 12 Five Star Sch. (Putters), Ser. 2007 1728, (MBIA Insured),
          3.98%, due 5/3/07                                                         VMIG1               4,300(6)s
  7,142   Arkansas River Pwr. Au. Pwr. Rev. (Floaters),
          Ser. 2006, (XLCA Insured), 3.97%, due 5/3/07                              VMIG1               7,143(6)y
  1,500   Central Platte Valley Metro. Dist., Ser. 2006, (LOC: BNP Paribas),
          3.70%, due 12/1/07                                                                 A-1+       1,500(6)
  3,625   Colorado Ed. & Cultural Fac. Au. Rev. (Emmanuel Sch. Religion Proj.),
          Ser. 2006, (LOC: AmSouth Bank), 3.97%, due 5/3/07                         VMIG1               3,625(6)(3)
  6,250   Colorado Ed. & Cultural Fac. Au. Rev. (Linfield Christian Sch. Proj.),
          Ser. 2005, (LOC: Evangelical Christian), 3.98%, due 5/3/07                         A-1+       6,250(6)(3)jj
 10,000   Colorado Ed. & Cultural Fac. Au. Rev. (Pueblo Serra Worship Hldgs.),
          Ser. 2006, (LOC: Wells Fargo & Co.), 3.98%, due 5/3/07                                       10,000(6)
  5,350   Commerce City Northern Infrastructure Gen. Imp. Dist. G.O., Ser. 2006,
          (LOC: U.S. Bank), 3.97%, due 5/3/07                                                A-1+       5,350(6)
  7,675   Cornerstone Metro. Dist. Number 1 Rev., Ser. 2006,
          (LOC: Bank of America), 3.95%, due 5/3/07                                          A-1+       7,675(6)
  5,040   Denver City & Co. Arpt. Rev. (Floaters), Ser. 2006-63 TP,
          (FGIC Insured), 3.96%, due 5/3/07                                                             5,040(6)q
  5,420   Summit Co. Sch. Dist. G.O., Ser. 2004, (FSA Insured),
          3.98%, due 5/3/07                                                         VMIG1               5,420(6)l
                                                                                                       56,303

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @@                                          RATING ~~         VALUE ++
(000's omitted)                                                                             Moody's    S&P   (000's omitted)
CONNECTICUT (0.5%)
$5,935      Connecticut Dev. Au. Arpt. Hotel Rev. (Bradley Arpt. Hotel Proj.),
            Ser. 2006, (LOC: TD Banknorth N.A.), 3.95%, due 5/3/07                           VMIG1            $ 5,935(6)(3)

DISTRICT OF COLUMBIA (1.1%)
 2,095      District of Columbia G.O. (Merlots), Ser. 2001 A, (MBIA Insured),
            3.99%, due 5/2/07                                                                         A-1+      2,095(6)ii
10,000      District of Columbia Rev. (Stars), Ser. 2007-027, (AMBAC Insured),
            3.97%, due 5/3/07                                                                VMIG1             10,000(6)i
 1,435      District of Columbia Wtr. & Swr. Au. Pub. Util. Rev., Ser. 2006,
            (FSA Insured), 3.98%, due 5/3/07                                                                    1,435(6)p
                                                                                                               13,530

FLORIDA (4.5%)
 1,300      Alachua Co. Hlth. Fac. Au. Continuing Care Ref. Rev. (Oak
            Hammock Univ.), Ser. 2007, (LOC: BNP Paribas), 4.06%, due 5/1/07                 VMIG1              1,300(6)(3)
 1,760      Eclipse Funding Trust (Solar Eclipse-Palm Bay Sales), Ser. 2006-0136,
            (FSA Insured), 3.97%, due 5/3/07                                                          A-1+      1,760(1)(6)hh
 2,390      Florida St. Board of Ed., Ser. 2003 SGA, (MBIA Insured), 3.97%, due 5/2/07                A-1+      2,390(6)cc
 4,725      Highlands Co. Hlth. Fac. Au. Rev., Ser. 2006, (LOC: Citibank, N.A.),
            3.98%, due 5/3/07                                                                VMIG1              4,725(6)
 1,530      Jacksonville Florida Ed. Fac. Rev. (Edwards Wtr. College Proj.), Ser. 2001,
            (LOC: Wachovia Bank & Trust Co.), 3.70%, due 10/1/21 Putable 10/1/07                                1,530(3)
25,000      Martin Co. PCR (Florida Pwr. & Lt. Proj.), Ser. 2000, 4.10%,
            due 5/1/07                                                                       VMIG1     A-1     25,000(6)(3)
 1,000      Miami-Dade Co. Sch. Board Cert. Participation (Putters), Ser. 2006-1317,
            (AMBAC Insured), 3.98%, due 5/3/07                                                        A-1+      1,000(6)s
 1,000      Miami-Dade Co. Sch. Board Cert. Participation, (Partner Eagle),
            Ser. 2006 A, (AMBAC Insured), 3.99%, due 5/3/07                                           A-1+      1,000(6)k
 3,750      Muni. Sec. Trust Cert. G.O., Ser. 2006 A, (LOC: Bear Stearns), 3.97%,
            due 5/3/07                                                                       VMIG1              3,750(1)(6)
 6,525      Orlando & Orange Co. Expressway Au. Expressway Ref. Rev.,
            Ser. 2003 C4, (FSA Insured), 3.92%, due 5/3/07                                   VMIG1    A-1+      6,525(6)p
 9,090      Orlando Util. Commission Wtr. & Elec. Rev., Ser. 2006, (LOC:
            Dexia Credit Locale de France), 3.99%, due 5/3/07                                                   9,090(6)
                                                                                                               58,070

GEORGIA (1.8%)
 3,135      De Kalb Co. Wtr. & Swr. Rev., Ser. 2006, (LOC: Citibank, N.A.),
            3.98%, due 5/3/07                                                                VMIG1              3,135(6)
   500      Gwinnett Co. Dev. Au. Rev. (Greater Atlanta Christian), Ser. 1998,
            (LOC: SunTrust Bank), 3.96%, due 5/2/07                                            Aa2                500(6)(3)
 2,500      Gwinnett Co. Hsg. Au. Multi-Family Hsg. Rev. (Greens Apts. Proj.),
            Ser. 1995, (LOC: Fannie Mae), 3.97%, due 5/2/07                                           A-1+      2,500(6)(3)
11,000      Main St. Natural Gas Inc. Gas Proj. Ref. Rev. (Merlots), Ser. 2007 C-11,
            (LOC: Bank of New York), 4.00%, due 5/2/07                                                A-1+     11,000(6)
 2,500      Marietta Hsg. Au. Multi-Family Rev. (Franklin Walk Apts. Proj.),
            Ser. 1990, (LOC: Freddie Mac), 3.95%, due 5/3/07                                 VMIG1              2,500(6)(3)
 3,625      Muni. Sec. Trust Cert. Rev., Ser. 2007, (LOC: Branch Banking & Trust Co.),
            3.97%, due 5/3/07                                                                VMIG1              3,625(1)(6)
                                                                                                               23,260

HAWAII (0.7%)
 8,765      Hawaii St. G.O., Ser. 2005, (AMBAC Insured), 3.99%, due 5/2/07                                      8,765(6)x

ILLINOIS (5.3%)
 7,150      Chicago O'Hare Int'l. Arpt. Rev., Ser. 2005, (FGIC Insured), 3.98%,
            due 5/3/07                                                                                          7,150(6)o
 8,000      Illinois Fin. Au. Rev. (Clare Oaks), Ser. 2006 D, (LOC: Sovereign Bank),
            3.98%, due 5/3/07                                                                                   8,000(6)(3)b
 2,000      Illinois Fin. Au. Rev. (IIT Research Institute), Ser. 2004, (LOC: Fifth Third
            Bank), 3.98%, due 5/3/07                                                         VMIG1              2,000(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @@                                         RATING ~~            VALUE ++
(000's omitted)                                                                             Moody's    S&P     (000's omitted)
$1,850      Illinois Fin. Au. Rev. (Lawrence Hall Youth Svcs.), Ser. 2006,
            (LOC: Fifth Third Bank), 3.96%, due 5/4/07                                       VMIG1            $  1,850(6)(3)
 3,100      Illinois Hlth. Fac. Au. Rev. (Servantcor Falcon II), Ser. 1996 A,
            (LOC: JP Morgan Chase), 3.95%, due 5/2/07                                                 A-1+       3,100(6)(3)
 1,775      Illinois St. (Muni. Sec. Trust Receipts), Ser. 2000, (LOC: Societe
            Generale), 4.04%, due 5/1/07                                                              A-1+       1,775(6)
 1,620      Illinois St. G.O., Ser. 2004, (MBIA Insured), 3.90%, due 5/3/07                  VMIG1               1,620(6)l
16,880      Illinois St. G.O. (Merlots), Ser. 2003 B-4, (FSA Insured), 3.99%, due 5/2/07     VMIG1              16,880(6)ii
 5,000      Lake Co. Sch. Dist. Number 109 Deerfield Rev., Ser. 2006,
            (LOC: JP Morgan Chase), 3.93%, due 5/2/07                                        VMIG1               5,000(6)
 4,015      Metro. Pier & Exposition Au. Hospitality Fac. Rev., Ser. 2006,
            (LOC: Dexia Credit Locale de France), 3.98%, due 5/3/07                                              4,015(6)
 2,480      Quad Cities Reg. Econ. Dev. Au. Rev. (Two Rivers YMCA Proj.), Ser. 2002,
            (LOC: U.S. Bank), 4.11%, due 5/1/07                                                       A-1+       2,480(6)(3)
 5,920      Reg. Trans. Au., Ser. 2006, (MBIA Insured), 3.99%, due 5/3/07                                        5,920(6)p
 7,460      Reg. Trans. Au. G.O. (Merlots), Ser. 2002 A24, (MBIA Insured),
            3.99%, due 5/2/07                                                                VMIG1               7,460(6)d
                                                                                                                67,250

INDIANA (8.0%)
 8,055      ABN Amro Munitops Cert. Trust Rev., Ser. 2006, (AMBAC Insured),
            3.99%, due 5/3/07                                                                                    8,055(1)(6)a
 7,490      Bartholomew Cons. Sch. Corp. Ind. Tax Anticipation Warrants,
            Ser. 2007, 4.00%, due 12/31/07                                                                       7,506
 9,000      Carmel Waterworks Rev. BANS, Ser. 2006 A, 4.50%, due 9/21/07                                         9,029
 5,100      Carmel Clay Parks Bldg. Corp. (Putters), Ser. 2004, (MBIA Insured),
            3.98%, due 5/3/07                                                                         A-1+       5,100(6)s
13,885      Carmel Redev. Au. Lease Rental Rev. (Floaters), Ser. 2006 1275,
            (LOC: Morgan Stanley), 3.97%, due 5/3/07                                                   A-1      13,885(6)
 2,065      Carmel Redev. Au. Lease Rental Rev. (Putters), Ser. 2006 1503,
            (LOC: JP Morgan Chase), 3.98%, due 5/3/07                                                 A-1+       2,065(6)
 6,880      Columbus Renovation Sch. Bldg. Corp., Ser. 2005, (MBIA Insured),
            4.00%, due 5/2/07                                                                         A-1+       6,880(6)x
 6,305      Daviess Co. Econ. Dev. Ref. Rev. & Imp., Ser. 2006, (Radian Insured),
            3.99%, due 5/3/07                                                                VMIG1               6,305(6)(3)u
 3,990      Eclipse Funding Trust (Solar Eclipse-Wayne Township Marion),
            Ser. 2006 0015, (FGIC Insured), 3.97%, due 5/3/07                                         A-1+       3,990(1)(6)hh
 3,300      Hamilton Southeastern Sch. Warrants, Ser. 2007, 3.80%, due 12/31/07                                  3,302
 2,500      Indiana Bond Bank Rev. (Adv. Fdg. Prog. Notes), Ser. 2007 A,
            (LOC: Bank of New York), 4.25%, due 1/31/08                                               SP-1+      2,511
 1,400      Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Floyd Mem. Hosp. &
            Hlth. Proj.), Ser. 2006, (LOC: National City Bank), 4.11%, due 5/1/07                      A-1       1,400(6)(3)
 6,200      Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Howard Reg. Hlth. Sys. Proj.),
            Ser. 2005 B, (LOC: National City Bank), 4.11%, due 5/1/07                                  A-1       6,200(6)(3)
 2,200      Indiana St. Fin. Au. Rev. (Univ. High Sch. Proj.), Ser. 2006,
            (LOC: Key Bank), 3.96%, due 5/3/07                                               VMIG1               2,200(6)(3)
 2,945      Indiana Trans. Fin. Au. Hwy. Rev., Ser. 2003, (FSA Insured), 3.98%,
            due 5/3/07                                                                                 A-1+      2,945(6)l
 1,100      Indiana Trans. Fin. Au. Hwy. Rev. (Muni Sec. Trust Receipts), Ser. 2000,
            (LOC: Societe Generale), 4.04%, due 5/1/07                                                 A-1+      1,100(6)
 2,000      Logansport Comm. Sch. Corp. TANS, Ser. 2007, 4.00%, due 12/31/07                                     2,004
12,500      Marshall Co. Econ. Dev. Rev. (Culver Ed. Foundation Proj.), Ser. 2000,
            (LOC: Bank of New York), 3.98%, due 5/3/07                                                 A-1+     12,500(6)(3)
 5,735      Univ. Southern Indiana Rev., Ser. 2004, (AMBAC Insured), 3.98%, due 5/3/07       VMIG1               5,735(6)l
                                                                                                               102,712

IOWA (1.7%)
 2,350      Coralville G.O. BANS, Ser. 2006, 4.50%, due 6/1/07                                MIG1               2,352
 3,500      Iowa Fin. Au. Private College Rev. (Morningside College Proj.),
            Ser. 2006, (LOC: U.S. Bank), 4.11%, due 5/1/07                                             A-1+      3,500(6)(3)
   430      Iowa Fin. Au. Private Sch. Fac. Rev. (Kuemper Proj.), Ser. 1998,
            (LOC: Allied Irish Bank), 4.11%, due 5/1/07                                                            430(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                          SECURITY @@                                         RATING ~~           VALUE ++
(000's omitted)                                                                             Moody's    S&P    (000's omitted)
$  190      Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines), Ser. 2003,
            (LOC: Allied Irish Bank), 4.11%, due 5/1/07                                      VMIG1             $ 190(6)(3)
 1,390      Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines), Ser. 2004,
            (LOC: Allied Irish Bank), 4.11%, due 5/1/07                                      VMIG1     A-1+      1,390(6)(3)
 7,000      Iowa Higher Ed. Loan Au. Rev. (Private College Fac., Loras College Proj.),
            Ser. 2000, (LOC: LaSalle National Bank), 4.06%, due 5/1/07                                  A-1      7,000(6)(3)
   700      Iowa Higher Ed. Loan Au. Rev. (Private College Fac., Wartburg Proj.),
            Ser. 2000, (LOC: American Trust & Savings), 4.11%, due 5/1/07                    VMIG1                 700(6)(3)
 4,125      Mason City IDR (SUPERVALU, Inc. Proj.), Ser. 1994, (LOC: Wachovia
            Bank & Trust Co.), 4.05%, due 5/2/07                                                                 4,125(6)(3)
 2,400      Mississippi Bend Area Ed. Agcy. Anticipation Warrants, Ser. 2006,
            4.50%, due 6/21/07                                                                                   2,402
                                                                                                                22,089

KANSAS (0.8%)
10,000      Mission Multi-Family Hsg. Ref. Rev. (Silverwood Apt. Proj.), Ser. 1996,
            (LOC: Fannie Mae), 3.98%, due 5/2/07                                              A-1+              10,000(6)

KENTUCKY (1.4%)
 9,800      Christian Co. Assoc. of Co. Leasing Trust Lease Prog., Ser. 2007 A,
            (LOC: U.S. Bank), 4.02%, due 5/1/07                                              VMIG1               9,800(6)
 1,500      Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes),
            Ser. 2007 A-1, 3.70%, due 4/1/09 Putable 10/1/07                                  MIG1               1,500(6)
 3,383      Kentucky St. Turnpike Au. Econ. Dev. Road Rev. (Floaters), Ser. 2005,
            (AMBAC Insured), 3.88%, due 5/3/07                                               VMIG1               3,383(6)y
 3,530      Simpson Co. Hosp. Rev. (Franklin Med. Ctr., Inc.), Ser. 2006,
            (LOC: Branch Banking & Trust Co.), 3.95%, due 5/3/07                                                 3,530(6)(3)
                                                                                                                18,213

LOUISIANA (0.4%)
 5,365      Jefferson Sales Tax Dist. Spec. Sales Tax Rev., Ser. 2005, (AMBAC Insured),
            3.98%, due 5/3/07                                                                                    5,365(6)o

MARYLAND (0.5%)
 7,000      Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. Rev. (Residential),
            Ser. 2006 Q, 3.59%, due 12/14/07                                                  MIG1               7,000

MASSACHUSETTS (3.1%)
 2,750      Greater Attleboro Taunton Reg. Transit Au. RANS, Ser. 2006, 3.95%,
            due 8/23/07                                                                                          2,751
 8,800      Massachusetts St. Dev. Fin. Agcy. Rev. (Boston College High Sch.),
            Ser. 2006, (LOC: Citizens Bank), 3.98%, due 5/2/07                               VMIG1               8,800(6)(3)
   990      Massachusetts St. Dev. Fin. Agcy. Rev. (Suffolk Univ.), Ser. 2005 A,
            (LOC: Citizens Bank), 4.00%, due 5/2/07                                          VMIG1               990(6)(3)
 2,400      Montachusett Reg. Trans. Au. RANS, Ser. 2006, 4.50%, due 6/15/07                                     2,402
10,700      Muni. Sec. Trust Cert., Ser. 2007 A, (AMBAC Insured), 3.97%, due 5/3/07          VMIG1              10,700(1)(6)h
 1,500      Southeastern Reg. Trans. Au. RANS, Ser. 2006, 3.85%, due 9/7/07                                      1,500
 9,470      Worcester G.O. BANS, Ser. 2006 A, 4.00%, due 11/8/07                              MIG1               9,480
 3,530      Worcester Reg. Trans. Au. G.O. RANS, Ser. 2006, 4.25%, due 6/29/07                                   3,531
                                                                                                                40,154
MICHIGAN (2.2%)
 2,800      Bridgeport Spaulding Comm. Sch. Dist. G.O., Ser. 2006, 4.10%,
            due 6/27/07                                                                                          2,802
11,695      Detroit City Sch. Dist. G.O., Ser. 2006, (FSA Insured), 3.98%,
            due 5/4/07                                                                                          11,695(6)p
 3,955      Detroit Sewage Disp. Rev. (Putters), Ser. 2006 1453, (FGIC Insured),
            3.98%, due 5/3/07                                                                          A-1+      3,955(6)s
 3,845      Grand Rapids Hsg. Corp. Rev., Ser. 2005, (LOC: Merrill Lynch Capital
            Markets), 3.99%, due 5/2/07                                                                A-1+      3,845(6)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                               SECURITY @@                                   RATING ~~        VALUE ++
(000'S OMITTED)                                                                           MOODY'S    S&P   (000'S OMITTED)
$  2,940   Hartland Cons. Sch. Dist. G.O. (Floaters), Ser. 2005, (LOC: Morgan Stanley),
           3.97%, due 5/3/07                                                               VMIG1              $ 2,940(6)
   3,000   Waterford Sch. Dist. G.O. Std. Aid Anticipation Notes, Ser. 2006, 3.85%,
           due 11/30/07                                                                                         3,003
                                                                                                               28,240
MINNESOTA (2.8%)
   1,000   Mankato Multi-Family Rev. Hsg. (Highland), Ser. 1997,
           (LOC: LaSalle National Bank), 4.11%, due 5/1/07                                          A-1+        1,000(6)(3)
   7,490   Minneapolis & St. Paul Metro. Apts. Commission Arpt. Rev. (Merlots),
           Ser. 2000 ZZ, (FGIC Insured), 3.99%, due 5/2/07                                 VMIG1                7,490(6)ii
   8,250   Minneapolis & St. Paul Metro. Apts. Commission Arpt. Rev. (Muni. Sec.
           Trust Receipts), Ser. 2001, (FGIC Insured), 3.97%, due 5/2/07                            A-1+        8,250(6)cc
  17,970   Muni. Sec. Trust Cert. Rev., Ser. 2007, (AMBAC Insured), 3.98%, due 5/3/07                A-1       17,970(1)(6)h
     935   Roseville Private Sch. Fac. Rev. (Northwestern College Proj.), Ser. 2002,
           (LOC: Marshall & Ilsley), 4.11%, due 5/1/07                                     VMIG1                  935(6)(3)
                                                                                                               35,645
MISSISSIPPI (1.0%)
   6,900   Mississippi Bus. Fin. Corp. Rev. (Hattiesburg Clinic), Ser. 2006,
           (LOC: AmSouth Bank), 3.96%, due 5/3/07                                          VMIG1                6,900(6)(3)
   5,770   Mississippi Bus. Fin. Corp. Rev. (Jackson Academy Proj.), Ser. 2005,
           (LOC: AmSouth Bank), 3.96%, due 5/3/07                                          VMIG1                5,770(6)(3)
                                                                                                               12,670
MISSOURI (3.8%)
   6,985   Eclipse Funding Trust Rev. (Solar Eclipse Columbia Spec. Oblig. Elec.),
           Ser. 2006, (AMBAC Insured), 3.90%, due 6/7/07                                            A-1+        6,985(1)(6)hh
  11,950   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Christian Brothers),
           Ser. 2002 A, (LOC: Commerce Bank N.A.), 4.11%, due 5/1/07                                 A-1       11,950(6)(3)
   5,105   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College), Ser. 1999,
           (LOC: Bank of America), 4.11%, due 5/1/07                                       VMIG1                5,105(6)(3)
     200   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury Univ.), Ser. 2003,
           (LOC: Bank of America), 4.11%, due 5/1/07                                       VMIG1                  200(6)(3)
   5,500   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Kansas City Art Institute),
           Ser. 2005, (LOC: Commerce Bank N.A.), 4.11%, due 5/1/07                                   A-1        5,500(6)(3)
   1,580   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (St. Francis Med. Ctr.),
           Ser. 1996 A, (LOC: Bank of America), 4.06%, due 5/1/07                                   A-1+        1,580(6)(3)
   1,200   Missouri St. Pub. Utils. Commission Rev. (Interim Construction Notes),
           Ser. 2006, 4.50%, due 9/15/07                                                    MIG1                1,204
   2,360   Springfield Spec. Oblig. BANS, Ser. 2006, 4.00%, due 12/1/07                                         2,362
   3,950   St. Louis Ind. Dev. Au. Ind. Rev. (Schnuck Markets, Inc.), Ser. 1985,
           (LOC: U.S. Bank), 4.02%, due 5/3/07                                              P-1                 3,950(6)
   9,435   Wentzville Sch. Dist. Number R 04 G.O. (ABN Amro Munitops
           Cert. Trust), Ser. 2004, (FGIC Insured), 3.99%, due 5/3/07                      VMIG1                9,435(1)(6)a
                                                                                                               48,271
MONTANA (0.4%)
   2,745   Montana St. Board Investment Rev. (Muni. Fin. Cons. Act-Intercap),
           Ser. 1994, 3.85%, due 3/1/09 Putable 3/1/08                                     VMIG1                2,745(6)
   2,000   Montana St. Board Investment Rev. (Muni. Fin. Cons. Act-Intercap),
           Ser. 2000, 3.85%, due 3/1/25 Putable 3/1/08                                     VMIG1                2,000
                                                                                                                4,745
NEVADA (1.8%)
   5,230   Clark Co. G.O., Ser. 2006, (FSA Insured), 3.96%, due 5/3/07                              A-1+        5,230(6)i
   8,595   Las Vegas Valley Wtr. Dist. G.O. (ABN Amro Munitops Cert. Trust),
           Ser. 2005, (FGIC Insured), 3.99%, due 5/3/07                                    VMIG1                8,595(1)(6)a
   3,300   Nevada St. G.O. (Floaters), Ser. 2000, (FGIC Insured), 3.97%, due 5/3/07        VMIG1                3,300(6)y

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                               SECURITY @@                                   RATING ~~        VALUE ++
(000'S OMITTED)                                                                           MOODY'S    S&P   (000'S OMITTED)
$  4,265   Nevada Sys. Higher Ed. Univ. Rev. (Floaters), Ser. 2005 1240,
           (AMBAC Insured), 3.97%, due 5/3/07                                                        A-1      $ 4,265(6)y
   1,700   North Las Vegas G.O. (ABN Amro Munitops Cert. Trust), Ser. 2006,
           (MBIA Insured), 3.99%, due 5/3/07                                               VMIG1                1,700(1)(6)a
                                                                                                               23,090
NEW HAMPSHIRE (2.0%)
   3,200   Cheshire Co. G.O. TANS, Ser. 2007, 3.75%, due 12/27/07                                               3,201
   4,000   Merrimack Co. G.O. TANS, Ser. 2007, 4.25%, due 12/28/07                                              4,011
   5,000   New Hampshire Hlth. & Ed. Fac. Au. Rev. (Frisbie Mem. Hosp.),
           Ser. 2006, (LOC: Bank of America), 3.98%, due 5/3/07                            VMIG1                5,000(6)(3)
   800     New Hampshire Hlth. & Ed. Fac. Au. Rev. (Seacoast Hospice),
           Ser. 2006, (LOC: Citizens Bank), 4.03%, due 5/3/07                                                     800(6)
   4,000   New Hampshire St. Bus. Fin. Au. Rev. (The Taylor Home),
           Ser. 2005 A, (LOC: TD Banknorth N.A.), 3.96%, due 5/3/07                        VMIG1                4,000(6)(3)
   3,300   New Hampshire St. Bus. Fin. Au. Rev. (Valley Reg. Hosp.),
           Ser. 2003, (LOC: Sovereign Bank), 3.95%, due 5/3/07                                      A-1+        3,300(6)(3)d
   5,400   Strafford Co. G.O. TANS, Ser. 2007, 3.75%, due 12/31/07                                              5,401
                                                                                                               25,713
NEW JERSEY (1.8%)
   2,100   Absecon G.O. BANS, Ser. 2006, 4.50%, due 5/10/07                                                     2,100
   4,900   Allamuchy Township Board Ed. G.O., Ser. 2007, 4.00%, due 3/14/08                                     4,912
   3,289   Highlands G.O. BANS, Ser. 2007, 4.00%, due 1/30/08                                                   3,296
   8,280   Muni. Sec. Trust Cert., Ser. 2006 A, (FSA Insured), 3.98%, due 5/3/07           VMIG1                8,280(1)(6)h
   3,800   Perth Amboy G.O. BANS, Ser. 2006, 4.35%, due 10/19/07                            MIG1                3,812
                                                                                                               22,400
NEW MEXICO (0.3%)
   4,450   Rio Rancho Wtr. & Wastewtr. Sys. Rev. (Putters), Ser. 2005 953,
           (AMBAC Insured), 3.89%, due 5/3/07                                                       A-1+        4,450(6)s

NEW YORK (4.0%)
   2,500   Board Coop. Ed. Svc. Sole Supervisory Dist. RANS, Ser. 2006, 3.75%,
           due 6/26/07                                                                                          2,500
   5,000   Gloversville City Sch. Dist. G.O. BANS, Ser. 2006, 3.74%, due 9/27/07                                5,001
   5,300   Greater Southern Tier Board Coop. Ed. Svcs. Sole Supervisory
           Dist. RANS, Ser. 2006, 3.75%, due 6/29/07                                                            5,301
   3,600   Haverstraw Stony Point Central Sch. Dist. G.O. (Merlots), Ser. 2007 D,
           (FSA Insured), 3.99%, due 5/2/07                                                VMIG1                3,600(6)ii
   2,000   Hilton Central Sch. Dist. G.O. RANS, Ser. 2006, 4.13%, due 6/19/07                                   2,001
   2,000   Metro. Trans. Au. Dedicated Tax Fund, Ser. 2006 A, (MBIA Insured),
           3.98%, due 5/3/07                                                                        A-1+        2,000(6)k
   7,100   Muni. Sec. Trust Cert., Ser. 2007 A, (FHA Insured), 3.92%, due 5/3/07                     A-1        7,100(1)(6)h
  16,695   Muni. Sec. Trust Cert., Ser. 2006, (LOC: Branch Banking & Trust Co.),
           3.99%, due 5/3/07                                                               VMIG1               16,695(1)(6)
   1,000   New York St. Dorm. Au. Rev., Ser. 2005, (AMBAC Insured), 3.97%,
           due 5/3/07                                                                      VMIG1                1,000(6)k
   1,200   New York St. Thruway Au. Gen. Rev., Ser. 2005, (FSA Insured), 3.97%,
           due 5/3/07                                                                      VMIG1                1,200(6)l
   3,100   New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005, (FSA Insured),
           3.96%, due 5/3/07                                                               VMIG1                3,100(6)s
     995   Sales Tax Asset Receivable Corp., Ser. 2006, (AMBAC Insured),
           3.97%, due 5/3/07                                                               VMIG1                  995(6)k
                                                                                                               50,493
NORTH CAROLINA (0.4%)
   1,995   Cabarrus Co. Cert. Participation, Ser. 2003, (AMBAC Insured), 3.98%, .
           due 5/3/07                                                                               A-1+        1,995(6)l
   2,490   Eclipse Funding Trust (Solar Eclipse-Union Co.), Ser. 2006 0155,
           (AMBAC Insured), 3.97%, due 5/3/07                                                       A-1+        2,490(1)(6)hh(5)
                                                                                                                4,485

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                               SECURITY @@                                   RATING ~~        VALUE ++
(000'S OMITTED)                                                                           MOODY'S    S&P   (000'S OMITTED)
NORTH DAKOTA (0.0%)
$    500   North Dakota Rural Wtr. Fin. Corp. Rev. (Pub. Proj. Construction Notes),
           Ser. 2004 A-1, 3.70%, due 10/1/07                                                MIG1              $   500(6)
OHIO (4.1%)
   3,525   Cleveland-Cuyahoga Co. Port Au. Ed. Fac. Rev. (Laurel Sch. Proj.),
           Ser. 2004, (LOC: Key Bank), 4.01%, due 5/3/07                                                        3,525(6)(3)
   3,850   Deerfield Township G.O. BANS, Ser. 2006, 3.61%, due 11/29/07                     MIG1                3,850
  12,065   Eclipse Funding Trust (Solar Eclipse Hamilton Co.), Ser. 2006,
           (MBIA Insured), 3.60%, due 6/6/07                                                        A-1+       12,065(1)(6)hh
   4,000   Franklin Co. Hlth. Care Fac. Rev. (Ohio Presbyterian Retirement Svcs.
           Foundation), Ser. 2006 A, (Radian Insured), 3.99%, due 5/3/07                             A-1        4,000(6)(3)z
   2,275   New Albany Comm. Au. Infrastructure Imp. Ref., Rev. Ser. 2004 C,
           (LOC: Key Bank), 3.99%, due 5/3/07                                              VMIG1                2,275(6)
   2,835   Ohio St. G.O., Ser. 2005, (LOC: Citibank, N.A.), 3.98%, due 5/3/07              VMIG1                2,835(6)
   6,500   Ohio St. Higher Ed. Fac. Comm. Rev. (Kenyon College), Ser. 1998,
           (LOC: Bank One Illinois N.A.), 3.93%, due 5/2/07                                VMIG1     A-1        6,500(6)(3)
   3,200   Ohio Univ. Gen. Receipts Athens BANS, Ser. 2007, 4.25%, due 1/16/08              MIG1                3,214
   1,220   Olmsted Falls BANS, Ser. 2006, 3.90%, due 10/18/07                                                   1,221
   3,000   Richland Co. G.O. BANS (Correctional Fac.), Ser. 2007, 4.50%,
           due 2/21/08                                                                                          3,018
   1,200   Sidney City Sch. Dist. G.O. BANS, Ser. 2006, 4.07%, due 11/29/07                                     1,203
   660     Sidney City Sch. Dist. G.O. BANS, Ser. 2006, 4.28%, due 11/29/07                                       662
   3,000   Univ. of Cincinnati BANS, Ser. 2007 C, 4.50%, due 1/24/08                        MIG1    SP-1+       3,019
   1,700   Univ. of Toledo Gen. Receipts Bonds, Ser. 2002, (FGIC Insured), 4.06%,
           due 5/1/07                                                                      VMIG1    A-1+        1,700(6)hh
   1,400   Wauseon Exempted Village Sch. Dist. G.O. BANS, Ser. 2007, 4.34%,
           due 5/10/07                                                                                          1,400
   2,330   Wickliffe BANS, Ser. 2007, 4.25%, due 12/6/07                                                        2,337(4)
                                                                                                               52,824
OKLAHOMA (1.3%)
   6,995   Hulbert Econ. Dev. Au. Econ. Dev. Rev., Ser. 2007, (LOC: Bank of
           America), 3.97%, due 5/3/07                                                     VMIG1                6,995(6)
  10,000   Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A, (LOC: Bank of America),
           3.60%, due 5/15/17 Putable 11/15/07                                                      A-1+       10,000(6)
                                                                                                               16,995
OREGON (1.3%)
   1,560   Clackamas Co. Hosp. Fac. Au. Rev. Sr. Living Fac. (Mary's Woods),
           Ser. 2005, (LOC: Sovereign Bank), 3.97%, due 5/3/07                                      A-1+        1,560(6)(3)t
   1,300   Multnomah Co. Higher Ed. Rev. (Concordia Univ. Portland Proj.),
           Ser. 1999, (LOC: Key Bank), 4.11%, due 5/1/07                                   VMIG1                1,300(6)(3)
   9,295   Oregon St. Homeowner Rev., Ser. 2006, (LOC: Lloyd's Bank), 4.00%,
           due 5/3/07                                                                      VMIG1                9,295(6)gg
   4,800   Portland Econ. Dev. Rev. (Broadway Hsg. LLC Proj.), Ser. 2003 A,
           (AMBAC Insured), 3.96%, due 5/3/07                                              VMIG1     A-1        4,800(6)(3)u
                                                                                                               16,955
PENNSYLVANIA (1.1%)
   2,115   Lawrence Co. Ind. Dev. Au. Rev. (Villa Maria Proj.), Ser. 2003,
           (LOC: Allied Irish Bank PLC), 3.96%, due 5/3/07                                 VMIG1                2,115(6)(3)(5)
   3,955   Neshaminy Sch. Dist. G.O. TRANS, Ser. 2006, 4.75%, due 6/29/07                                       3,960
   5,000   St. Pub. Sch. Bldg. Au. Sch. Rev., Ser. 2006, (FSA Insured), 3.98%,
           due 5/3/07                                                                      VMIG1                5,000(6)k
   3,220   Washington Co. Hosp. Au. Rev. (Washington Hosp. Proj.),
           Ser. 2001, (LOC: PNC Bank), 3.90%, due 7/1/31 Putable 7/1/07                    VMIG1                3,222(3)
                                                                                                               14,297

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                            SECURITY @@                                     RATING ~~          VALUE ++
(000'S OMITTED)                                                                           MOODY'S    S&P   (000'S OMITTED)
SOUTH CAROLINA (4.2%)
$ 3,700   Charleston Ed. Excellence Fin. Corp. Rev., Ser. 2006, (LOC: Citibank, N.A.),
          3.98%, due 5/3/07                                                                                  $    3,700(6)
  4,500   Columbia Parking Fac. Rev. (Floaters), Ser. 2006 1299, (CIFG Insured),
          3.97%, due 5/3/07                                                                VMIG1                  4,500(6)y
  7,645   Greenville Co. Sch. Dist. Installment Purchase Ref. Rev., Ser. 2006-169,
          (LOC: BNP Paribas), 3.97%, due 5/3/07                                            VMIG1                  7,645(6)
 22,785   Greenville Co. Sch. Dist. Installment Purchase Ref. Rev. (Floaters),
          Ser. 2004-982, (LOC: Morgan Stanley), 3.97%, due 5/3/07                                    A-1         22,785(6)
  6,080   Greenville Co. Sch. Dist. Installment Purchase Rev., Ser. 2006,
          (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.96%, due 5/3/07                        A-1          6,080(6)
  1,300   Macon Trust Var. St., Ser. 2007-303, (LOC: Bank of America), 3.98%,
          due 5/3/07                                                                       VMIG1                  1,300(6)
  7,270   Muni. Sec. Trust Cert., Ser. 2007, (FSA Insured), 3.97%, due 5/3/07              VMIG1                  7,270(1)(6)h
                                                                                                                 53,280
SOUTH DAKOTA (0.3%)
  3,600   Watertown Ind. Dev. Ref. Rev. (SUPERVALU, Inc. Proj.), Ser. 1994,
          (LOC: Wachovia Bank & Trust Co.), 4.05%, due 5/2/07                                                     3,600(6)(3)
TENNESSEE (5.5%)
 12,400   Chattanooga Hlth. Ed. & Hsg. Fac. Board Ref. Rev. (Expansion-Girls
          Preparatory Sch.), Ser. 1999, (LOC: AmSouth Bank), 3.96%, due 5/3/07                       A-1         12,400(6)(3)
  7,350   Metro. Gov't. Nashville & Davidson Co. IDB Multi-Family Hsg. Rev.
          (Spinnaker), Ser. 2002, (LOC: Fannie Mae), 3.97%, due 5/2/07                               A-1+         7,350(6)(3)
 12,875   Muni. Energy Acquisition Corp. Gas Rev. (Putters), Ser. 2006,
          (LOC: JP Morgan Chase), 3.98%, due 5/3/07                                        VMIG1                 12,875(6)
  2,700   Sevier Co. Pub. Bldg. Au. Rev. (Pub. Construction Notes Proj.),
          Ser. 2006 A, 3.70%, due 10/1/08 Putable 10/1/07                                   MIG1                  2,700
  2,000   Sevier Co. Pub. Bldg. Au. Rev. (Pub. Construction Notes Proj.),
          Ser. 2007 A, 3.75%, due 4/1/10                                                    MIG1                  2,000
  1,150   Shelby Co. G.O., Ser. 1999 A, (LOC: Morgan Stanley), 3.93%, due 5/2/07           VMIG1     A-1+         1,150(6)
 15,555   Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006, (LOC: Merrill
          Lynch Capital Markets), 3.98%, due 5/3/07                                                              15,555(6)
 16,285   Tennessee Energy Acquisition Corp. Gas Rev. (Merlots), Ser. 2006 C05,
          (LOC: Bank of New York), 4.00%, due 5/2/07                                       VMIG1                 16,285(6)
                                                                                                                 70,315
TEXAS (11.3%)
 11,475   ABN Amro Munitops Cert. Trust (Texas Non-AMT Trust Cert.),
          Ser. 2005-21, (PSF Insured), 3.99%, due 5/3/07                                   VMIG1                 11,475(1)(6)a
  6,125   Aledo Texas Independent Sch. Dist., Ser. 2005, (PSF Insured), 3.99%,
          due 5/3/07                                                                                              6,125(6)x
  4,595   Austin Wtr. & Wastewater Sys. Rev. (Merlots), Ser. 2006 D,
          (FSA Insured), 3.99%, due 5/2/07                                                           A-1+         4,595(6)ii
 10,090   Cypress Fairbanks Independent Sch. Dist. (Merlots), Ser. 2007 C,
          (PSF Insured), 3.99%, due 5/2/07                                                           A-1+        10,090(6)d
  6,950   Dickinson Independent Sch. Dist. (Putters), Ser. 2006, (PSF Insured),
          3.98%, due 5/3/07                                                                VMIG1                  6,950(6)s
  2,075   Dickinson Independent Sch. Dist. (Putters), Ser. 2006, (PSF Insured),
          3.99%, due 5/3/07                                                                VMIG1                  2,075(6)s
  4,360   Frenship Independent Sch. Dist., Ser. 2005, (PSF Insured), 4.00%,
          due 5/2/07                                                                                              4,360(6)o
    490   Gulf Coast Waste Disp. Au. Rev. (Armco, Inc. Proj.), Ser. 1998,
          (LOC: PNC Bank), 3.94%, due 5/3/07                                                                        490(6)(3)
  6,480   Harris Co. Hlth. Fac. Dev. Corp. Rev. (Putters), Ser. 2005,
          (LOC: JP Morgan Chase), 3.98%, due 5/3/07                                        VMIG1     A-1+         6,480(6)
  5,000   Harris Co. Rev., Ser. 2005 R, (FSA Insured), 3.98%, due 5/3/07                   VMIG1                  5,000(6)k
  9,800   Harrison Co. Hlth. Fac. Dev. Corp. Rev. (Marshall Reg. Med. Ctr.),
          Ser. 2006, (LOC: AmSouth Bank), 3.95%, due 5/3/07                                VMIG1                  9,800(6)(3)
  8,730   Hidalgo Co. G.O. (Merlots), Ser. 2007, (FSA Insured), 3.99%, due 5/2/07                    A-1+         8,730(6)d

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                            SECURITY @@                                     RATING ~~          VALUE ++
(000'S OMITTED)                                                                           MOODY'S    S&P   (000'S OMITTED)
$ 7,780   Keller Ind. Sch. Dist. G.O. (ABN Amro Munitops Cert. Trust),
          Ser. 2006-30, (PSF Insured), 3.99%, due 5/3/07                                   VMIG1             $    7,780(1)(6)a
  5,270   Lufkin Hlth. Fac. Dev. Corp. Hlth. Sys. Ref. Rev. (Memorial Hlth. Sys. of
          East Texas), Ser. 1998, 5.70%, due 2/15/28                                                              5,455(3)
  5,800   Lufkin Hlth. Fac. Dev. Corp. Hlth. Sys. Ref. Rev. (Memorial Hlth. Sys.),
          Ser. 2005 A, (LOC: Allied Irish Bank PLC), 4.12%, due 5/1/07                               A-1          5,800(6)(3)
  8,000   Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev., Ser. 2006,
          (LOC: Merrill Lynch Capital Markets), 3.99%, due 5/2/07                                    A-1+         8,000(6)
  3,620   Muni. Sec. Trust Cert., Ser. 2006 A, (PSF Insured), 3.98%, due 5/3/07            VMIG1                  3,620(1)(6)h
  9,530   Muni. Sec. Trust Cert. (McLennan Co. Junior College), Ser. 2007,
          (FSA Insured), 3.97%, due 5/3/07                                                 VMIG1                  9,530(1)(6)h
  1,500   Muni. Sec. Trust Cert. (Univ. Texas Perm. Univ.), Ser. 2007 A,
          (LOC: Branch Banking & Trust Co.), 3.97%, due 5/3/07                             VMIG1                  1,500(1)(6)
  5,110   San Antonio Wtr. Rev., Ser. 2006, (MBIA Insured), 3.98%, due 5/3/07              VMIG1                  5,110(6)l
  6,145   Texas A & M Univ. Sys. Board Reg. Perm. Univ. Fund (Floaters),
          Ser. 2006, (LOC: Goldman Sachs), 3.96%, due 5/3/07                                                      6,145(6)
 10,000   Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev.,
          Ser. 2007 R, (LOC: Merrill Lynch Capital Markets), 4.00%, due 5/3/07                       A-1+        10,000(6)
  2,000   Texas St. TRANS, Ser. 2006, 4.50%, due 8/31/07                                    MIG1    SP-1+         2,006
  3,530   Univ. of Texas Univ. Rev., Ser. 2007, (LOC: Citigroup Global Markets),
          3.98%, due 5/3/07                                                                VMIG1                  3,530(6)
                                                                                                                144,646
UTAH (1.6%)
  6,000   Central Wtr. Conservancy Dist. G.O. Ref., Ser. 1998 E, (AMBAC
          Insured), 3.98%, due 5/2/07                                                      VMIG1     A-1+         6,000(6)f
  3,000   Lehi Elec. Util. Rev., Ser. 2005, (FSA Insured), 4.03%, due 5/2/07                                      3,000(6)p
 12,000   Riverton Hosp. Rev. (Putters), Ser. 2007, (LOC: JP Morgan Chase),
          3.98%, due 5/3/07                                                                VMIG1                 12,000(6)
                                                                                                                 21,000
VERMONT (0.9%)
  3,975   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Landmark College),
          Ser. 2004 B, (Radian Insured), 3.97%, due 5/3/07                                           A-1+         3,975(6)(3)ff
  3,400   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Middlebury College Proj.),
          Ser. 2002 B, 3.58%, due 11/1/32 Putable 11/1/07                                                         3,400
  4,000   Vermont Ed. & Hlth. Bldg. Fin. Agcy. Rev. (Porter Hosp.), Ser. 2005 A,
          (LOC: TD Banknorth N.A), 3.96%, due 5/3/07                                       VMIG1                  4,000(6)(3)
                                                                                                                  11,375
VIRGINIA (0.5%)
  6,500   ABN Amro Muni. Cert. Trust, Ser. 2005, (LOC: ABN Amro Bank NV),
          3.98%, due 5/3/07                                                                VMIG1                  6,500(1)(6)
WASHINGTON (4.7%)
  4,000   Everett Pub. Fac. Dist. Proj. Rev., Ser. 2007, (LOC: Dexia Credit
          Locale de France), 4.11%, due 5/1/07                                                       A-1+         4,000(6)
  1,000   King Co. Sch. Dist. Number 411 (Issaquah) G.O., Ser. 2006,
          (FSA Insured), 3.98%, due 5/3/07                                                 VMIG1                  1,000(6)i
  5,350   Muni. Sec. Trust Cert., Ser. 2007 A, (AMBAC Insured), 3.97%, due 5/3/07          VMIG1                  5,350(1)(6)h
  5,290   Pierce Co. Sch. Dist. Number 010 Tacoma G.O., Ser. 2005,
          (FSA Insured), 3.99%, due 5/3/07                                                 VMIG1                  5,290(6)x
  1,617   Port of Seattle Rev. (Floaters), Ser. 2002, (FGIC Insured), 3.97%, due 5/3/07              A-1          1,617(6)y
  7,240   Port of Seattle Rev., Ser. 2006, (Merrill Lynch Capital Markets), 3.99%,
          due 5/3/07                                                                                              7,240(6)
  3,120   Reset Optional Cert. Trust, Ser. 2006, (Radian Insured), 3.99%, due 5/3/07                              3,120(6)k
  3,770   Seattle Museum Dev. Au. Spec. Oblig. Rev. (Merlots), Ser. 2005 D,
          (LOC: Wachovia Bank & Trust Co.), 3.99%, due 5/2/07                                        A-1+         3,770(6)
 17,000   Washington St. Hlth. Care Fac. Au. Rev. (Swedish Hlth. Svcs.), Ser. 2006,
          (LOC: Citibank, N.A.), 4.06%, due 5/2/07                                         VMIG1     A-1+        17,000(6)(3)

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                            SECURITY @@                                     RATING ~~          VALUE ++
(000'S OMITTED)                                                                           MOODY'S    S&P   (000'S OMITTED)
$ 8,000   Washington St. Hsg. Fin. Commission Non-Profit Rev. (Eastside
          Catholic Sch.), Ser. 2007 B, (LOC: Key Bank), 3.99%, due 5/3/07                  VMIG1             $    8,000(6)(3)
  1,400   Washington St. Hsg. Fin. Commission Non-Profit Rev. (St. Vincent
          de Paul Proj.), Ser. 2000 A, (LOC: Wells Fargo Bank & Trust Co.), 3.81%,
          due 5/3/07                                                                                 A-1+         1,400(6)(3)
  1,900   Washington St. Hsg. Fin. Commission Non-Profit Rev. (Tacoma Art
          Museum Proj.), Ser. 2002, (LOC: Northern Trust Co.), 4.11%, due 5/1/07           VMIG1                  1,900(6)(3)
                                                                                                                 59,687
WISCONSIN (4.1%)
  3,000   Antigo Unified Sch. Dist. TRANS, Ser. 2006, 3.85%, due 11/1/07                                          3,002
  1,560   Appleton Waterworks Rev., Ser. 2007 A, (MBIA Insured), 4.00%,
          due 1/1/08                                                                                              1,564
  4,540   Edgerton Sch. Dist. G.O. TRANS, Ser. 2006, 3.71%, due 10/24/07                                          4,541
  2,000   Nicolet High Sch. Dist. TRANS, Ser. 2006, 4.25%, due 10/30/07                                           2,006
  2,250   Oak Creek Franklin Joint Sch. Dist. BANS, Ser. 2007, 4.25%, due 2/1/08            MIG1                  2,253
  1,700   Wisconsin Sch. Dist. Cash Flow Management Prog. CTFS Partner,
          Ser. 2006 A-2, 4.50%, due 9/19/07                                                 MIG1                  1,706
  3,000   Wisconsin Sch. Dist. Cash Flow Management Prog. CTFS Partner,
          Ser. 2006 B, 4.25%, due 11/1/07                                                   MIG1                  3,011
  8,275   Wisconsin St. Hlth. & Ed. Fac. Au. Rev., Ser. 2003, (MBIA Insured),
          3.99%, due 5/3/07                                                                                       8,275(6)
  4,315   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Blood Ctr.), Ser. 1994 A,
          (LOC: Marshall & Ilsley), 3.98%, due 5/2/07                                                A-1          4,315(6)(3)
  3,250   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Concordia Univ. of
          Wisconsin Inc. Proj.), Ser. 2006, (LOC: Marshall & Ilsley), 4.03%,
          due 5/3/07                                                                                              3,250(6)(3)
  3,280   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Edgewood College), Ser. 2006,
          (LOC: U.S. Bank), 4.11%, due 5/1/07                                                        A-1+         3,280(6)(3)
  1,400   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Lutheran College Proj.),
          Ser. 2003, (LOC: U.S. Bank), 4.11%, due 5/1/07                                             A-1+         1,400(6)(3)
  8,500   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marshfield), Ser. 2006 B,
          (LOC: Marshall & Ilsley), 3.98%, due 5/3/07                                                A-1          8,500(6)(3)
  4,000   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Oakwood Village), Ser. 2005,
          (LOC: Marshall & Ilsley), 3.97%, due 5/3/07                                      VMIG1                  4,000(6)(3)
    970   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Riverview Hosp. Assoc.),
          Ser. 2001, (LOC: U.S. Bank), 4.11%, due 5/1/07                                             A-1+           970(6)(3)
                                                                                                                 52,073
          TOTAL INVESTMENTS (99.5%)                                                                           1,271,960
          Cash, receivables and other assets, less liabilities (0.5%)                                             6,150
          TOTAL NET ASSETS (100.0%)                                                                          $1,278,110

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Cash Reserves
(Unaudited)

PRINCIPAL AMOUNT                                                                              RATING          VALUE ++
(000'S OMITTED)                                                                          MOODY'S    S&P   (000'S OMITTED)
U.S. GOVERNMENT AGENCY SECURITIES (0.8%)
$ 3,000   Federal Home Loan Bank, Bonds, 5.38%, due 4/9/08                                 AGY     AGY      $  3,000

CERTIFICATES OF DEPOSIT (2.2%)
    500   Bank of America NA, 5.32%, due 9/21/07                                           P-1     A-1+          500
  5,000   Barclays Bank PLC, Yankee CD, 5.38%, due 5/9/08                                  P-1     A-1+        5,000
  2,000   Royal Bank of Canada NY, Yankee CD, 5.38%, due 2/14/08                           P-1     A-1+        2,000
    690   Unicredito Italiano, Yankee CD, 5.30%, due 11/21/07                              P-1     A-1           689
   TOTAL CERTIFICATES OF DEPOSIT                                                                               8,189

FLOATING RATE CERTIFICATES OF DEPOSIT (1.0%)(6)
  4,000   Fortis Bank NY, Floating Rate Yankee CD, 5.27%, due 5/15/07                      P-1     A-1+        3,999

COMMERCIAL PAPER (48.4%)
ASSET-BACKED SECURITIES (23.6%)
  1,100   Bank of America NA, 5.20%, due 8/7/07                                            P-1     A-1+        1,084
 14,250   Chariot Funding LLC, 5.21% & 5.24%, due 5/23/07 & 6/8/07                         P-1     A-1        14,195
  5,000   Charta LLC, 5.24%, due 5/24/07                                                   P-1     A-1         4,983
  5,481   Crown Point Capital Co., 5.19% & 5.26%, due 6/15/07 & 7/9/07                     P-1     A-1         5,444
  6,000   Erasmus Capital Corp., 5.24%, due 6/26/07                                        P-1     A-1+        5,951
  2,305   Fairway Finance, 5.21% & 5.24%, due 6/14/07 & 7/23/07                            P-1     A-1         2,280
  3,500   Grampian Funding LLC, 5.22%, due 7/20/07                                         P-1     A-1+        3,459(1)
  1,000   Grampian Funding LLC, 5.22%, due 5/15/07                                         P-1     A-1+          998
  6,000   Ivory Funding Corp., 5.23%, due 5/17/07                                          P-1     A-1         5,986
  2,500   K2 (USA) LLC, 5.23%, due 7/17/07                                                 P-1     A-1+        2,472
    281   North Sea Funding BV, 5.30%, due 5/3/07                                          P-1     A-1+          281(1)
  5,961   North Sea Funding BV, 5.23% & 5.30%, due 5/9/07 & 6/27/07                        P-1     A-1+        5,919
    361   Old Line Funding Corp., 5.28%, due 5/4/07                                        P-1     A-1+          361
 10,000   Regency Markets No. 1 LLC, 5.24%, due 5/15/07                                    P-1     A-1         9,980
 10,000   Sheffield Receivables Corp., 5.08%, due 9/4/07                                   P-1     A-1+        9,822
 10,000   Thames Asset Securitization LLC, 5.21%, due 6/7/07                               P-1     A-1         9,947
    750   Westpac Bank Corp., 5.20% & 5.23%, due 8/7/07                                    P-1     A-1+          739
  4,687   Yorktown Capital, 5.25%, due 5/2/07                                              P-1     A-1+        4,686
                                                                                                              88,587
AUTOMOTIVE/AUTO MANUFACTURING (0.3%)
  1,312   Amstel Funding Corp., 5.24%, due 6/15/07                                         P-1     A-1+        1,304

BANKING/DOMESTIC (12.2%)
  9,000   Barclays U.S. Funding Corp., 5.19% & 5.20%, due 5/9/07 & 8/7/07                  P-1     A-1+        8,937
 10,000   BNP Paribas Finance, 5.21%, due 6/7/07                                           P-1     A-1+        9,946
 10,000   KBC Finance Products Ltd., 5.21%, due 8/6/07                                     P-1     A-1+        9,860
  5,000   Morgan Stanley, 5.24%, due 5/1/07                                                P-1     A-1         5,000
  4,000   Nationwide Building, 5.18%, due 10/15/07                                         P-1     A-1+        3,904
  8,000   Sigma Finance, Inc., 5.19% & 5.20%, due 8/16/07 & 8/29/07                        P-1     A-1+        7,868
                                                                                                              45,515
BANKING/FOREIGN (12.3%)
  1,966   Atlantic Asset Securitization Corp., 5.24%, due 7/6/07                           P-1     A-1         1,947(1)
  5,000   Bank of Ireland, 5.13%, due 8/28/07                                              P-1     A-1         4,915
  6,100   Danske Corp., 5.14% & 5.19%, due 8/1/07 & 11/9/07                                P-1     A-1+        5,954
  4,000   Depfa Bank PLC, 5.18%, due 8/24/07                                               P-1     A-1+        3,934
 12,705   DZ Bank AG, 5.24% - 5.27%, due 5/9/07 - 5/29/07                                  P-1     A-1        12,675
    400   ING America Insurance Holdings, 5.24%, due 7/6/07                                P-1     A-1+          396

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                              RATING          VALUE ++
(000'S OMITTED)                                                                          MOODY'S    S&P   (000'S OMITTED)
$ 6,859   UBS Finance LLC, 5.19% - 5.27%, due 6/18/07 - 8/10/07                            P-1     A-1+     $  6,770
  5,500   Unicredito Italiano PLC, 5.20% - 5.24%, due 5/24/07 - 7/31/07                    P-1     A-1         5,455
  4,000   Westpac Bank Corp., 5.20%, due 8/8/07                                            P-1     A-1+        3,943
                                                                                                              45,989
   TOTAL COMMERCIAL PAPER                                                                                    181,395

FLOATING RATE COMMERCIAL PAPER (2.7%)(6)
FINANCIAL SERVICES (2.7%)
 10,000   Morgan Stanley, 5.25%, due 5/1/07                                                P-1     A-1        10,000

CORPORATE DEBT SECURITIES (2.7%)
FINANCIAL SERVICES (2.7%)
 10,000   Cullinan Finance Corp., Medium-Term Notes, 5.36% & 5.41%, due 11/28/07           P-1     A-1        10,000(1)

FLOATING RATE CORPORATE DEBT SECURITIES (39.3%)(6)
ASSET-BACKED SECURITIES (10.3%)
  5,000   Beta Finance, Inc., Guaranteed Floating Rate Medium-Term Notes,
          5.31%, due 5/18/07                                                               P-1     A-1+        4,999(1)
  1,000   BMW US Capital LLC, Guaranteed Floating Rate Notes, 5.34%,
          due 5/15/07                                                                      P-1     A-1         1,000(1)
 11,700   K2 (USA) LLC, Guaranteed Floating Rate Medium-Term Notes,
          5.28% - 5.32%, due 5/8/07 - 6/11/07                                              P-1     A-1+       11,698(1)
 11,000   Links Finance LLC, Floating Rate Medium-Term Notes, 5.32 & 5.33%,
          due 5/15/07 & 5/24/07                                                            P-1     A-1+       10,999(1)
  5,000   Parkland (USA) LLC, Floating Rate Medium-Term Notes, 5.34%, due 7/6/07           P-1     A-1+        5,000(1)
  5,000   Whistlejacket Capital LLC, Floating Rate Medium-Term Notes, 5.32%,
          due 6/5/07                                                                       P-1     A-1+        5,000(1)
                                                                                                              38,696
BANKING/FOREIGN (17.5%)
  5,000   Bank of Ireland, Unsecured Floating Rate Medium-Term Notes, 5.30%,
          due 5/21/07                                                                      P-1     A-1         5,000(1)
  3,500   Cullinan Finance Corp., Floating Rate Medium-Term Notes, 5.32%,
          due 5/14/07                                                                      P-1     A-1+        3,500(1)
 10,900   LP Pinewood SPV, Floating Rate Notes, 5.32%, due 5/3/07                          P-1                10,900
 15,000   Natexis Banques Populaires, Floating Rate Notes, 5.33%, due 5/15/07              P-1     A-1+       15,000(1)
 10,000   Nationwide Building, Floating Rate Notes, 5.37%, due 5/8/07                      P-1     A-1        10,000(1)
 10,000   Royal Bank of Canada, Floating Rate Medium-Term Notes, 5.31%,
          due 5/1/07                                                                       P-1     A-1+       10,000(1)
  3,000   Schreiber Capital Co., Floating Rate Bonds, 5.32%, due 5/3/07                    P-1                 3,000
  8,000   Unicredito Italiano PLC, Guaranteed Floating Rate Notes, 5.34%,
          due 5/9/07                                                                       P-1     A-1         8,000(1)
                                                                                                              65,400
FINANCIAL SERVICES (11.5%)
 10,500   Bear Stearns Co., Inc., Floating Rate Medium-Term Notes,
          Ser. B, 5.44% - 5.56%, due 5/1/07 - 5/8/07                                       P-1     A-1        10,508
 10,500   CIT Group, Inc., Senior Floating Rate Medium-Term Notes,
          5.60%, due 5/23/07                                                               P-1     A-1        10,515
  2,000   DNB Norbank ASA, Floating Rate Medium-Term Notes, Ser. E, 5.40%,
          due 5/25/07                                                                      P-1     A-1         2,000
  5,000   Merrill Lynch & Co., Floating Rate Medium-Term Notes, 5.36%, due 5/1/07          P-1     A-1+        5,000
  5,000   Merrill Lynch & Co., Senior Unsecured Floating Rate Notes, 5.30%, due 5/18/07    P-1     A-1         5,000
  5,000   Northern Rock PLC, Floating Rate Notes, 5.33%, due 7/23/07                       P-1     A-1         5,000(1)
  5,000   Tango Finance Corp., Floating Rate Notes, 5.37%, due 5/21/07                     P-1     A-1+        5,001(1)
                                                                                                              43,024
   TOTAL FLOATING RATE CORPORATE DEBT SECURITIES                                                             147,120

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                              RATING          VALUE ++
(000'S OMITTED)                                                                          MOODY'S    S&P   (000'S OMITTED)
PROMISSORY NOTES (2.7%)
$10,000   Goldman Sachs Promissory Notes, 5.37%, due 5/1/07                                P-1     A-1+     $ 10,000(6)
   TOTAL INVESTMENTS (99.8%)                                                                                 373,703
   Cash, receivables and other assets, less liabilities (0.2%)                                                   893
   TOTAL NET ASSETS (100.0%)                                                                                $374,596

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

+ Investments in debt securities by Lehman Brothers Core Bond Fund ("Core Bond"), Lehman Brothers High Income Bond Fund ("High Income"), Lehman Brothers Municipal Securities Trust ("Municipal Securities Trust"), Lehman Brothers Short Duration Bond Fund ("Short Duration"), and Lehman Brothers Strategic Income Fund ("Strategic Income") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities requiring daily quotations, bid price quotations are obtained from principal market makers in those securities. Investments in equity securities are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by a fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Each Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Lehman Brothers Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

++ Investment securities of Lehman Brothers Municipal Money Fund ("Municipal Money"), Lehman Brothers National Municipal Money Fund ("National Municipal Money"), Lehman Brothers New York Municipal Money Fund ("New York Municipal Money"), Lehman Brothers Tax-Free Money Fund ("Tax-Free Money") , and Neuberger Berman Cash Reserves ("Cash Reserves") are valued at amortized cost, which approximates U.S. federal income tax cost.

#    At cost, which approximates market value.

## At April 30, 2007, selected fund information on a U.S. federal income tax basis was as follows:

                                                                            NET
                                            GROSS          GROSS        UNREALIZED
                                         UNREALIZED     UNREALIZED     APPRECIATION
(000'S OMITTED)                COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
CORE BOND                    $104,095      $   277         $401          $  (124)
HIGH INCOME                   530,430       15,021          648           14,373
MUNICIPAL SECURITIES TRUST     28,394          459          142              317
SHORT DURATION                116,206          365          971             (606)
STRATEGIC INCOME               19,834          981          232              749

@@ Municipal securities held by Municipal Money, National Municipal Money, New York Municipal Money, and Tax-Free Money are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Municipal securities held by Municipal Securities Trust are within the four highest rating categories assigned by a NRSRO or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 87%, 65%, 85%, 85% and 88% of the municipal securities held by Municipal Money, Municipal Securities Trust, National Municipal Money, New York Municipal Money, and Tax-Free Money, respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

~~ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the fund's investment manager.

~ Managed by an affiliate of Neuberger Berman Management Inc. ("Management") and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

*    Security did not produce income during the last twelve months.

! These securities were held in escrow at April 30, 2007, to cover the below listed outstanding call options written for Strategic Income:

NUMBER OF                                                MARKET VALUE
 SHARES               SECURITIES AND OPTIONS              OF OPTIONS
    700     American International Group May 2007 @ 80      $    0
  1,000     Anheuser-Busch September 2007 @ 55                   0
  1,500     First Data May 2007 @ 27.5                       8,000
  1,500     General Electric June 2007 @ 40                      0
  1,000     Novartis AG ADR July 2007 @ 65                       0
    800     Wyeth July 2007 @ 55                             2,000

^^ Principal amount is stated in the currency in which the security is denominated.

     AUD = Australian Dollar

     CAD = Canadian Dollar

     DKK = Danish Krone

     EUR = Euro

     GBP = British Pound

     JPY = Japanese Yen

(1) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At April 30, 2007, these securities amounted to $4,075,000 or 4.9% of net assets for Core Bond, $135,047,000 or 27.7% of net assets for High Income, $38,280,000 or 4.8% of net assets for Municipal Money, $5,200,000 or 1.8% of net assets for National Municipal Money, $22,940,000 or 9.7% of net assets for New York Municipal Money, $5,493,000 or 4.9% of net assets for Short Duration, $1,407,000 or 7.2% of net assets for Strategic Income, $188,220,000 or 14.7% of net assets for Tax-Free Money and $115,884,000 or 30.9% of net assets for Cash Reserves.

(2) All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

(3)  Security is guaranteed by the corporate or non-profit obligor.

(4) All or a portion of this security was purchased on a when-issued basis. At April 30, 2007, these securities amounted to $21,736,000 for Core Bond, $1,138,000 for High Income, $4,007,000 for Municipal Money, $3,001,000 for National Municipal Money, $4,183,000 for New York Municipal Money, $942,000 for Strategic Income and $2,337,000 for Tax-Free Money, respectively.

(5) All or a portion of this security is segregated as collateral for when-issued purchase commitments, forward foreign currency contracts and/or financial futures contracts.

(6) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2007.

(7) Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

(8)  Not rated by a nationally recognized statistical rating organization.

(9)  Rated A- by Fitch Investors Services, Inc.

a Security is subject to a guarantee provided by ABN AMRO Bank NV, backing 100% of the total principal.

b Security is subject to a guarantee provided by Banco Santander, backing 100% of the total principal.

c Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

d Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

e Security is subject to a guarantee provided by Bank of the West, backing 100% of the total principal.

f Scurity is subject to a guarantee provided by Landesbank Hessen-Thveringen Girozentrale, backing 100% of the total principal.

g Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.

h Security is subject to a guarantee provided by Bear Stearns, backing 100% of the total principal.

i Security is subject to a guarantee provided by BNP Paribas, backing 100% of the total principal.

j Security is subject to a guarantee provided by Chase Bank, backing 100% of the total principal.

k Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

l Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

m Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

n Security is subject to a guarantee provided by by Depfa Bank PLC, backing 100% of the total principal.

o Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

p Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

q Security is subject to a guarantee provided by Goldman Sachs, backing 100% of the total principal.

r Security is subject to a guarantee provided by Harris Trust & Savings Bank, backing 100% of the total principal.

s Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

t Security is subject to a guarantee provided by KBC Bank, backing 100% of the total principal.

u Security is subject to a guarantee provided by Key Bank, backing 100% of the total principal.

v Security is subject to a guarantee provided by M&T Bank, backing 100% of the total principal.

w Security is subject to a guarantee provided by Mellon Bank, backing 100% of the total principal.

x Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

y Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

z Security is subject to a guarantee provided by National City Bank, backing 100% of the total principal.

aa Security is subject to a guarantee provided by Norwest Bank, backing 100% of the total principal.

bb Security is subject to a guarantee provided by PNC Bank, backing 100% of the total principal.

cc Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

dd Security is subject to a guarantee provided by State Street Bank & Trust Co., backing 100% of the total principal.

ee Security is subject to a guarantee provided by Svenska Handelsbank, backing 100% of the total principal.

ff Security is subject to a guarantee provided by TD Banknorth N.A., backing 100% of the total principal.

gg Security is subject to a guarantee provided by Trinity Funding Co. LLC, backing 100% of the total principal.

hh Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

ii Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.

jj Security is subject to a guarantee provided by WesCorp Credit Union, backing 100% of the total principal.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

LEHMAN BROTHERS INCOME FUNDS
(000's OMITTED EXCEPT PER SHARE AMOUNTS)

                                                                          CORE BOND      HIGH INCOME        MUNICIPAL
                                                                            FUND           BOND FUND       MONEY FUND
                                                                       --------------   --------------   --------------
                                                                       APRIL 30, 2007   APRIL 30, 2007   APRIL 30, 2007
ASSETS
Investments in securities, at value*+ (Notes A & F)--see Schedule of
Investments:
Unaffiliated issuers                                                      $102,318         $468,788         $800,858
Affiliated issuers                                                           1,653           76,015               --
Repurchase agreements                                                           --               --               --
                                                                           103,971          544,803          800,858
Cash                                                                            --               --               --
Foreign currency                                                                --               --               --
Dividends and interest receivable                                              590           10,040            6,196
Receivable for securities sold                                                  85            9,320              125
Receivable for variation margin (Note A)                                        --               --               --
Receivable for Fund shares sold                                                141              348                3
Receivable from administrator--net (Note B)                                     --               --               --
Receivable for securities lending income (Note A)                               --              339               --
Prepaid expenses and other assets                                                2               12               41
                                                                       ------------------------------------------------
Total Assets                                                               104,789          564,862          807,223
                                                                       ------------------------------------------------
LIABILITIES
Distributions payable                                                           23              265              496
Option contracts written, at market value (Note A)                              --               --               --
Net payable for forward foreign currency exchange contracts (Note C)            --               --               --
Due to custodian                                                                --               --               28
Payable for collateral on securities loaned (Note A)                            --           66,475               --
Payable for securities purchased                                            21,945            8,149            4,007
Payable for Fund shares redeemed                                                94            2,069                6
Payable to investment manager--net (Notes A & B)                                --              192              166
Payable to administrator--net (Note B)                                           7              109              160
Payable for securities lending fees (Note A)                                    --              320               --
Accrued expenses and other payables                                             84              154              115
                                                                       ------------------------------------------------
Total Liabilities                                                           22,153           77,733            4,978
                                                                       ------------------------------------------------
Net Assets at value                                                       $ 82,636         $487,129         $802,245
                                                                       ------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                           $ 83,366         $493,566         $802,230
Undistributed net investment income (loss)                                      --               23                1
Distributions in excess of net investment income                                (4)              --               --
Accumulated net realized gains (losses) on investments                        (651)         (21,282)              14
Net unrealized appreciation (depreciation) in value of investments             (75)          14,822               --
                                                                       ------------------------------------------------
Net Assets at value                                                       $ 82,636         $487,129         $802,245
                                                                       ------------------------------------------------
NET ASSETS
Investor Class                                                            $ 37,256         $487,129         $802,245
Institutional Class                                                         45,380               --               --
Reserve Class                                                                   --               --               --
Trust Class                                                                     --               --               --
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
Investor Class                                                               3,766           51,975          802,304
Institutional Class                                                          4,582               --               --
Reserve Class                                                                   --               --               --
Trust Class                                                                     --               --               --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Class                                                            $   9.89         $   9.37         $   1.00
Institutional Class                                                           9.90               --               --
Reserve Class                                                                   --               --               --
Trust Class                                                                     --               --               --
+SECURITIES ON LOAN, AT MARKET VALUE:
Unaffiliated issuers                                                      $     --         $ 64,861         $     --
*COST OF INVESTMENTS:
Unaffiliated issuers                                                      $102,393         $453,966         $800,858
Affiliated issuers                                                           1,653           76,015               --
                                                                       ------------------------------------------------
Total cost of investments                                                 $104,046         $529,981         $800,858
                                                                       ------------------------------------------------
Total cost of foreign currency                                            $     --         $     --         $     --
                                                                       ------------------------------------------------

See Notes to Financial Statements

                                                                                           NATIONAL        NEW YORK
                                                                          MUNICIPAL        MUNICIPAL       MUNICIPAL
                                                                      SECURITIES TRUST    MONEY FUND      MONEY FUND
                                                                      ----------------  --------------  --------------
                                                                       APRIL 30, 2007   APRIL 30, 2007  APRIL 30, 2007
ASSETS
Investments in securities, at value*+ (Notes A & F)- see Schedule of
Investments:
Unaffiliated issuers                                                      $28,711          $285,339        $238,479
Affiliated issuers                                                             --                --              --
Repurchase agreements                                                          --                --              --
                                                                           28,711           285,339         238,479
Cash                                                                           12                --              --
Foreign currency                                                               --                --              --
Dividends and interest receivable                                             433             1,591           2,094
Receivable for securities sold                                                 --                 5              85
Receivable for variation margin (Note A)                                       --                --              --
Receivable for Fund shares sold                                                37                --              --
Receivable from administrator-net (Note B)                                      6                39              --
Receivable for securities lending income (Note A)                              --                --              --
Prepaid expenses and other assets                                               1                13               7
                                                                      ------------------------------------------------
Total Assets                                                               29,200           286,987         240,665
                                                                      ------------------------------------------------
LIABILITIES
Distributions payable                                                          18                --             264
Option contracts written, at market value (Note A)                             --                --              --
Net payable for forward foreign currency exchange contracts (Note C)           --                --              --
Due to custodian                                                               --             1,030             268
Payable for collateral on securities loaned (Note A)                           --                --              --
Payable for securities purchased                                               --             3,001           4,183
Payable for Fund shares redeemed                                               21                --              --
Payable to investment manager-net (Notes A & B)                                 6                --              17
Payable to administrator-net (Note B)                                          --                --              55
Payable for securities lending fees (Note A)                                   --                --              --
Accrued expenses and other payables                                            38                 6              33
                                                                      ------------------------------------------------
Total Liabilities                                                              83             4,037           4,820
                                                                      ------------------------------------------------
Net Assets at value                                                       $29,117          $282,950        $235,845
                                                                      -----------------------------------------------
NET ASSETS CONSIST OF:                                                    $28,757          $282,958        $235,836
Paid-in capital                                                                --                --              --
Undistributed net investment income (loss)                                     --                --              --
Distributions in excess of net investment income                               43                (8)              9
Accumulated net realized gains (losses) on investments                        317                --              --
                                                                      ------------------------------------------------
Net unrealized appreciation (depreciation) in value of investments        $29,117          $282,950        $235,845
                                                                      ------------------------------------------------
Net Assets at value
NET ASSETS                                                                $29,117          $     --        $235,845
Investor Class                                                                 --                --              --
Institutional Class                                                            --           282,950              --
Reserve Class                                                                  --                --              --
Trust Class
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
Investor Class                                                              2,591                --         235,836
Institutional Class                                                            --                --              --
Reserve Class                                                                  --           282,958              --
Trust Class                                                                    --                --              --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Class                                                            $ 11.24          $     --        $   1.00
Institutional Class                                                            --                --              --
Reserve Class                                                                  --              1.00              --
Trust Class                                                                    --                --              --
+SECURITIES ON LOAN, AT MARKET VALUE:
Unaffiliated issuers                                                      $    --          $     --        $     --
*COST OF INVESTMENTS:
Unaffiliated issuers                                                      $28,394          $285,339        $238,479
Affiliated issuers                                                             --                --              --
                                                                      ------------------------------------------------
Total cost of investments                                                 $28,394          $285,339        $238,479
                                                                      ------------------------------------------------
Total cost of foreign currency                                            $    --          $     --        $     --
                                                                      ------------------------------------------------

                                                                     SHORT DURATION     STRATEGIC        TAX-FREE
                                                                       BOND FUND      INCOME FUND       MONEY FUND    CASH RESERVES
                                                                     --------------  --------------   --------------  --------------
                                                                     APRIL 30, 2007  APRIL 30, 2007   APRIL 30, 2007  APRIL 30, 2007
ASSETS
Investments in securities, at value*+ (Notes A & F)--see Schedule of
Investments:
Unaffiliated issuers                                                    $ 113,190      $   19,745       $ 1,271,960     $ 373,703
Affiliated issuers                                                             --             693                --            --
Repurchase agreements                                                       2,410             145                --            --
                                                                          115,600          20,583         1,271,960       373,703
Cash                                                                            5              --                --           235
Foreign currency                                                               --              24                --            --
Dividends and interest receivable                                             828             228            11,310         1,324
Receivable for securities sold                                                 --              86                25            --
Receivable for variation margin (Note A)                                       17              --                --            --
Receivable for Fund shares sold                                                94              --                --           216
Receivable from administrator-net (Note B)                                     --              39                --            --
Receivable for securities lending income (Note A)                              --               1                --            --
Prepaid expenses and other assets                                               5              --               331            17
                                                                     ---------------------------------------------------------------
Total Assets                                                              116,549          20,961         1,283,626       375,495
                                                                     ---------------------------------------------------------------
LIABILITIES
Distributions payable                                                          48              --               629           549
Option contracts written, at market value (Note A)                             --              10                --            --
Net payable for forward foreign currency exchange contracts (Note C)           --              70                --            --
Due to custodian                                                               --              77             2,358            --
Payable for collateral on securities loaned (Note A)                           --             203                --            --
Payable for securities purchased                                               --           1,123             2,337            --
Payable for Fund shares redeemed                                            3,336              --                --           153
Payable to investment manager-net (Notes A & B)                                24              10                71            32
Payable to administrator-net (Note B)                                           3              --                87           107
Payable for securities lending fees (Note A)                                   --               1                --            --
Accrued expenses and other payables                                            65              37                34            58
                                                                     ---------------------------------------------------------------
Total Liabilities                                                           3,476           1,531             5,516           899
                                                                     ---------------------------------------------------------------
Net Assets at value                                                     $ 113,073      $   19,430       $ 1,278,110     $ 374,596
                                                                     ---------------------------------------------------------------
NET ASSETS CONSIST OF:                                                  $ 134,610      $   17,904       $ 1,278,093     $ 374,642
Paid-in capital                                                                --              27                --             4
Undistributed net investment income (loss)                                    (78)             --                (2)           --
Distributions in excess of net investment income                          (21,420)            689                19           (50)
Accumulated net realized gains (losses) on investments                        (39)            810                --            --
                                                                     ---------------------------------------------------------------
Net unrealized appreciation (depreciation) in value of investments      $ 113,073      $   19,430       $ 1,278,110     $ 374,596
                                                                     ---------------------------------------------------------------
Net Assets at value
NET ASSETS                                                              $  99,073      $       --       $        --     $ 374,596
Investor Class                                                                 --          19,329                --            --
Institutional Class                                                            --              --         1,278,110            --
Reserve Class                                                              14,000             101                --            --
Trust Class
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
Investor Class                                                             10,865              --                --       374,642
Institutional Class                                                            --           1,840                --            --
Reserve Class                                                                  --              --         1,278,093            --
Trust Class                                                                 1,611              10                --            --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Class                                                          $    9.12      $       --       $        --     $    1.00
Institutional Class                                                            --           10.50                --            --
Reserve Class                                                                  --              --              1.00            --
Trust Class                                                                  8.69           10.50                --            --
+SECURITIES ON LOAN, AT MARKET VALUE:
Unaffiliated issuers                                                    $      --      $      199       $        --     $      --
*COST OF INVESTMENTS:
Unaffiliated issuers                                                    $ 115,679      $   19,011       $ 1,271,960     $ 373,703
Affiliated issuers                                                             --             693                --            --
                                                                     ---------------------------------------------------------------
Total cost of investments                                               $ 115,679      $   19,704       $ 1,271,960     $ 373,703
                                                                     ---------------------------------------------------------------
Total cost of foreign currency                                          $      --      $       24       $        --     $      --
                                                                     ---------------------------------------------------------------

Statements of Operations (Unaudited)

LEHMAN BROTHERS INCOME FUNDS
(000'S OMITTED)

                                                               CORE BOND       HIGH INCOME      MUNICIPAL
                                                                  FUND          BOND FUND       MONEY FUND
                                                             --------------  --------------  --------------
                                                              FOR THE SIX      FOR THE SIX     FOR THE SIX
                                                              MONTHS ENDED    MONTHS ENDED    MONTHS ENDED
                                                             APRIL 30, 2007  APRIL 30, 2007  APRIL 30, 2007
INVESTMENT INCOME
Income (Note A):
Interest income--unaffiliated issuers                             $2,079         $21,343        $15,155
Dividend income--unaffiliated issuers                                 --               4             --
Income from securities loaned--net (Note F)                           --             135             --
Income from investments in affiliated issuers (Notes A & F)           72             405             --
Foreign taxes withheld                                                --              (5)            --
                                                             ----------------------------------------------
Total income                                                       2,151          21,882         15,155
EXPENSES:
Investment management fees (Note B)                                   98           1,272            989
Administration fees (Note B)                                          23             159            247
Administration fees (Note B):
   Investor Class                                                     36             556            865
   Institutional Class                                                20              --             --
   Reserve Class                                                      --              --             --
   Trust Class                                                        --              --             --
Distribution fees (Note B):
   Investor Class                                                     43              --             --
Shareholder servicing agent fees:
   Investor Class                                                     14             139             41
   Institutional Class                                                 8              --             --
   Reserve Class                                                      --              --             --
   Trust Class                                                        --              --             --
Audit fees                                                            10              21             18
Custodian fees (Note B)                                               44              98            135
Insurance expense                                                      1              11              9
Legal fees                                                            63              25             19
Registration and filing fees                                          27              29            156
Shareholder reports                                                   33              44             48
Trustees' fees and expenses                                           11              11             11
Miscellaneous                                                          1              22             28
                                                             ----------------------------------------------
Total expenses                                                       432           2,387          2,566
Expenses reimbursed by administrator (Note B)                        (86)             --           (115)
Management and administration fees waived (Notes A & B)              (99)             (6)            --
Expenses reduced by custodian fee expense offset and
commission recapture arrangements (Note B)                            (1)             (7)           (27)
                                                             ----------------------------------------------
Total net expenses                                                   246           2,374          2,424
                                                             ----------------------------------------------
Net investment income (loss)                                       1,905          19,508         12,731
                                                             ----------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
NET REALIZED GAIN (LOSS) ON:
Sales of investment securities of unaffiliated issuers               457           6,360             14
Financial futures contracts                                           --              --             --
Option contracts written                                              --              --             --
Foreign currency                                                      --              --             --
Net increase from payments by affiliates (Note B)                     --              --             --
CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) IN VALUE OF:
Unaffiliated investment securities                                  (150)         10,350             --
Financial futures contracts                                           --              --             --
Option contracts                                                      --              --             --
Foreign currency                                                      --              --             --
                                                             ----------------------------------------------
Net gain (loss) on investments                                       307          16,710             14
                                                             ----------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        $2,212         $36,218        $12,745
                                                             ----------------------------------------------


See Notes to Financial Statements

                                                                MUNICIPAL       NATIONAL        NEW YORK         SHORT
                                                               SECURITIES       MUNICIPAL       MUNICIPAL       DURATION
                                                                 TRUST         MONEY FUND      MONEY FUND       BOND FUND
                                                             --------------  --------------  --------------  --------------
                                                              FOR THE SIX      FOR THE SIX     FOR THE SIX     FOR THE SIX
                                                              MONTHS ENDED    MONTHS ENDED    MONTHS ENDED    MONTHS ENDED
                                                             APRIL 30, 2007  APRIL 30, 2007  APRIL 30, 2007  APRIL 30, 2007
INVESTMENT INCOME
Income (Note A):
Interest income--unaffiliated issuers                            $ 672            $5,606         $4,247          $3,078
Dividend income--unaffiliated issuers                               --                --             --
Income from securities loaned--net (Note F)                         --                --             --
Income from investments in affiliated issuers (Notes A & F)         --                --             --              --
Foreign taxes withheld                                              --                --             --              --
                                                             --------------------------------------------------------------
Total income                                                       672             5,606          4,247           3,078
EXPENSES:
Investment management fees (Note B)                                 39               374            291             149
Administration fees (Note B)                                        10                89             19              36
Administration fees (Note B):
   Investor Class                                                   33                --            295             110
   Institutional Class                                              --                --             --              --
   Reserve Class                                                    --                30             --              --
   Trust Class                                                      --                --             --              33
Distribution fees (Note B):
   Investor Class                                                   --                --             --              --
Shareholder servicing agent fees:
   Investor Class                                                   12                --             16              47
   Institutional Class                                              --                --             --              --
   Reserve Class                                                    --                 6             --              --
   Trust Class                                                      --                --             --              11
Audit fees                                                          20                 1              8              22
Custodian fees (Note B)                                             16               106             41              50
Insurance expense                                                   --                 5              2               3
Legal fees                                                          21                13             13              31
Registration and filing fees                                        12                56              3              36
Shareholder reports                                                  4                 8              7              14
Trustees' fees and expenses                                         11                11             11              11
Miscellaneous                                                        1                 3              6               7
                                                             --------------------------------------------------------------
Total expenses                                                     179               702            712             560
Expenses reimbursed by administrator (Note B)                      (75)               --           (144)           (133)
Management and administration fees waived (Notes A & B)             --              (431)            --              --
Expenses reduced by custodian fee expense offset and
commission recapture arrangements (Note B)                          (1)               (4)            (6)             (1)
                                                             --------------------------------------------------------------
Total net expenses                                                 103               267            562             426
                                                             --------------------------------------------------------------
Net investment income (loss)                                       569             5,339          3,685           2,652
                                                             --------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
NET REALIZED GAIN (LOSS) ON:
Sales of investment securities of unaffiliated issuers              43                (8)             9              98
Financial futures contracts                                         --                --             --             (43)
Option contracts written                                            --                --             --              --
Foreign currency                                                    --                --             --             (79)
Net increase from payments by affiliates (Note B)                   --                --             --               6
CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) IN VALUE OF:
Unaffiliated investment securities                                (273)               --             --             323
Financial futures contracts                                         --                --             --               8
Option contracts                                                    --                --             --              --
Foreign currency                                                    --                --             --              28
                                                             --------------------------------------------------------------
Net gain (loss) on investments                                    (230)               (8)             9             341
                                                             --------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       $ 339            $5,331         $3,694          $2,993
                                                             --------------------------------------------------------------


                                                                STRATEGIC       TAX-FREE          CASH
                                                               INCOME FUND     MONEY FUND       RESERVES
                                                             --------------  --------------  --------------
                                                               FOR THE SIX     FOR THE SIX     FOR THE SIX
                                                              MONTHS ENDED    MONTHS ENDED    MONTHS ENDED
                                                             APRIL 30, 2007  APRIL 30, 2007  APRIL 30, 2007
INVESTMENT INCOME
Income (Note A):
Interest income--unaffiliated issuers                             $400           $22,803         $13,599
Dividend income--unaffiliated issuers                               77                --              --
Income from securities loaned--net (Note F)                          2                --              --
Income from investments in affiliated issuers (Notes A & F)          5                --              --
Foreign taxes withheld                                              (2)               --              --
                                                             ----------------------------------------------
Total income                                                       482            22,803          13,599
EXPENSES:
Investment management fees (Note B)                                 59             1,443             253
Administration fees (Note B)                                         6               377             152
Administration fees (Note B):
   Investor Class                                                   --                --             532
   Institutional Class                                               9                --              --
   Reserve Class                                                    --               126              --
   Trust Class                                                      --                --              --
Distribution fees (Note B):
   Investor Class                                                   --                --              --
Shareholder servicing agent fees:
   Investor Class                                                   --                --              82
   Institutional Class                                              11                --              --
   Reserve Class                                                    --                 8              --
   Trust Class                                                      --                --              --
Audit fees                                                          22                 7              18
Custodian fees (Note B)                                             56                21              79
Insurance expense                                                   --                 9               8
Legal fees                                                          27                13              20
Registration and filing fees                                        34                92              20
Shareholder reports                                                 14                21              15
Trustees' fees and expenses                                         11                11              11
Miscellaneous                                                        1                30              18
                                                             ----------------------------------------------
Total expenses                                                     250             2,158           1,208
Expenses reimbursed by administrator (Note B)                     (167)               --              --
Management and administration fees waived (Notes A & B)             --              (924)            (51)
Expenses reduced by custodian fee expense offset and
commission recapture arrangements (Note B)                          --              (144)             (3)
                                                             ----------------------------------------------
Total net expenses                                                  83             1,090           1,154
                                                             ----------------------------------------------
Net investment income (loss)                                       399            21,713          12,445
                                                             ----------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
NET REALIZED GAIN (LOSS) ON:
Sales of investment securities of unaffiliated issuers             814                19              (6)
Financial futures contracts                                         --                --              --
Option contracts written                                             4                --              --
Foreign currency                                                   (18)               --              --
Net increase from payments by affiliates (Note B)                   --                --              --
CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) IN VALUE OF:
Unaffiliated investment securities                                (281)               --              --
Financial futures contracts                                         --                --              --
Option contracts                                                    16                --              --
Foreign currency                                                   (59)               --              --
                                                             ----------------------------------------------
Net gain (loss) on investments                                     476                19              (6)
                                                             ----------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        $875           $21,732         $12,439
                                                             ----------------------------------------------

See Notes to Financial Statements

Statements of Changes in Net Assets

LEHMAN BROTHERS INCOME FUNDS
(000'S OMITTED)

                                                            CORE BOND FUND          HIGH INCOME BOND FUND
                                                       ------------------------   ------------------------
                                                       SIX MONTHS       YEAR      SIX MONTHS       YEAR
                                                          ENDED        ENDED         ENDED        ENDED
                                                        APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,
                                                          2007          2006         2007          2006
                                                       (UNAUDITED)                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                            $ 1,905      $  3,376     $  19,508     $  42,320
Net realized gain (loss) on investments                     457          (643)        6,360       (16,526)
Net increase from payments by affiliates (Note B)            --            --            --            --
Change in net unrealized appreciation
(depreciation) of investments                              (150)        1,335        10,350        15,068
Net increase (decrease) in net assets resulting from
operations                                                2,212         4,068        36,218        40,862
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class                                             (782)       (1,386)      (19,385)      (42,445)
Institutional Class                                      (1,110)       (2,100)           --            --
Reserve Class                                                --            --            --            --
Trust Class                                                  --            --            --            --
Net realized gain on investments:
Investor Class                                               --          (994)           --            --
Institutional Class                                          --        (1,396)           --            --
Reserve Class                                                --            --            --            --
Total distributions to shareholders                      (1,892)       (5,876)      (19,385)      (42,445)
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                            9,395        12,621        71,280       182,483
Institutional Class                                       3,159         4,949            --            --
Reserve Class                                                --            --            --            --
Trust Class                                                  --            --            --            --
Proceeds from reinvestment of dividends
and distributions:
Investor Class                                              671         2,061        17,765        38,915
Institutional Class                                       1,111         3,491            --            --
Reserve Class                                                --            --            --            --
Trust Class                                                  --            --            --            --
Payments for shares redeemed:
Investor Class                                           (6,806)      (11,837)     (207,032)     (411,231)
Institutional Class                                      (3,578)      (10,298)           --            --
Reserve Class                                                --            --            --            --
Trust Class                                                  --            --            --            --
Net increase (decrease) from Fund share transactions      3,952           987      (117,987)     (189,833)
NET INCREASE (DECREASE) IN NET ASSETS                     4,272          (821)     (101,154)     (191,416)
NET ASSETS:
Beginning of period                                      78,364        79,185       588,283       779,699
End of period                                           $82,636      $ 78,364     $ 487,129     $ 588,283
Undistributed net investment income (loss) at
end of period                                           $    --      $     --     $      23     $      --
Distributions in excess of net investment income at
end of period                                           $    (4)     $    (17)    $      --     $    (100)

See Notes to Financial Statements

                                                                                      MUNICIPAL              NATIONAL MUNICIPAL
                                                       MUNICIPAL MONEY FUND        SECURITIES TRUST              MONEY FUND
                                                     ------------------------  -----------------------  ---------------------------
                                                                                                                      PERIOD FROM
                                                                                                                      DECEMBER 19,
                                                                                                                          2005
                                                      SIX MONTHS      YEAR     SIX MONTHS      YEAR      SIX MONTHS   (COMMENCEMENT
                                                        ENDED        ENDED        ENDED       ENDED        ENDED     OF OPERATIONS)
                                                      APRIL 30,   OCTOBER 31,   APRIL 30,  OCTOBER 31,    APRIL 30,  TO OCTOBER 31,
                                                         2007         2006        2007         2006         2007          2006
                                                     (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                         $    12,731  $    22,836   $   569      $ 1,168    $     5,339     $     4,618
Net realized gain (loss) on investments                       14           16        43          126             (8)             16
Net increase from payments by affiliates (Note B)             --           --        --           --             --              --
Change in net unrealized appreciation
(depreciation) of investments                                 --           --      (273)          86             --              --
Net increase (decrease) in net assets resulting from
operations                                                12,745       22,852       339        1,380          5,331           4,634
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class                                           (12,731)     (22,836)     (569)      (1,168)            --              --
Institutional Class                                           --           --        --           --             --              --
Reserve Class                                                 --           --        --           --         (5,339)         (4,618)
Trust Class                                                   --           --        --           --             --              --
Net realized gain on investments:
Investor Class                                               (14)          --      (126)        (158)            --              --
Institutional Class                                           --           --        --           --             --              --
Reserve Class                                                 --           --        --           --            (16)             --
Total distributions to shareholders                      (12,745)     (22,836)     (695)      (1,326)        (5,355)         (4,618)
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                         3,494,514    5,104,293     2,827        4,122             --              --
Institutional Class                                           --           --        --           --             --              --
Reserve Class                                                 --           --        --           --      1,819,903       1,805,891
Trust Class                                                   --           --        --           --             --              --
Proceeds from reinvestment of dividends
and distributions:
Investor Class                                             8,796       10,110       562        1,101             --              --
Institutional Class                                           --           --        --           --             --              --
Reserve Class                                                 --           --        --           --          5,188           3,040
Trust Class                                                   --           --        --           --             --              --
Payments for shares redeemed:
Investor Class                                        (3,474,215)  (4,928,381)   (6,009)      (6,870)            --              --
Institutional Class                                           --           --        --           --             --              --
Reserve Class                                                 --           --        --           --     (1,712,661)     (1,638,403)
Trust Class                                                   --           --        --           --             --              --
Net increase (decrease) from Fund share transactions      29,095      186,022    (2,620)      (1,647)       112,430         170,528
NET INCREASE (DECREASE) IN NET ASSETS                     29,095      186,038    (2,976)      (1,593)       112,406         170,544
NET ASSETS:
Beginning of period                                      773,150      587,112    32,093       33,686        170,544              --
End of period                                        $   802,245  $   773,150   $29,117      $32,093    $   282,950     $   170,544
Undistributed net investment income (loss) at
end of period                                        $         1  $         1   $    --      $    --    $        --     $        --
Distributions in excess of net investment income at
end of period                                        $        --  $        --   $    --      $    --    $        --     $        --

LEHMAN BROTHERS INCOME FUNDS
(000's OMITTED)

                                                        NEW YORK MUNICIPAL MONEY FUND     SHORT DURATION BOND FUND
                                                       -------------------------------   -------------------------
                                                                        PERIOD FROM
                                                        SIX MONTHS   DECEMBER 19, 2005    SIX MONTHS       YEAR
                                                          ENDED       (COMMENCEMENT OF      ENDED         ENDED
                                                        APRIL 30,      OPERATIONS) TO     APRIL 30,    OCTOBER 31,
                                                           2007       OCTOBER 31, 2006       2007          2006
                                                       (UNAUDITED)                       (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                            $   3,685        $   3,923        $   2,652     $   6,264
Net realized gain (loss) on investments                         9                4              (24)       (1,023)
Net increase from payments by affiliates (Note B)              --               --                6            --
Change in net unrealized appreciation
(depreciation) of investments                                  --               --              359         1,641
Net increase (decrease) in net assets resulting from
operations                                                  3,694            3,927            2,993         6,882
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class                                             (3,685)          (3,923)          (2,537)       (6,508)
Institutional Class                                            --               --               --            --
Reserve Class                                                  --               --               --            --
Trust Class                                                    --               --             (361)         (775)
Net realized gain on investments:
Investor Class                                                 (4)              --               --            --
Institutional Class                                            --               --               --            --
Reserve Class                                                  --               --               --            --
Total distributions to shareholders                        (3,689)          (3,923)          (2,898)       (7,283)
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                            853,845          851,383            3,916        18,507
Institutional Class                                            --               --               --            --
Reserve Class                                                  --               --               --            --
Trust Class                                                    --               --            1,678         4,183
Proceeds from reinvestment of dividends
and distributions:
Investor Class                                              2,119            1,866            2,324         6,086
Institutional Class                                            --               --               --            --
Reserve Class                                                  --               --               --            --
Trust Class                                                    --               --              350           744
Payments for shares redeemed:
Investor Class                                           (793,314)        (680,063)         (15,320)      (67,970)
Institutional Class                                            --               --               --            --
Reserve Class                                                  --               --               --            --
Trust Class                                                    --               --           (4,650)       (8,420)
Net increase (decrease) from Fund share transactions       62,650          173,186          (11,702)      (46,870)
NET INCREASE (DECREASE) IN NET ASSETS                      62,655          173,190          (11,607)      (47,271)
NET ASSETS:
Beginning of period                                       173,190               --          124,680       171,951
End of period                                           $ 235,845        $ 173,190        $ 113,073     $ 124,680
Undistributed net investment income (loss) at
end of period                                           $      --        $      --        $      --     $     168
Distributions in excess of net investment income at
end of period                                           $      --        $      --        $     (78)    $      --

See Notes to Financial Statements

                                                         STRATEGIC INCOME FUND           TAX-FREE MONEY FUND
                                                       -------------------------   -------------------------------
                                                                                                    PERIOD FROM
                                                        SIX MONTHS       YEAR       SIX MONTHS   DECEMBER 19, 2005
                                                          ENDED         ENDED         ENDED       (COMMENCEMENT OF
                                                        APRIL 30,    OCTOBER 31,    APRIL 30,      OPERATIONS) TO
                                                           2007          2006          2007       OCTOBER 31, 2006
                                                       (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                            $    399      $    855     $    21,713      $    17,837
Net realized gain (loss) on investments                      800           870              19               52
Net increase from payments by affiliates (Note B)             --            --              --               --
Change in net unrealized appreciation
(depreciation) of investments                               (324)          525              --               --
Net increase (decrease) in net assets resulting from
operations                                                   875         2,250          21,732           17,889
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class                                                --            --              --               --
Institutional Class                                         (423)       (1,024)             --               --
Reserve Class                                                 --            --         (21,715)         (17,837)
Trust Class                                                   --            --              --               --
Net realized gain on investments:
Investor Class                                                --            --              --               --
Institutional Class                                         (697)       (2,009)             --               --
Reserve Class                                                 --            --             (52)              --
Total distributions to shareholders                       (1,120)       (3,033)        (21,767)         (17,837)
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                                --            --              --               --
Institutional Class                                          776         1,994              --               --
Reserve Class                                                 --            --       6,452,005        7,375,109
Trust Class                                                  100            --              --               --
Proceeds from reinvestment of dividends
and distributions:
Investor Class                                                --            --              --               --
Institutional Class                                          658         1,980              --               --
Reserve Class                                                 --            --          17,976           14,793
Trust Class                                                   --            --              --               --
Payments for shares redeemed:
Investor Class                                                --            --              --               --
Institutional Class                                       (2,261)       (8,985)             --               --
Reserve Class                                                 --            --      (6,356,957)      (6,224,833)
Trust Class                                                   --            --              --               --
Net increase (decrease) from Fund share transactions        (727)       (5,011)        113,024        1,165,069
NET INCREASE (DECREASE) IN NET ASSETS                       (972)       (5,794)        112,989        1,165,121
NET ASSETS:
Beginning of period                                       20,402        26,196       1,165,121               --
End of period                                           $ 19,430      $ 20,402     $ 1,278,110      $ 1,165,121
Undistributed net investment income (loss) at
end of period                                           $     27      $     51     $        --      $        --
Distributions in excess of net investment income at
end of period                                           $     --      $     --     $        (2)     $        --

                                                             CASH RESERVES
                                                       -------------------------

                                                        SIX MONTHS
                                                          ENDED          YEAR
                                                        APRIL 30,       ENDED
                                                           2007      OCTOBER 31,
                                                       (UNAUDITED)       2006
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                            $  12,445     $  24,485
Net realized gain (loss) on investments                        (6)          (33)
Net increase from payments by affiliates (Note B)              --            --
Change in net unrealized appreciation
(depreciation) of investments                                  --            --
Net increase (decrease) in net assets resulting from
operations                                                 12,439        24,452
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class                                            (12,445)      (24,485)
Institutional Class                                            --            --
Reserve Class                                                  --            --
Trust Class                                                    --            --
Net realized gain on investments:
Investor Class                                                 --            --
Institutional Class                                            --            --
Reserve Class                                                  --            --
Total distributions to shareholders                       (12,445)      (24,485)
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
Investor Class                                            400,472       796,495
Institutional Class                                            --            --
Reserve Class                                                  --            --
Trust Class                                                    --            --
Proceeds from reinvestment of dividends
and distributions:
Investor Class                                              7,988        14,143
Institutional Class                                            --            --
Reserve Class                                                  --            --
Trust Class                                                    --            --
Payments for shares redeemed:
Investor Class                                           (639,716)     (684,710)
Institutional Class                                            --            --
Reserve Class                                                  --            --
Trust Class                                                    --            --
Net increase (decrease) from Fund share transactions     (231,256)      125,928
NET INCREASE (DECREASE) IN NET ASSETS                    (231,262)      125,895
NET ASSETS:
Beginning of period                                       605,858       479,963
End of period                                           $ 374,596     $ 605,858
Undistributed net investment income (loss) at
end of period                                           $       4     $       4
Distributions in excess of net investment income at
end of period                                           $      --     $      --

Notes to Financial Statements Income Funds (Unaudited)

Note A--Summary of Significant Accounting Policies:

1 GENERAL: Lehman Brothers Core Bond Fund ("Core Bond"), Lehman Brothers High Income Bond Fund ("High Income") (formerly, Neuberger Berman High Income Bond Fund), Lehman Brothers Municipal Money Fund ("Municipal Money"), Lehman Brothers Municipal Securities Trust ("Municipal Securities Trust")(formerly, Neuberger Berman Municipal Securities Trust ), Lehman Brothers National Municipal Money Fund ("National Municipal Money")(formerly, National Municipal Money Fund), Lehman Brothers New York Municipal Money Fund ("New York Municipal Money"), Lehman Brothers Short Duration Bond Fund ("Short Duration") (formerly, Neuberger Berman Limited Maturity Bond Fund), Lehman Brothers Strategic Income Fund ("Strategic Income") (formerly, Neuberger Berman Strategic Income Fund), Lehman Brothers Tax-Free Money Fund ("Tax-Free Money")(formerly, Tax-Free Money
     Fund), and Neuberger Berman Cash Reserves ("Cash Reserves"), (individually a "Fund", collectively, the "Funds") are separate operating series of Lehman Brothers Income Funds (formerly, Neuberger Berman Income Funds) (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Seven funds offer Investor Class shares, two offer Institutional Class shares, two offer Reserve Class shares, and two offer Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Municipal Money, National Municipal Money, New York Municipal Money, Tax-Free Money, and Cash Reserves to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share. Each of these Funds complies with Rule 2a-7 of the 1940 Act.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following each Fund's Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. For Strategic Income, dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for High Income, Short Duration and Strategic Income, foreign currency transactions), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond and High Income participated as a plaintiff. The amounts of such proceeds for the six months ended April 30, 2007 were $315,581 and $22,732 for Core Bond and High Income, respectively.

5 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, expiration of capital loss carryforwards, characterization of distributions, the tax character of the proceeds from the settlement of class action litigations, distribution redesignations, and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

                                                                   DISTRIBUTIONS PAID FROM:
                           ---------------------------------------------------------------------------------------------------------
                                                             TAX-EXEMPT                LONG-TERM
                                 TAXABLE INCOME                INCOME                CAPITAL GAIN                  TOTAL
                           --------------------------  -----------------------  -----------------------  ---------------------------
                              2006           2005          2006         2005       2006        2005          2006         2005
CORE BOND                  $ 5,576,922  $   245,947(1) $        --  $       --  $  298,651  $     --(2)  $ 5,875,573  $   245,947(3)
HIGH INCOME                 42,445,085   49,232,483             --          --          --        --      42,445,085   49,232,483
MUNICIPAL MONEY                     --           --     22,836,205   8,497,236          --        --      22,836,205    8,497,236
MUNICIPAL SECURITIES TRUST         309       58,183      1,167,212   1,226,282     157,909   167,792       1,325,430    1,452,257
NATIONAL MUNICIPAL MONEY            --           --      4,617,630          --          --        --       4,617,630           --
NEW YORK MUNICIPAL MONEY            --           --      3,923,358          --          --        --       3,923,358           --
SHORT DURATION               7,282,810    6,729,866             --          --          --        --       7,282,810    6,729,866
STRATEGIC INCOME             1,828,375    1,461,463             --          --   1,204,793        --       3,033,168    1,461,463
TAX-FREE MONEY                      --           --     17,837,465          --          --        --      17,837,465           --
CASH RESERVES               24,484,476   11,786,263             --          --          --        --      24,484,476   11,786,263

(1) For the period October 1, 2005 to October 31, 2005. $7,871,574 for the year ended September 30, 2005.

(2) For the period October 1, 2005 to October 31, 2005. $2,180,786 for the year ended September 30, 2005.

(3) For the period October 1, 2005 to October 31, 2005. $10,052,360 for the year ended September 30, 2005.

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                             UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED         LOSS
                                ORDINARY       TAX-EXEMPT       LONG-TERM     APPRECIATION    CARRYFORWARDS
                                 INCOME          INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS      TOTAL
CORE BOND                       $     --        $     --        $     --       $    28,705     ($1,062,175)    ($1,033,470)
HIGH INCOME                      181,177              --              --         4,368,112     (27,538,641)    (22,989,352)
MUNICIPAL MONEY                   14,262         755,942              --                --              --         770,204
MUNICIPAL SECURITIES TRUST            --          17,266         125,735           589,561              --         732,562
NATIONAL MUNICIPAL MONEY          16,094          21,937              --                --              --          38,031
NEW YORK MUNICIPAL MONEY           4,144         249,588              --                --              --         253,732
SHORT DURATION                   205,527              --              --        (1,136,927)    (20,663,539)    (21,594,939)
STRATEGIC INCOME                 214,260              --         553,746         1,002,852              --       1,770,858
TAX-FREE MONEY                    51,582         398,522              --                --              --         450,104
CASH RESERVES                    977,500              --              --                --         (43,922)        933,578

     The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, mark to market on certain foreign currency transactions, capital loss carryforwards, amortization of bond premium, and organization expenses.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                               EXPIRING IN:
                    ----------------------------------------------------------------------------------------------
                       2007         2008        2009        2010      2011       2012        2013         2014
CORE BOND           $       --   $       --   $     --   $       --    $--   $  325,420   $  736,755   $        --
HIGH INCOME(1)       2,845,092    2,021,774    923,187    1,332,365     --           --    3,865,877    16,550,346
SHORT DURATION(2)    5,146,514    7,177,986    456,883           --     --    2,468,731    3,168,736     2,244,689
CASH RESERVES               --           --         --           --     --           --       10,879        33,043

(1) Of the total capital loss carryforwards shown above for High Income, $5,790,053 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

(2) Of the total capital loss carryforwards shown above for Short Duration, $1,470,666 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund (except Strategic Income) to declare distributions from net investment income on each business day; such distributions are paid monthly. Strategic Income generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

     Strategic Income invests a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2007, the Fund estimated these amounts for the period January 1, 2007 to April 30, 2007 within the financial statements since the 2007 information is not available from the REITs until after the Fund's fiscal period. For the year ended

     October 31, 2006, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: Core Bond, High Income, Municipal Securities Trust, Short Duration, and Strategic Income may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended April 30, 2007, Core Bond, High Income, Municipal Securities Trust, and Strategic Income did not enter into any financial futures contracts. During the six months ended April 30, 2007, Short Duration entered into financial futures contracts. At April 30, 2007, open positions in financial futures contracts were:

EXPIRATION            OPEN CONTRACTS          POSITION   UNREALIZED APPRECIATION

June 2007    80 U.S. Treasury Notes, 2 Year     Long             $36,922

     At April 30, 2007, Short Duration had deposited $146,000 in Fannie Mae Whole Loan, 10.11%, due 6/25/44, in a segregated account to cover margin requirements on open futures contracts.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income, Short Duration, and Strategic Income may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 CALL OPTIONS: Premiums received by Strategic Income upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of written option transactions for Strategic Income for the six months ended April 30, 2007:

                                   NUMBER   VALUE WHEN WRITTEN

CONTRACTS OUTSTANDING 10/31/2006   13,500        $14,000
CONTRACTS WRITTEN                   6,800          6,600
CONTRACTS EXPIRED                  (2,000)        (1,200)
CONTRACTS EXERCISED                (7,700)        (7,600)
CONTRACTS CLOSED                   (4,100)        (5,400)
CONTRACTS OUTSTANDING 4/30/2007     6,500        $ 6,400

11 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted Core Bond, High Income, Short Duration and Strategic Income in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for these Funds. Currently, Core Bond and Short Duration are not guaranteed any particular level of income from the program.

     Under the securities lending arrangements, Core Bond, High Income, Short Duration and Strategic Income each receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each of these Funds may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

     Net income from the applicable lending program represents the guaranteed amount, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2007, the approximate amount of net income received by High Income and Strategic Income under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned-net"; the approximate amount of income earned on cash collateral and guaranteed amounts; and the approximate amount of fees and expenses paid on securities loaned are as follows:

                                       AMOUNT EARNED ON CASH
                   NET INCOME   COLLATERAL AND GUARANTEED AMOUNTS*   FEES AND EXPENSES PAID
HIGH INCOME         $135,048                $1,894,229                     $1,759,181
STRATEGIC INCOME       1,818                     7,830                          6,012

* The amount of income earned on cash collateral and guaranteed amounts includes the following approximate amounts of interest income earned from Quality Fund:

                                                                      INTEREST INCOME EARNED
                                                                       FROM THE QUALITY FUND

HIGH INCOME                                                                $1,726,526
STRATEGIC INCOME                                                                5,269

12 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13 DOLLAR ROLLS: Core Bond, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

14 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2007, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2007, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the six months ended April 30, 2007, management fees waived and income earned under this Arrangement were as follows:

                                                 MANAGEMENT FEES WAIVED   INCOME EARNED

CORE BOND                                                 $1,131             $72,296
HIGH INCOME                                                6,275             405,394
STRATEGIC INCOME                                              83               5,499

16 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

17 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income, Strategic Income, and Cash Reserves) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income, Strategic Income, and Cash Reserves each pay Management a fee for investment management services at the annual rates of 0.48%, 0.60%, and 0.10%, respectively, of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.25% and 0.02% of the average daily net assets of Core Bond and Cash Reserves, respectively. Management may, at its sole discretion, terminate these agreements without notice to the Funds. For the six months ended April 30, 2007, such waived fees amounted to $98,302 and $50,635 for Core Bond and Cash Reserves, respectively.

     LBAM, as sub-adviser to all Funds except for Strategic Income, and Neuberger Berman, LLC ("Neuberger"), as sub-adviser to Strategic Income, receive a monthly fee paid by Management. These Funds do not pay a fee directly to LBAM or Neuberger for such services.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Investor Class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, each Fund's Reserve Class pays Management an administration fee at the annual rate of 0.02% of its average daily net assets, and the Trust Class of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                              CONTRACTUAL
                                                                             REIMBURSEMENT
                                             CONTRACTUAL                    FROM MANAGEMENT
                                               EXPENSE                    FOR THE SIX MONTHS
CLASS                                       LIMITATION(1)   EXPIRATION   ENDED APRIL 30, 2007
CORE BOND INVESTOR CLASS                       0.85%         10/31/17          $ 39,209
CORE BOND INSTITUTIONAL CLASS                  0.45%         10/31/17            46,556
HIGH INCOME INVESTOR CLASS                     1.00%         10/31/10                --
MUNICIPAL MONEY INVESTOR CLASS                 0.59%         10/31/10           114,952
MUNICIPAL SECURITIES TRUST INVESTOR CLASS      0.65%         10/31/10            75,444
NEW YORK MUNICIPAL MONEY INVESTOR CLASS        0.59%(2)      10/31/10            25,802
SHORT DURATION INVESTOR CLASS                  0.70%         10/31/10           104,765
SHORT DURATION TRUST CLASS                     0.80%         10/31/10            28,318
STRATEGIC INCOME INSTITUTIONAL CLASS           0.85%         10/31/17           166,530
STRATEGIC INCOME TRUST CLASS                   1.10%         10/31/10               400
CASH RESERVES INVESTOR CLASS                   0.65%         10/31/10                --

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Effective June 5, 2006, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that the total annual Operating Expenses of the Fund are limited to 0.52% of the average daily net assets. In addition, effective January 17, 2007, Management voluntarily agreed to waive certain expenses of the Investor Class of New York Municipal Money, so that the total annual Operating Expenses of the Fund are limited to 0.47% of the average daily net assets. For the six months ended April 30, 2007, such voluntarily waived fees amounted to $118,089.

     The Investor Classes of Core Bond, High Income, Municipal Money, Municipal Securities Trust, New York Municipal Money, Short Duration and Cash Reserves, the Institutional Classes of Core Bond and Strategic Income, and the Trust Classes of Short Duration and Strategic Income have each agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2007, there was no reimbursement to Management. At April 30, 2007, contingent liabilities to Management under the agreement were as follows:

                                                                  EXPIRING IN:
                                            --------------------------------------------------------
                                              2007        2008        2009       2010        TOTAL
CORE BOND INVESTOR CLASS                    $     --   $ 51,691(1)  $119,159   $ 39,209   $  210,059
CORE BOND INSTITUTIONAL CLASS                            91,826(1)    98,223     46,556      236,605
MUNICIPAL MONEY INVESTOR CLASS                    --         --      193,464    114,952      308,416
MUNICIPAL SECURITIES TRUST INVESTOR CLASS    156,342    157,589      176,704     75,444      566,079
NEW YORK MUNICIPAL MONEY INVESTOR CLASS           --         --      123,196     25,802      148,998
SHORT DURATION INVESTOR CLASS                118,706    145,616      144,034    104,765      510,330
SHORT DURATION TRUST CLASS                    47,081     49,486       47,206     28,318      171,679
STRATEGIC INCOME INSTITUTIONAL CLASS         240,824    297,154      336,211    166,530    1,040,719
STRATEGIC INCOME TRUST CLASS                      --         --           --        400          400

(1) Certain amounts expire during the period as a result of the change in year end.

     Management has voluntarily undertaken to reimburse and/or waive operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                           VOLUNTARY
                                                           INVESTMENT MANAGEMENT      REIMBURSEMENT FROM
                                           VOLUNTARY      AND ADMINISTRATION FEES       MANAGEMENT FOR
                                            EXPENSE      WAIVED FOR THE SIX MONTHS   THE SIX MONTHS ENDED
CLASS                                    LIMITATION(1)      ENDED APRIL 30, 2007        APRIL 30, 2007
NATIONAL MUNICIPAL MONEY RESERVE CLASS      0.17%                 $431,099                    $--
TAX-FREE MONEY RESERVE CLASS                0.20%(2)               923,976                     --

(1) Expense limitation per annum of the respective class' average daily net assets. Management may, at its sole discretion, terminate this agreement without notice to each Fund.

(2) Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of National Municipal Money and Tax-Free Money, so that the total annual Operating Expenses of each Fund are limited to 0.23% of average net assets.

     Management, Neuberger, a member firm of the New York Stock Exchange, and LBAM, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM, as the sub-adviser to High Income, Municipal Money, Municipal Securities Trust, Short Duration, and Cash Reserves, and Neuberger as sub-adviser to Strategic Income, are retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. LBAM, as sub-adviser to Core Bond, National Municipal Money, New York Municipal, and Tax-Free Money, is retained by Management to provide day-to-day investment management services. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and Neuberger and/or Management.

     Each Fund also has a distribution agreement with Management with respect to each class of shares. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Core Bond Investor Class and the Strategic Income Trust Class under their Plans, as described below.

     For Core Bond's Investor Class and Strategic Income's Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class' average daily net assets and 0.10% of Strategic Income Trust Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

     For the six months ended April 30, 2007, Short Duration recorded a capital contribution from Management in the amount of $6,457. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

     Strategic Income has entered into a commission recapture program, which enables the Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended April 30, 2007, the impact of this arrangement on Strategic Income was a reduction of expenses of $209.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2007, the impact of this arrangement was a reduction of expenses of $1,379, $6,633, $26,595, $1,095, $4,353, $5,608, $1,419, $177, $143,541, and $3,060 for Core Bond,
     High Income, Municipal Money, Municipal Securities Trust, National Municipal Money, New York Municipal Money, Short Duration, Strategic Income, Tax-Free Money, and Cash Reserves, respectively.

Note C--Securities Transactions:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the six months ended April 30, 2007 were as follows:

                               PURCHASES OF                               SALES AND             SALES AND
                             U.S. GOVERNMENT   PURCHASES EXCLUDING   MATURITIES OF U.S.   MATURITIES EXCLUDING
                                AND AGENCY     U.S. GOVERNMENT AND     GOVERNMENT AND      U.S. GOVERNMENT AND
                               OBLIGATIONS      AGENCY OBLIGATIONS   AGENCY OBLIGATIONS    AGENCY OBLIGATIONS
CORE BOND                      $184,104,421        $ 19,186,456         $176,588,242          $ 28,507,947
HIGH INCOME                              --         450,082,903                   --           546,005,838
MUNICIPAL SECURITIES TRUST               --           1,073,310                   --             4,790,480
SHORT DURATION                   10,461,422          19,154,591           10,305,877            30,770,674
STRATEGIC INCOME                  3,738,345           6,800,315            2,813,673             9,854,121

     All securities transactions for Municipal Money, National Municipal Money, New York Municipal Money, Tax-Free Money, and Cash Reserves were short-term.

     During the six months ended April 30, 2007, Strategic Income had entered into various contracts to deliver currencies at specified future dates. At April 30, 2007, open contracts were as follows:

                                                                              NET UNREALIZED
                        CONTRACTS     IN EXCHANGE   SETTLEMENT                 APPRECIATION/
BUY                    TO DELIVER         FOR          DATE         VALUE     (DEPRECIATION)
EURO                    120,000 EUR     $158,717      6/13/07     $164,211        $ 5,494
BRITISH POUND            24,000 GBP       48,120      6/13/07       47,989           (131)
JAPANESE YEN         13,000,000 JPY      111,263      6/13/07      109,478         (1,785)

                                                                               NET UNREALIZED
                        CONTRACTS      IN EXCHANGE   SETTLEMENT                 APPRECIATION/
SELL                   TO DELIVER          FOR          DATE         VALUE     (DEPRECIATION)
AUSTRAILIAN DOLLAR        29,000 AUD    $   22,591     6/13/07    $   24,114      $ (1,523)
CANADIAN DOLLAR          156,000 CAD       134,892     6/13/07       141,135        (6,243)
DANISH KRONE             268,000 DKK        47,331     6/13/07        49,199        (1,868)
EURO                   1,447,000 EUR     1,917,261     6/13/07     1,980,108       (62,847)
BRITISH POUND            392,000 GBP       756,952     6/13/07       783,822       (26,870)
JAPANESE YEN         146,000,000 JPY     1,255,698     6/13/07     1,229,521        26,177

     During the six months ended April 30, 2007, brokerage commissions on securities transactions amounted to $5,893, of which Neuberger received $258, Lehman Brothers received $902, and other brokers received $4,733 for Strategic Income.

Note D--Fund Share Transactions:

Share activity for the six months ended April 30, 2007 and the year ended October 31, 2006 was as follows:

                          FOR THE SIX MONTHS ENDED APRIL 30, 2007                 FOR THE YEAR ENDED OCTOBER 31, 2006
                      ----------------------------------------------  ----------------------------------------------------------
                                     SHARES                                               SHARES
                                   ISSUED ON                                            ISSUED ON
                                  REINVESTMENT                                         REINVESTMENT
                                  OF DIVIDENDS                                         OF DIVIDENDS
                        SHARES        AND         SHARES                                   AND           SHARES
(000'S OMITTED)          SOLD    DISTRIBUTIONS   REDEEMED     TOTAL     SHARES SOLD   DISTRIBUTIONS     REDEEMED        TOTAL
CORE BOND:
Investor Class              950          68           (689)      329      1,293            210           (1,208)          295
Institutional Class         320         112           (362)       70        505            356           (1,046)         (185)
HIGH INCOME:
Investor Class            7,723       1,921        (22,430)  (12,786)    20,191          4,309          (45,459)      (20,959)
MUNICIPAL MONEY:
Investor Class        3,494,514       8,796     (3,474,215)   29,095  5,104,293         10,110       (4,928,381)      186,022
MUNICIPAL SECURITIES
TRUST:
Investor Class              249          50           (533)     (234)       365             98             (611)         (148)
NATIONAL MUNICIPAL
MONEY:
Reserve Class         1,819,903       5,188     (1,712,661)  112,430  1,805,891(1)(2)    3,040(1)    (1,638,403)(1)   170,528(1)
NEW YORK MUNICIPAL
MONEY:
Investor Class          853,845       2,119       (793,314)   62,650    851,383(1)(2)    1,866(1)      (680,063)(1)   173,186(1)
SHORT DURATION:
Investor Class              430         255         (1,681)     (996)     2,040            670           (7,473)       (4,763)
Trust Class                 194          40           (536)     (302)       483             86             (971)         (402)
STRATEGIC INCOME:
Institutional Class          73          65           (214)      (76)       188            195             (870)         (487)
Trust Class(3)               10          --             --        10         --             --               --            --
TAX-FREE MONEY:
Reserve Class         6,452,005      17,976     (6,356,957)  113,024  7,375,109(1)(2)   14,793(1)    (6,224,833)(1) 1,165,069(1)
CASH RESERVES:
Investor Class          400,472       7,988       (639,716) (231,256)   796,495         14,143         (684,710)      125,928

(1) Period from December 19, 2005 (Commencement of operations) to October 31, 2006.

(2)  Includes initial capitalization of $10 on December 19, 2005.

(3)  Period from April 2, 2007 to April 30, 2007.

Note E--Line of Credit:

     At April 30, 2007, Core Bond, High Income, Short Duration and Strategic Income were participants in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. Core Bond, High Income, Short Duration and Strategic Income had no loans outstanding pursuant to this line of credit at April 30, 2007. During the six months ended April 30, 2007, Core Bond, High Income, Short Duration and Strategic Income did not utilize this line of credit.

Note F--Investments In Affiliates*:

CORE BOND:

                                                                                                            INCOME FROM
                                                                                                            INVESTMENTS
                               BALANCE OF         GROSS         GROSS       BALANCE OF                      IN AFFILIATED
                              SHARES HELD       PURCHASES     SALES AND     SHARES HELD        VALUE      ISSUERS INCLUDED
NAME OF ISSUER              OCTOBER 31, 2006  AND ADDITIONS  REDUCTIONS   APRIL 30, 2007  APRIL 30, 2007  IN TOTAL INCOME
NEUBERGER BERMAN PRIME
MONEY FUND TRUST CLASS**       2,881,459        27,000,682    28,229,264     1,652,877      $1,652,877        $72,296

HIGH INCOME:

                                                                                                            INCOME FROM
                                                                                                            INVESTMENTS
                               BALANCE OF         GROSS         GROSS       BALANCE OF                      IN AFFILIATED
                              SHARES HELD       PURCHASES     SALES AND     SHARES HELD       VALUE       ISSUERS INCLUDED
NAME OF ISSUER              OCTOBER 31, 2006  AND ADDITIONS  REDUCTIONS   APRIL 30, 2007  APRIL 30, 2007   IN TOTAL INCOME
NEUBERGER BERMAN PRIME
MONEY FUND TRUST CLASS**       19,447,504      317,873,673   327,781,102     9,540,075      $ 9,540,075      $  405,394
NEUBERGER BERMAN
SECURITIES LENDING QUALITY
FUND, LLC***                   47,300,231      170,737,263   151,562,769    66,474,725       66,474,725       1,726,526
                                                                                            -----------      ----------
TOTAL                                                                                       $76,014,800      $2,131,920
                                                                                            ===========      ==========

STRATEGIC INCOME:

                                                                                                            INCOME FROM
                                                                                                            INVESTMENTS
                               BALANCE OF         GROSS          GROSS      BALANCE OF                      IN AFFILIATED
                               SHARES HELD      PURCHASES      SALES AND    SHARES HELD        VALUE      ISSUERS INCLUDED
NAME OF ISSUER              OCTOBER 31, 2006  AND ADDITIONS   REDUCTIONS  APRIL 30, 2007  APRIL 30, 2007   IN TOTAL INCOME
NEUBERGER BERMAN PRIME
MONEY FUND TRUST CLASS**         100,979        4,488,558     4,099,208      490,329         $490,329          $ 5,499
NEUBERGER BERMAN
SECURITIES LENDING QUALITY
FUND, LLC***                      60,751          717,236       574,688      203,299          203,299            5,269
                                                                                             --------          -------
TOTAL                                                                                        $693,628          $10,768
                                                                                             ========          =======

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board Members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G--Recent Accounting Pronouncements:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. Each fund will have until April 30, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

Note H--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Lehman Brothers Core Bond Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                             SIX                    PERIOD FROM
                                            MONTHS        YEAR       OCTOBER 1,
                                            ENDED         ENDED       2005 TO
                                          APRIL 30,    OCTOBER 31,  OCTOBER 31,              YEAR ENDED SEPTEMBER 30,

                                             2007         2006          2005         2005~~~    2004(7)  2003(9)(9)  2002(9)(9)
                                         (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD                         $ 9.85        $10.09       $10.21         $10.51     $10.80    $10.72      $10.45
                                         ------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                   .23@          .41@         .03@           .31@       .23       .28         .39
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)              .03           .09         (.12)          (.04)       .11       .24         .37
                                         ------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               .26           .50         (.09)           .27        .34       .52         .76
                                         ------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                         (.22)         (.43)        (.03)          (.31)      (.23)     (.28)       (.39)
NET CAPITAL GAINS                               --          (.31)          --           (.26)      (.40)     (.16)       (.10)
                                         ------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           (.22)         (.74)        (.03)          (.57)      (.63)     (.44)       (.49)
                                         ------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 9.89        $ 9.85       $10.09         $10.21     $10.51    $10.80      $10.72
                                         ------------------------------------------------------------------------------------
TOTAL RETURN++                               +2.71%**      +5.21%        (.87)%**      +2.64%     +3.29%    +5.01%      +7.56%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)     $ 37.3        $ 33.9       $ 31.7         $ 31.2     $ 26.0    $ 26.1      $ 22.3
RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS#                         .85%*         .86%         .85%*          .86%       .85%      .85%        .85%
RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS                          .85%*~        .85%~        .85%*~         .85%~      .85%      .85%        .85%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                      4.62%*        4.22%        3.51%*         3.03%      2.21%     2.63%       3.65%
PORTFOLIO TURNOVER RATE                        204%**        399%          34%**         462%       390%      343%        333%

See Notes to Financial Highlights

Financial Highlights

Institutional Class

                                             SIX                    PERIOD FROM
                                            MONTHS        YEAR       OCTOBER 1,
                                            ENDED         ENDED       2005 TO
                                          APRIL 30,    OCTOBER 31,  OCTOBER 31,              YEAR ENDED SEPTEMBER 30,

                                             2007         2006          2005         2005~~~    2004(7)  2003(9)(9)  2002(9)(9)
                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD        $ 9.86        $10.11       $10.22         $10.52     $10.81    $10.73      $10.45
                                         ------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                   .25@          .45@         .03@           .33@       .28       .33         .43
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)              .03           .08         (.11)          (.02)       .11       .24         .38
                                         ------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               .28           .53         (.08)           .31        .39       .57         .81
                                         ------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                         (.24)         (.47)        (.03)          (.35)      (.28)     (.33)       (.43)
NET CAPITAL GAINS                               --          (.31)          --           (.26)      (.40)     (.16)       (.10)
                                         ------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           (.24)         (.78)        (.03)          (.61)      (.68)     (.49)       (.53)
                                         ------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 9.90        $ 9.86       $10.11         $10.22     $10.52    $10.81      $10.73
                                         ------------------------------------------------------------------------------------
TOTAL RETURN++                               +2.91%**      +5.52%       (.73)%**       +3.05%     +3.72%    +5.43%      +8.08%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)     $ 45.4        $ 44.5       $ 47.5         $ 48.5     $233.6    $215.5      $195.6
RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS#                         .45%*         .46%         .45%*          .45%       .45%      .45%        .45%
RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS                          .45%*~        .45%~        .45%*~         .45%~      .45%      .45%        .45%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                      5.02%*        4.60%        3.91%*         3.17%      2.61%     3.04%       4.14%
PORTFOLIO TURNOVER RATE                        204%**        399%          34%**         462%       390%      343%        333%

See Notes to Financial Highlights

Financial Highlights

Lehman Brothers High Income Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS (6)

                                             SIX
                                            MONTHS                                               TEN
                                            ENDED                                              MONTHS          YEAR
                                          APRIL 30,                                             ENDED          ENDED
                                            2007       YEAR ENDED OCTOBER 31,                OCTOBER 31,   DECEMBER 31,
                                         (UNAUDITED)    2006     2005     2004     2003       2002(1)          2001
NET ASSET VALUE, BEGINNING OF PERIOD       $9.08      $ 9.10    $ 9.54   $9.25     $8.81     $ 9.03          $ 8.90
                                         ------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                 .34@        .59@      .55@    .58@      .60@       .52@(4)         .69
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)            .29        (.02)     (.44)    .29       .44       (.21)(4)         .12
                                         ------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             .63         .57       .11     .87      1.04        .31             .81
                                         ------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                       (.34)       (.59)     (.55)   (.58)     (.60)      (.53)           (.68)
                                         ------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $ 9.37     $ 9.08    $ 9.10   $9.54    $ 9.25     $ 8.81          $ 9.03
                                         ------------------------------------------------------------------------------
TOTAL RETURN++                              +6.99%**   +6.53%    +1.17%  +9.68%   +12.14%     +3.52%**        +9.27%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)    $487.1     $588.3    $779.7   $813.2   $519.7     $148.6          $92.8
RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS#                       .90%*       .90%      .91%    .90%      .90%      1.00%*          1.00%
RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS                        .90%*~      .89%~     .91%    .90%      .90%(9)   1.00%*~         1.00%~
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                    7.36%*      6.52%     5.88%   6.16%     6.54%      6.96%*(4)       7.54%
PORTFOLIO TURNOVER RATE                       87%**      136%       63%     79%      148%        95%~~**         85%

See Notes to Financial Highlights

Financial Highlights

Lehman Brothers Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                                 SIX MONTHS ENDED
                                                     APRIL 30,                   YEAR ENDED OCTOBER 31,
                                                      2007
                                                   (UNAUDITED)       2006      2005     2004     2003     2002
NET ASSET VALUE, BEGINNING OF PERIOD                   $.9998       $.9998    $.9998   $.9998   $.9998   $.9998
                                                 --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                            .0153        .0276     .0158    .0051    .0050    .0092
NET GAINS OR LOSSES ON SECURITIES                       .0000        .0000        --       --       --       --
                                                 --------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        .0153        .0276     .0158    .0051    .0050    .0092
                                                 --------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                  (.0153)      (.0276)   (.0158)  (.0051)  (.0050)  (.0092)
NET CAPITAL GAINS                                      (.0000)          --        --       --       --       --
                                                 --------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    (.0153)      (.0276)   (.0158)  (.0051)  (.0050)  (.0092)
                                                 --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $.9998       $.9998    $.9998   $.9998   $.9998   $.9998
                                                 --------------------------------------------------------------
TOTAL RETURN++                                          +1.54%**     +2.80%    +1.59%    +.51%    +.50%    +.93%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                $802.2       $773.2    $587.1   $426.1   $410.9   $533.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#            .60%*        .59%      .60%     .61%     .61%     .62%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               .59%*~       .59%~     .60%     .61%     .61%     .62%
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                    3.09%*       2.81%     1.62%     .51%     .50%     .92%

See Notes to Financial Highlights

Financial Highlights

Lehman Brothers Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                                 SIX MONTHS ENDED
                                                     APRIL 30,                   YEAR ENDED OCTOBER 31,
                                                      2007
                                                   (UNAUDITED)       2006      2005     2004     2003     2002
NET ASSET VALUE, BEGINNING OF PERIOD                   $11.36       $11.33    $11.81   $11.86   $11.80   $11.62
                                                 --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                             .20          .40       .40      .40      .40      .43
NET GAINS OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)                           (.08)         .08      (.41)    (.00)     .12      .18
                                                 --------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                          .12          .48      (.01)     .40      .52      .61
                                                 --------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                    (.20)        (.40)     (.40)    (.40)    (.40)    (.43)
NET CAPITAL GAINS                                        (.04)        (.05)     (.07)    (.05)    (.06)      --
                                                 --------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (.24)        (.45)     (.47)    (.45)    (.46)    (.43)
                                                 --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $11.24       $11.36    $11.33   $11.81   $11.86   $11.80
                                                 --------------------------------------------------------------
TOTAL RETURN++                                          +1.11%**     +4.38%     (.09)%  +3.43%   +4.50%   +5.35%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                $29.1        $ 32.1    $ 33.7   $ 37.1   $ 42.3   $ 37.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#            .66%*        .66%      .66%     .65%     .65%     .65%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~              .65%*        .65%      .66%     .65%     .65%     .65%
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                                    3.60%*       3.56%     3.44%    3.40%    3.37%    3.67%
PORTFOLIO TURNOVER RATE                                     4%**        28%       16%       8%      12%      17%

See Notes to Financial Highlights

Financial Highlights

Lehman Brothers National Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

RESERVE CLASS

                                                              SIX MONTHS
                                                                 ENDED          PERIOD FROM
                                                               APRIL 30,    DECEMBER 19, 2005^
                                                                 2007         TO OCTOBER 31,
                                                              (UNAUDITED)          2006
NET ASSET VALUE, BEGINNING OF PERIOD                            $1.0001           $1.0000
                                                              --------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                      .0177             .0287
NET GAINS OR LOSSES ON SECURITIES                                (.0000)            .0001
                                                              --------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  .0177             .0288
                                                              --------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.0177)           (.0287)
NET CAPITAL GAINS                                                (.0001)               --
                                                              --------------------------------
TOTAL DISTRIBUTIONS                                              (.0178)           (.0287)
                                                              --------------------------------
NET ASSET VALUE, END OF PERIOD                                  $1.0000           $1.0001
                                                              --------------------------------
TOTAL RETURN++                                                    +1.79%**          +2.90%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                         $ 283.0           $ 170.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                      .18%*             .17%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                        .18%*             .16%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS        3.57%*            3.28%*

See Notes to Financial Highlights

Financial Highlights

Lehman Brothers New York Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                                              SIX MONTHS
                                                                 ENDED          PERIOD FROM
                                                               APRIL 30,    DECEMBER 19, 2005^
                                                                 2007          TO OCTOBER 31
                                                              (UNAUDITED)          2006
NET ASSET VALUE, BEGINNING OF PERIOD                           $1.0000           $1.0000
                                                              --------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                     .0157             .0249
NET GAINS OR LOSSES ON SECURITIES                                .0000             .0000
                                                              --------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 .0157             .0249
                                                              --------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                           (.0157)           (.0249)
NET CAPITAL GAINS                                               (.0000)               --
                                                              --------------------------------
TOTAL DISTRIBUTIONS                                             (.0157)           (.0249)
                                                              --------------------------------
NET ASSET VALUE, END OF PERIOD                                 $1.0000           $1.0000
                                                              --------------------------------
TOTAL RETURN++                                                   +1.58%**          +2.51%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                        $ 235.8           $ 173.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                     .49%*             .55%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                       .48%*             .54%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       3.16%*            2.94%*

See Notes to Financial Highlights

Financial Highlights

Lehman Brothers Short Duration Bond Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                                  SIX MONTHS
                                                    ENDED
                                                  APRIL 30,              YEAR ENDED OCTOBER 31,
                                                     2007       2006     2005     2004     2003     2002
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $ 9.11      $ 9.13   $ 9.41   $ 9.61   $ 9.65   $ 9.78
                                                 --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                         .20         .35      .25      .24      .28     .43(4)
NET GAINS OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)                        .03         .03     (.18)    (.11)     .03     (.11)##(4)
                                                 --------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                      .23         .38      .07      .13      .31      .32
                                                 --------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.22)       (.40)    (.35)    (.33)    (.35)    (.45)
                                                 --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 9.12      $ 9.11   $ 9.13   $ 9.41   $ 9.61   $ 9.65
                                                 --------------------------------------------------------
TOTAL RETURN++                                      +2.44%**    +4.28%    +.77%   +1.43%   +3.23%   +3.42%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $ 99.1      $108.1   $151.8   $162.6   $199.4   $220.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .70%*       .71%     .71%     .70%     .70%     .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~          .70%*       .70%     .70%     .70%     .70%     .70%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             4.45%*      3.80%    2.75%    2.49%    2.88%    4.44%(4)
PORTFOLIO TURNOVER RATE                                25%**       74%     166%      94%     129%     140%

See Notes to Financial Highlights

Financial Highlights

TRUST CLASS

                                                  SIX MONTHS
                                                    ENDED
                                                  APRIL 30,              YEAR ENDED OCTOBER 31,
                                                    2007        2006     2005     2004     2003     2002
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD               $ 8.68      $ 8.70   $ 8.97   $ 9.15   $ 9.20   $ 9.32
                                                 --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                         .19         .32      .23      .22      .26      .40(4)
NET GAINS OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)                        .03         .03     (.17)    (.09)     .01     (.10)##(4)
                                                 --------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                      .22         .35      .06      .13      .27      .30
                                                 --------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                (.21)       (.37)    (.33)    (.31)    (.32)    (.42)
                                                 --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 8.69      $ 8.68   $ 8.70   $ 8.97   $ 9.15   $ 9.20
                                                 --------------------------------------------------------
TOTAL RETURN++                                      +2.51%**    +4.16%    +.64%   +1.44%   +3.00%   +3.35%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $ 14.0      $ 16.6   $ 20.1   $ 27.0   $ 36.5   $ 42.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .80%*       .81%     .81%     .80%     .80%     .80%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~          .80%*       .80%     .81%     .80%     .80%     .80%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             4.35%*      3.69%    2.64%    2.38%    2.80%    4.31%(4)
PORTFOLIO TURNOVER RATE                                25%**       74%     166%      94%     129%     140%

See Notes to Financial Highlights

Financial Highlights

Lehman Brothers Strategic Income Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INSTITUTIONAL CLASS

                                                 SIX MONTHS                                   PERIOD FROM
                                                    ENDED                                    JULY 11, 2003^
                                                  APRIL 30,      YEAR ENDED OCTOBER 31,       TO OCTOBER 31,
                                                    2007         2006      2005      2004          2003
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD             $10.65         $ 10.90   $10.72   $ 10.11          $10.00
                                                 -----------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                       .21             .38      .37       .36             .10
NET GAINS OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)                      .25             .65      .34       .69             .09
                                                 -----------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    .46            1.03      .71      1.05             .19
                                                 -----------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              (.23)           (.46)    (.45)     (.44)           (.08)
NET CAPITAL GAINS                                  (.38)           (.82)    (.08)       --              --
                                                 -----------------------------------------------------------
TOTAL DISTRIBUTIONS                                (.61)          (1.28)    (.53)     (.44)           (.08)
                                                 -----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.50         $ 10.65   $10.90   $ 10.72          $10.11
                                                 -----------------------------------------------------------
TOTAL RETURN++                                    +4.40%**       +10.34%   +6.68%   +10.65%          +1.95%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $ 19.3         $  20.4   $ 26.2   $  29.4          $ 23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#      .85%*           .86%     .86%      .85%            .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~        .85%*           .85%     .85%      .84%            .84%*
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                           4.04%*          3.66%    3.43%     3.44%           3.51%*
PORTFOLIO TURNOVER RATE                              55%**          111%       89%       85%            34%**


See Notes to Financial Highlights

Financial Highlights

TRUST CLASS

                                                               PERIOD FROM
                                                              APRIL 2, 2007^
                                                               TO APRIL 30,
                                                                  2007
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.39
                                                              --------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                        .03
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                    .08
                                                              --------------
TOTAL FROM INVESTMENT OPERATIONS                                     .11
                                                              --------------
NET ASSET VALUE, END OF PERIOD                                    $10.50
                                                              --------------
TOTAL RETURN++                                                     +1.06%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                           $   .1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                      1.11%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                        1.09%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         3.49%*
PORTFOLIO TURNOVER RATE                                               55%**^^

See Notes to Financial Highlights 130

Financial Highlights

Lehman Brothers Tax-Free Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

RESERVE CLASS

                                                              SIX MONTHS     PERIOD FROM
                                                                 ENDED   DECEMBER 19, 2005^
                                                               APRIL 30,   TO OCTOBER 31,
                                                                 2007           2006
                                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 1.0000         $ 1.0000
                                                              -------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                     .0171            .0282
NET GAINS OR LOSSES ON SECURITIES                                .0000            .0000
                                                              -------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 .0171            .0282
                                                              -------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                           (.0171)          (.0282)
NET CAPITAL GAINS                                                .0000               --
                                                              -------------------------
TOTAL DISTRIBUTIONS                                             (.0171)          (.0282)
                                                              -------------------------
NET ASSET VALUE, END OF PERIOD                                $ 1.0000         $ 1.0000
                                                              -------------------------
TOTAL RETURN++                                                   +1.73%**         +2.86%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                       $1,278.1         $1,165.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                     .20%*            .19%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                       .17%*            .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       3.46%*           3.30%*

See Notes to Financial Highlights

Financial Highlights

Neuberger Berman Cash Reserves

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                                  SIX MONTHS
                                                    ENDED
                                                  APRIL 30,                 YEAR ENDED OCTOBER 31,
                                                     2007        2006       2005      2004      2003      2002
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD             $1.0000       $1.0000    $1.0000   $1.0000   $1.0000   $1.0001
                                                 --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                       .0244          .0441     .0239     .0056     .0066     .0154
NET GAINS OR LOSSES ON SECURITIES                 (.0000)       (.0000)    (.0000)    .0000     .0000    (.0000)
                                                 --------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   .0244         .0441      .0239     .0056     .0066     .0154
                                                 --------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                             (.0244)       (.0441)    (.0239)   (.0056)   (.0066)   (.0154)
NET CAPITAL GAINS                                     --            --         --    (.0000)       --    (.0001)
                                                 --------------------------------------------------------------
TOTAL DISTRIBUTIONS                               (.0244)       (.0441)    (.0239)   (.0056)   (.0066)   (.0155)
                                                 --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.0000       $1.0000    $1.0000   $1.0000   $1.0000   $1.0000
                                                 --------------------------------------------------------------
TOTAL RETURN++                                     +2.46%**      +4.50%     +2.42%     +.57%     +.66%    +1.56%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $ 374.6       $ 605.9    $ 480.0   $ 481.2   $ 617.7   $ 842.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#       .46%*         .45%       .49%      .63%      .59%      .60%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS          .46%*~        .45%~      .49%~     .63%      .59%      .60%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             4.92%*       4.45%      2.40%      .55%      .68%     1.54%

See Notes to Financial Highlights

Notes to Financial Highlights Income Funds (Unaudited)

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. For the six months ended April 30, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

~ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                     SIX MONTHS       YEAR        PERIOD FROM          YEAR
                                       ENDED         ENDED      OCTOBER 1, 2005       ENDED
                                     APRIL 30,    OCTOBER 31,    TO OCTOBER 31,   SEPTEMBER 30,
                                        2007          2006            2005             2005
CORE BOND FUND INVESTOR CLASS           1.33%        1.46%            1.58%           1.05%
CORE BOND FUND INSTITUTIONAL CLASS       .91%         .91%            1.05%            .55%

                                            SIX MONTHS
                                               ENDED
                                            APRIL 30,         YEAR ENDED OCTOBER 31,
                                               2007      2006   2005   2004   2003    2002
MUNICIPAL MONEY FUND INVESTOR CLASS             .62%      .61%    --     --     --     --
MUNICIPAL SECURITIES TRUST INVESTOR CLASS      1.13%     1.19%  1.10%  1.06%   .98%  1.10%
SHORT DURATION BOND FUND INVESTOR CLASS         .90%      .80%   .80%   .77%   .74%   .73%
SHORT DURATION BOND FUND TRUST CLASS           1.17%     1.06%  1.02%   .95%   .93%   .92%
CASH RESERVES INVESTOR CLASS                    .48%      .47%   .51%    --     --     --

                                       SIX MONTHS                               TEN MONTHS        YEAR
                                         ENDED                                     ENDED         ENDED
                                       APRIL 30,      YEAR ENDED OCTOBER 31,    OCTOBER 31,   DECEMBER 31,
                                          2007      2006   2005   2004   2003      2002           2001
HIGH INCOME BOND FUND INVESTOR CLASS       .90%     .90%    --     --     --       1.31%         1.15%

                                                            PERIOD FROM
                                               SIX MONTHS   DECEMBER 19,
                                                 ENDED        2005 TO
                                               APRIL 30,    OCTOBER 31,
                                                  2007          2006
NATIONAL MUNICIPAL MONEY FUND RESERVE CLASS       .47%          .53%
NEW YORK MUNICIPAL MONEY FUND INVESTOR CLASS      .61%          .69%
TAX-FREE MONEY FUND RESERVE CLASS                 .35%          .36%

                                                                                    PERIOD FROM
                                                                                     JULY 11,
                                            SIX MONTHS                                 2003
                                               ENDED                                    TO
                                             APRIL 30,    YEAR ENDED OCTOBER 31,   OCTOBER 31,
                                               2007         2006   2005   2004         2003
STRATEGIC INCOME FUND INSTITUTIONAL CLASS      2.54%        2.29%  1.82%  1.72%      3.77%
STRATEGIC INCOME FUND TRUST CLASS              5.77%(1)       --     --     --         --

(1)  Period from April 2, 2007 to April 30, 2007

(9) After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                       SIX MONTHS
                                         ENDED       YEAR ENDED
                                       APRIL 30,    OCTOBER 31,
                                          2007          2003
HIGH INCOME BOND FUND INVESTOR CLASS       --           .90%

^    The date investment operations commenced.

~~ Portfolio turnover excludes purchases and sales of securities by Lehman Brothers High Yield Bond Fund prior to the date of its merger with High Income.

*    Annualized.

**   Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2002 and thereafter (September 30, 2005 and thereafter for Core Bond Fund) have been calculated based on the average number of shares outstanding during each fiscal period.

(1) Effective after the close of business on September 6, 2002, Management succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

~~~ Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005 and the income and expenses of the Fund, thereafter.

(7) Audited by other auditors whose report dated November 15, 2004 expressed an unqualified opinion.

(9)(9) Audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion.

^^ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the six months ended April 30, 2007 for Strategic Income Fund.

(4) As required, effective November 1, 2001, in accordance with GAAP, the Fund began amortizing premium and discount on debt securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

HIGH INCOME BOND FUND INVESTOR CLASS

                                                                          TEN MONTHS ENDED
                                                                             OCTOBER 31,
                                                                                2002
Net Investment Income                                                           (.01)
Net Gains or Losses on Securities                                                .01
Ratio of Net Investment Income to Average Net Assets                            (.19%)

SHORT DURATION BOND FUND INVESTOR CLASS

                                                                           YEAR ENDED
                                                                          OCTOBER 31,
                                                                              2002
Net Investment Income                                                          (.02)
Net Gains or Losses on Securities                                               .02
Ratio of Net Investment Income to Average Net Assets                           (.26%)


SHORT DURATION BOND FUND TRUST CLASS

                                                                           YEAR ENDED
                                                                          OCTOBER 31,
                                                                              2002
Net Investment Income                                                        (.02)
Net Gains or Losses on Securities                                             .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                         (.26%)

(6) The financial highlights for the year ended December 31, 2001 are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

Directory

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISERS
Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR RESERVE CLASS, INSTITUTIONAL CLASS, AND TRUST CLASS SHAREHOLDERS ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services 800.366.6264
For Reserve Class inquiries: 888.556.9030

LEGAL COUNSEL
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

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

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

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-advisers: LEHMAN BROTHERS ASSET MANAGEMENT LLC
              NEUBERGER BERMAN LLC

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264 Web site: www.nb.com Reserve Class Inquiries and Lehman Brothers New York Municipal Money Fund
Inquiries: 888.556.9030 Web site: www.lehmanam.com

STATISTICS AND PROJECTIONS IN THIS REPORT ARE DERIVED FROM SOURCES DEEMED TO BE RELIABLE BUT CANNOT BE REGARDED AS A REPRESENTATION OF FUTURE RESULTS OF THE FUNDS. THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT AN OFFER OF SHARES OF THE FUNDS. SHARES ARE SOLD ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

H0314 06/07

ITEM 2. CODE OF ETHICS

The Board of Trustees ("Board") of Lehman Brothers Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Semi-annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-3802 (filed July 10,
       2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3) Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lehman Brothers Income Funds


By:  /s/ Peter E. Sundman
     --------------------
     Peter E. Sundman
     Chief Executive Officer

Date: July 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:  /s/ Peter E. Sundman
     -----------------------
     Peter E. Sundman
     Chief Executive Officer

Date: July 6, 2007



By:  /s/ John M. McGovern
     --------------------
     John M. McGovern
     Treasurer and Principal Financial
     and Accounting Officer

Date: July 6, 2007